     As filed with the Securities and Exchange Commission on March 27, 1997
                                                     1933 Act File No. 33-7637
                                                     1940 Act File No. 811-4775


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 21
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 23


                               MFS SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


|_| immediately upon filing pursuant to paragraph (b)
|X| on March 30, 1997 pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(i)
|_| on [date] pursuant to paragraph (a)(i)
|_| 75 days after filing pursuant to paragraph (a)(ii)
|_| on [date] pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice on behalf of all of its series for its fiscal year ended November 30, 1996 on January 28, 1997.

                               MFS SERIES TRUST II


                           MFS(R) EMERGING GROWTH FUND
                           MFS(R) CAPITAL GROWTH FUND
                      MFS(R) GOLD & NATURAL RESOURCES FUND
                         MFS(R) INTERMEDIATE INCOME FUND


                              CROSS REFERENCE SHEET

         (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


    ITEM NUMBER                                                STATEMENT OF
FORM N-1A, PART A            PROSPECTUS CAPTION           ADDITIONAL INFORMATION

      1  (a), (b)       Front Cover Page                             *

      2  (a)            Expense Summary                              *

         (b), (c)                   *                                *

      3  (a)            Condensed Financial Information              *

         (b)                        *                                *

         (c)            Information Concerning Shares                *
                          of the the Fund - Performance
                          Information

         (d)            Condensed Financial Information              *

      4  (a)            Front Cover Page; the Fund;                  *
                          Investment Objective and
                          Policies

         (b), (c)       Investment Objective and Policies            *

      5  (a)            The Fund; Management of the Fund -           *
                          Investment Adviser

         (b)            Front Cover Page; Management of              *
                          the Fund - Investment
                          Adviser; Back Cover Page

         (c)            Management of the Fund -                     *
                          Investment Adviser


         (d)            Management of the Fund -                     *
                          Investment Adviser;
                          Administrator - Back Cover
                          Page


         (e)            Management of the Fund - Back                *
                          Cover Page

         (f)            Expense Summary                              *

         (g)            Information Concerning Shares                *
                          of the Fund - Purchases


         (h)                        *                                *


      5A (a), (b), (c)              **                               **

      6  (a)            Information Concerning Shares                *
                          of the Fund - Description of
                          Shares, Voting Rights and
                          Liabilities; Information
                          Concerning Shares of the Fund
                          - Redemptions and
                          Repurchases; Information
                          Concerning Shares of the Fund
                          - Purchases; Information
                          Concerning Shares of the Fund
                          - Exchanges

         (b), (c), (d)              *                                *

         (e)            Shareholder Services                         *

         (f)            Information Concerning Shares                *
                          of the Fund - Distributions;
                          Shareholder Services -
                          Distribution Options

         (g)            Information Concerning Shares                *
                          of the Fund - Tax Status;
                          Information Concerning Shares
                          of the Fund - Distributions

         (h)                        *                                *

      7  (a)            Front Cover Page; Management                 *
                          of the Fund - Distributor;
                          Back Cover Page

         (b)            Information Concerning Shares                *
                          of the Fund - Purchases; Net
                          Asset Value

         (c)            Information Concerning Shares                *
                          of the Fund - Purchases;
                          Information Concerning Shares
                          of the Fund - Exchanges;
                          Shareholder Services

         (d)            Front Cover Page; Information                *
                          Concerning Shares of the Fund
                          - Purchases; Shareholder
                          Services

         (e)            Information Concerning Shares                *
                          of the Fund - Distribution
                          Plan; Information Concerning
                          Shares of the Fund -
                          Purchases; Expense Summary

         (f)            Information Concerning Shares                *
                          of the Fund - Distribution
                          Plan


         (g)            Expense Summary; Information                 *
                          Concerning Shares of the Fund
                          Purchases; Information
                          Concerning Shares of the Fund
                          - Exchanges; Information
                          Concerning Shares of the Fund
                          - Redemptions and
                          Repurchases; Information
                          Concerning Shares of the Fund
                          - Distribution Plan;
                          Information Concerning Shares
                          of the Fund - Distributions;
                          Information Concerning Shares
                          of the Fund Performance
                          Information; Shareholder
                          Services


      8  (a)            Information Concerning Shares                *
                          of the Fund - Redemptions and
                          Repurchases; Information
                          Concerning Shares of the Fund
                          - Purchases; Shareholder
                          Services

         (b), (c), (d)  Information Concerning Shares                *
                          of the Fund - Redemptions and
                          Repurchases

      9                             *                                *

     10  (a), (b)                   *                   Front Cover Page

     11                             *                   Front Cover Page

     12                             *                   Definitions

     13  (a), (b), (c)              *                   Investment Objective,
                                                          Policies and
                                                          Restrictions

         (d)                        *                                *

     14  (a), (b)                   *                   Management of the Fund -
                                                          Trustees and Officers

         (c)                        *                   Management of the Fund -
                                                          Trustees and Officers;
                                                          Appendix A

     15  (a)                        *                                *


         (b), (c)                   *                   Management of the Fund -
                                                          Trustees and Officers;
Trustee
                                                        Compensation Table


     16  (a)            Management of the Fund -        Management of the Fund -
                          Investment Adviser              Investment Adviser;
                                                          Management of the
                                                          Fund - Trustees and
                                                          Officers

         (b)            Management of the Fund -        Management of the Fund -
                          Investment Adviser              Investment Adviser

         (c)                        *                                *


         (d)                        *                   Management of the Fund -
                                                          Investment Adviser;
                                                          Administrator


         (e)                        *                   Portfolio Transactions
                                                          and Brokerage
                                                          Commissions

         (f)            Information Concerning Shares   Distribution Plan
                          of the Fund - Distribution
                          Plan

         (g)                        *                                *

         (h)                        *                   Management of the Fund -
                                                          Custodian; Independent
                                                          Auditors and Financial
                                                          Statements; Back Cover
                                                          Page

         (i)                        *                   Management of the Fund -
                                                          Shareholder Servicing
Agent

     17  (a), (b), (c)              *                   Portfolio Transactions
         (d), (e)                                         and Brokerage
                                                          Commissions

     18  (a)            Information Concerning Shares   Description of Shares,
                          of the Fund - Description of    Voting Rights and
                          Shares, Voting Rights and       Liabilities
                          Liabilities

         (b)                        *                                *

     19  (a)            Information Concerning Shares   Shareholder Services
                          of the Fund - Purchases

         (b)            Information Concerning Shares   Determination of Net
                          of the Fund - Net Asset         Asset Value and
                          Value; Information              Performance - Net
                          Concerning Shares of            Asset Value
                          the Fund - Purchases

         (c)                        *                                *

     20                             *                   Tax Status

     21  (a), (b)                   *                   Management of the Fund -
                                                          Distributor;
                                                          Distribution Plan

         (c)                        *                                *

     22  (a)                        *                                *


         (b)                        *                   Determination of Net
                                                          Asset Value and
                                                          Performance;
                                                          Performance
                                                          Information


     23                             *                   Independent Auditors and
                                                          Financial Statements
----------------

 * Not Applicable
** Contained in Annual Report

                            MFS EMERGING GROWTH FUND

                 SUPPLEMENT TO THE APRIL 1, 1997 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED APRIL 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                       CLASS I
  Maximum Initial Sales Charge Imposed on Purchases of Fund
    Shares (as a percentage of offering price).........................  None
  Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable).. None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
  Management Fees......................................................  0.73%
  Rule 12b-1 Fees......................................................  None
  Other Expenses(1)(2).................................................  0.24%
                                                                         -----
  Total Operating Expenses.............................................  0.97%

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended November 30, 1996.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

           PERIOD                                               CLASS I

           1 year........................................          $10
           3 years.......................................           31

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates;

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD;

(iii) any retirement plan, endowment or foundation which (a) purchases shares directly through MFD (rather than through a third party broker or dealer or other financial intermediary); (b) has, at the time of purchase of Class I shares, aggregate assets of at least $100 million; and (c) invests at least $10 million in Class I shares of the Fund either alone or in combination with investments in Class I shares of other MFS funds distributed by MFD (additional investments may be made in any amount); provided that MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time; and

(iv) bank trust departments which initially invest, on behalf of their trust clients, at least $100,000 in Class I shares of the Fund (additional investments may be made in any amount); provided that MFD may accept smaller initial purchases if it believes, in its sole discretion, that the bank trust department will make additional investments, on behalf of its trust clients, which will cause its total investment to equal or exceed $100,000 within a reasonable period of time.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Four classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares, Class C shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares, Class B shares and Class C shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class C shares and Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares, Class B shares and Class C shares because expenses attributable to Class A shares, Class B shares and Class C shares generally will be higher.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 1997

                                          PROSPECTUS
                                          April 1, 1997
MFS(R) EMERGING                           Class A Shares of Beneficial Interest
GROWTH FUND                               Class B Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class C Shares of Beneficial Interest
------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
1. Expense Summary ..................................................        2
2. The Fund .........................................................        3
3. Condensed Financial Information ..................................        4
4. Investment Objective and Policies ................................        6
5. Investment Techniques ............................................        7
6. Additional Risk Factors ..........................................       11
7. Management of the Fund ...........................................       14
8. Information Concerning Shares of the Fund ........................       15
      Purchases .....................................................       15
      Exchanges .....................................................       20
      Redemptions and Repurchases ...................................       21
      Distribution Plan .............................................       23
      Distributions .................................................       25
      Tax Status ....................................................       25
      Net Asset Value ...............................................       25
      Description of Shares, Voting Rights and Liabilities ..........       26
      Performance Information .......................................       26
9. Shareholder Services .............................................       27
   Appendix A .......................................................      A-1
   Appendix B .......................................................      B-1

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS EMERGING GROWTH FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

This Prospectus pertains to MFS Emerging Growth Fund (the "Fund"), a diversified series of MFS Series Trust II (the "Trust"), an open-end management investment company consisting of four series. The Fund's investment objective is to provide long-term growth of capital by investing primarily in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated April 1, 1997, as amended or supplemented from time to time, (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 28 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http:/www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES:                                             CLASS A             CLASS B           CLASS C
                                                                              -------             -------           -------

    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) ............................          5.75%             0.00%             0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of
      original purchase price or redemption proceeds, as applicable) .      See Below(1)          4.00%             1.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ..................................................          0.73%             0.73%             0.73%
    Rule 12b-1 Fees ..................................................          0.25%(2)          1.00%(3)          1.00%(3)
    Other Expenses(5) ................................................          0.24%             0.24%             0.24%(4)
                                                                                 ----              ----
    Total Operating Expenses .........................................          1.22%             1.97%             1.97%
------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company
    Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1,
    1991 are subject to a service fee of 0.15% per annum. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund --
    Distribution Plan" below).
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund -- Distribution Plan" below).
(4) Based on Class A expenses during the last fiscal year.
(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
                             -------------------
An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                                        CLASS A                 CLASS B                         CLASS C
------                                        -------                 -------                         -------
                                                                                (1)                             (3)
 1 year ..................................     $ 69             $ 60           $ 20             $ 30           $ 20(1)
 3 years .................................       94               92             62               62             62
 5 years .................................      121              126            106              106            106
10 years .................................      197              210(2)         210(2)           230            230
------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.
(3) Purchases subsequent to April 1, 1996 which are redeemed within 12 months of purchase are subject to a 1%
    CDSC.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan".


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and a service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                                           FINANCIAL HIGHLIGHTS
                                              Class A shares
-----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1996           1995           1994         1993**
-----------------------------------------------------------------------------------------------------------
                                                    CLASS A
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ........      $  26.79       $  18.73       $  17.68       $  16.43
                                                     --------       --------       --------       --------
Income from investment operations# --
  Net investment loss .........................      $  (0.29)      $  (0.23)      $  (0.20)      $  (0.03)
  Net realized and unrealized gain on
    investments ...............................          5.51           8.68           1.78           1.28
                                                     --------       --------       --------       --------
    Total from investment operations ..........      $   5.22       $   8.45       $   1.58       $   1.25
                                                     --------       --------       --------       --------

Less distributions declared to shareholders --

  From net realized gain on investments .......      $   --         $  (0.38)      $  (0.53)      $   --
  In excess of net realized gain on investments          --            --   ***        --             --
  Tax return of capital .......................          --            (0.01)          --             --
                                                     --------       --------       --------       --------
    Total distributions declared to
      shareholders ............................      $   --         $  (0.39)      $  (0.53)      $   --
                                                     --------       --------       --------       --------
Net asset value -- end of period ..............      $  32.01       $  26.79       $  18.73       $  17.68
                                                     ========       ========       ========       ========
Total return(+) ...............................        19.52%         45.98%          9.06%         38.98%+
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ..................................         1.20%          1.28%          1.33%          1.19%+
  Net investment loss .........................       (1.01)%        (1.04)%        (1.09)%        (0.98)%+
PORTFOLIO TURNOVER                                        22%            20%            39%            58%
Average commission rate### ....................      $ 0.0498           --             --             --
NET ASSETS AT END OF PERIOD (000,000 OMITTED) .      $  2,524       $  1,312       $    470       $    371

----------
  + Annualized.
 ** For the period from the date of issue of Class A shares, September 13, 1993 to November 30, 1993.
*** The per share distribution in excess of net realized gain on investments was $0.0049.
  # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1,
    1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

                                                   FINANCIAL HIGHLIGHTS
                                                      Class B shares
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                      1996          1995              1994          1993          1992          1991
----------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ...........................      $ 26.56       $ 18.57           $ 17.64       $ 14.93       $ 12.07       $  6.89
                                          -------       -------           -------       -------       -------       -------
Income from investment operations# --
  Net investment loss ..............      $ (0.52)      $ (0.41)          $ (0.35)      $ (0.33)      $ (0.07)      $ (0.13)
  Net realized and unrealized gain
    on investments .................         5.44          8.65              1.78          3.19          3.52          5.31
                                          -------       -------           -------       -------       -------       -------
    Total from investment operations      $  4.92       $  8.24           $  1.43       $  2.86       $  3.45       $  5.18
                                          -------       -------           -------       -------       -------       -------
Less distributions declared to shareholders --
  From net realized gain on
    investments ....................      $  --         $ (0.24)          $ (0.50)      $ (0.15)      $ (0.59)     $  --
  In excess of net realized gain on
    investments ....................         --            -- ***            --            --            --            --
  Tax return of capital ............         --           (0.01)             --            --            --            --
                                          -------       -------           -------       -------       -------       -------
    Total distributions declared to
      shareholders .................      $  --         $ (0.25)          $ (0.50)      $ (0.15)      $ (0.59)      $  --
                                          -------       -------           -------       -------       -------       -------
Net asset value -- end of period ...      $ 31.48       $ 26.56           $ 18.57       $ 17.64       $ 14.93       $ 12.07
                                          =======       =======           =======       =======       =======       =======
Total return(+) ....................       18.52%        44.89%             8.21%        19.36%        29.25%        75.18%
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .......................        2.00%         2.08%             2.14%         2.19%         2.33%         2.50%
  Net investment loss ..............      (1.80)%       (1.83)%           (1.90)%       (1.61)%       (2.00)%       (1.98)%
PORTFOLIO TURNOVER                            22%           20%               39%           58%           59%          112%
Average commission rate### .........      $0.0498          --                --            --            --            --
NET ASSETS AT END OF PERIOD (000,000
  OMITTED) .........................      $ 3,659       $ 2,001           $   769       $   602       $   357       $   145

----------
*** The per share distribution in excess of net realized gain on investments was $0.0031.
  # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

                                                   FINANCIAL HIGHLIGHTS
                                                Class B and Class C Shares
------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                            1990          1989          1988          1987*          1996
------------------------------------------------------------------------------------------------------------------
                                                 CLASS B                                                 CLASS C**
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ...       $ 7.69        $ 5.91        $ 4.97         $ 5.50       $ 28.37
                                                 ------        ------        ------         ------       -------
Income from investment operations# --
  Net investment loss ....................       $(0.14)       $(0.13)       $(0.11)        $(0.06)      $ (0.38)
  Net realized and unrealized gain (loss)
    on investments .......................        (0.66)         1.91          1.05          (0.47)         3.49
                                                 ------        ------        ------         ------       -------
    Total from investment operations .....       $(0.80)       $ 1.78        $ 0.94         $(0.53)      $  3.11
                                                 ------        ------        ------         ------       -------
Net asset value -- end of period .........       $ 6.89        $ 7.69        $ 5.91         $ 4.97       $ 31.48
                                                 ======        ======        ======         ======       =======
Total return .............................     (10.40)%        30.12%        18.91%       (10.44)%+       10.96%++
RATIOS (TO AVERAGE DAILY NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses ...............................        2.75%         2.81%         2.30%          2.40%+        1.35%+
  Net investment loss ....................      (1.86)%       (1.91)%       (1.65)%        (1.50)%+      (1.25)%+
PORTFOLIO TURNOVER                                  86%           95%           57%            81%           22%
Average commission rate### ...............         --            --            --             --         $0.0498
NET ASSETS AT END OF PERIOD (000,000
  OMITTED) ...............................       $   73        $   82        $   61         $   50       $  119

----------
  * For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
 ** For the period from the date of issue of Class C shares, April 1, 1996 to November 30, 1996.
 ## For fiscal years ending after September 1, 1995, Fund's expenses are calculated without reduction for fees paid indirectly.
  + Annualized.
 ++ Not annualized.
  # Per share distributions for the periods subsequent to December 1, 1993 are based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after
    September 1, 1995.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective of long-term growth of capital.


INVESTMENT POLICIES -- The Fund's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the Fund may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Fund, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.


While the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of equity securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see "Additional Risk Factors -- Lower-Rated Fixed Income Securities" below).

Consistent with its investment objective and policies described above, the Fund may invest up to 25% (and generally expects to invest between 0% and 10%) of its total assets in foreign securities. (see "Additional Risk Factors -- Foreign Securities"). The Fund may also invest in emerging market securities (see "Additional Risk Factors -- Emerging Market Securities" below). The Fund may hold cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs.


The portfolio of the Fund is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government securities or a letter of credit).


REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for the specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities. See the SAI.


INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Appendix B to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may invest a portion of its assets in loans and other direct indebtedness. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loans, other direct indebtedness and the risks related to transactions therein, see the SAI.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers. (See "Additional Risk Factors -- Foreign Securities" below).

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section. In addition, the SAI contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.

OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on stock index futures contracts. (Unless otherwise specified, options on stock index futures contracts are referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Fund may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the SAI.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.


LOWER-RATED FIXED INCOME SECURITIES -- The Fund may invest no more than 5% of its assets in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative. For a description of these and other rating categories, see Appendix B. These lower-rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower-rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower-rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower-rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower-rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Fund. To the extent the Fund invests in these lower-rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.


The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS -- Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract or Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.

FOREIGN SECURITIES: Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risk.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.


Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


PORTFOLIO TRADING
The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. (See "Portfolio Transactions and Brokerage Commissions" in the SAI.)


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.

                             --------------------


The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND
Investment Adviser -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated August 1, 1993, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. John W. Ballen, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since the Fund's inception in 1986. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. Effective July 1, 1995, for its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the first $2.5 billion of the Fund's average daily net assets and 0.70% of the amount of average daily net assets in excess of $2.5 billion, in each case on an annualized basis for its then-current fiscal year.

For the Fund's fiscal year ended November 30, 1996, the Adviser received management fees under the Fund's Advisory Agreement of $34,371,549.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman of MFS, is the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Leslie J. Nanberg and James O. Yost, all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A, B and C shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                           SALES CHARGE* AS
                                            PERCENTAGE OF:
                                   --------------------------   DEALER ALLOWANCE
                                                   NET AMOUNT   AS A PERCENTAGE
AMOUNT OF PURCHASE                 OFFERING PRICE   INVESTED   OF OFFERING PRICE
------------------                 --------------   --------   -----------------
Less than $50,000 ................      5.75%         6.10%          5.00%
$50,000 but less than $100,000 ...      4.75          4.99           4.00
$100,000 but less than $250,000 ..      4.00          4.17           3.20
$250,000 but less than $500,000 ..      2.95          3.05           2.25
$500,000 but less than $1,000,000       2.20          2.25           1.70
$1,000,000 or more ...............      None**        None**      See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:


       COMMISSION PAID
            BY MFD
          TO DEALERS              CUMULATIVE PURCHASE AMOUNT
          ----------              --------------------------
            1.00%             On the first $2,000,000, plus
            0.80%             Over $2,000,000 to $3,000,000, plus
            0.50%             Over $3,000,000 to $50,000,000, plus
            0.25%             Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

            YEAR OF                                              CONTINGENT
          REDEMPTION                                           DEFERRED SALES
        AFTER PURCHASE                                             CHARGE
        --------------                                             ------
      First ...............................................            4%
      Second ..............................................            4%
      Third ...............................................            3%
      Fourth ..............................................            3%
      Fifth ...............................................            2%
      Sixth ...............................................            1%
      Seventh and following ...............................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of shares of the Fund. The maximum investment in Class C shares that may be made is up to $1,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan by the Fund to MFD for the first year after purchase (see "Distribution Plan" below).


Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.


WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.


GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.
                           ------------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between of Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year. Prior to April 1, 1996, Class C shares of the MFS Funds were not subject to a CDSC upon redemption. In no event will Class C shares of the MFS Funds purchased prior to this date be subject to a CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C Shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum.


DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gains distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each Fund shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.
                               ----------------


The Fund's SAI, dated April 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B and Class C shares is waived (Section III).


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B and Class C shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        o   Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


        o Trustees and retired trustees of any investment company for which MFS Fund Distributors ("MFD") serves as distributor;


        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o   Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


        o   Death, disability or retirement of 401 (a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);


        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        o   Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


        o   Death or disability of SRO Plan participant.


    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES


    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
            (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


        o   Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o   Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B AND CLASS C SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B and Class C shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o   Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. an application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3. there is a lack of essential data pertaining to the issue or issuer;
    and

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICES, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such chance. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

               DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                         U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P or Fitch and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P or Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Principal Underwriter
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA02110



[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) EMERGING GROWTH FUND
500 Boylston Street
Boston, MA 02116

                                       MEG-1-4/97/1.3MM    07/207/307






[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


MFS(R) EMERGING GROWTH FUND

Prospectus
April  1, 1997

[logo] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) EMERGING                                        STATEMENT OF
GROWTH FUND                                            ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))               April 1, 1997
-------------------------------------------------------------------------------

                                                                          Page
                                                                          ----
 1. Definitions ................................................           2
 2. Investment Techniques ......................................           2
 3. Investment Restrictions ....................................          11
 4. Management of the Fund .....................................          12
      Trustees .................................................          13
      Officers .................................................          13
      Trustee Compensation Table ...............................          13
      Investment Adviser .......................................          14
      Administrator ............................................          14
      Custodian ................................................          14
      Shareholder Servicing Agent ..............................          15
      Distributor ..............................................          15
 5. Portfolio Transactions and Brokerage Commissions ...........          16
 6. Shareholder Services .......................................          17
      Investment and Withdrawal Programs .......................          17
      Exchange Privilege .......................................          19
      Tax-Deferred Retirement Plans ............................          19
 7. Tax Status .................................................          20
 8. Determination of Net Asset Value; Performance Information ..          21
 9. Distribution Plan ..........................................          23
10. Description of Shares, Voting Rights and Liabilities .......          23
11. Independent Auditors and Financial Statements ..............          24
    Appendix A .................................................         A-1

MFS EMERGING GROWTH FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                   -- MFS Emerging Growth Fund, a
                               diversified series of MFS
                               Series Trust II (the
                               "Trust"), a Massachusetts
                               business trust. The Trust was
                               known as MFS Lifetime
                               Emerging Growth Fund until
                               August 1, 1993  and was known
                               as Lifetime Emerging Growth
                               Trust prior to August 3,
                               1992. The MFS Emerging Growth
                               Fund is the successor to the
                               MFS Lifetime Emerging Growth
                               Fund, which was reorganized
                               as a series of the Trust on
                               September 7, 1993.

   "MFS" or the "Adviser"   -- Massachusetts Financial
                               Services Company, a Delaware
                               corporation.

   "MFD"                    -- MFS Fund Distributors, Inc.,
                               a Delaware corporation.


   "Prospectus"             -- The Prospectus of the Fund,
                               dated April 1, 1997, as
                               amended or supplemented from
                               time to time.


2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment techniques are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


"WHEN-ISSUED" SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).


CORPORATE ASSET-BACKED SECURITIES
As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities" weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOANS AND OTHER DIRECT INDEBTEDNESS
As described in the Prospectus, the Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.


Certain of the loans and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.


The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.

FOREIGN SECURITIES
The Fund may invest up to 25% (and expects generally to invest between 0% to 10%) of its total assets in foreign securities (not including American Depositary Receipts ("ADRs"). As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counter party with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes. In particular, a Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.


It should also be noted that the Fund may enter into transactions in options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid securities necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.


The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

  RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

  TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

  RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

  RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or
(ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options or in the premiums paid for such options.


When the Fund purchases a Futures Contract, an amount of liquid assets will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

     (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

     (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.


     (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.


     (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

     (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.

     (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

     (8) Invest for the purpose of exercising control or management.

     (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES
The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years" continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

These operating policies are not fundamental and may be changed without shareholder approval.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor.
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer, Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS


LESLIE J. NANBERG,* Vice President (born 11/14/45)
Massachusetts Financial Services Company, Senior Vice President

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


----------
*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

TRUSTEE COMPENSATION TABLE
                                                 RETIREMENT
                                              BENEFIT ACCRUED          ESTIMATED         TOTAL TRUSTEE FEES
                           TRUSTEE FEES          AS PART OF          CREDITED YEARS        FROM FUND AND
    TRUSTEE                FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------
Richard B. Bailey             $3,050               $  875                  10                 $247,168
A. Keith Brodkin              --0--                --0--                  N/A                  --0--
Marshall N. Cohan              4,175                1,879                  14                  149,258
Dr. Lawrence Cohn              3,725                  542                  18                  136,508
Sir David Gibbons              3,725                1,460                  13                  136,508
Abby M. O'Neill                3,275                  670                  10                  123,758
Walter E. Robb, III            4,175                2,087                  15                  149,258
Arnold D. Scott               --0--                --0--                  N/A                  --0--
Jeffrey L. Shames             --0--                --0--                  N/A                  --0--
J. Dale Sherratt               4,175                  609                  20                  149,258
Ward Smith                     4,175                  820                  13                  149,258

(1) For fiscal year ended November 30, 1996.
(2) Based on normal retirement age of 75.
(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex
    (having aggregate net assets at December 31, 1996, of approximately $14.9 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

                               ESTIMATED ANNUAL BENEFITS PAYABLE BY
                                     FUND UPON RETIREMENT(4)
                                                           YEARS OF SERVICE
                         ------------------------------------------------------------------------------------
 AVERAGE TRUSTEE FEES           3                    5                     7                 10 OR MORE
---------------------------------------------------------------------------------------------------------------
        $2,745                 $412                $  686                $  961                $1,373
         3,115                  467                   779                 1,090                 1,557
         3,484                  523                   871                 1,219                 1,742
         3,854                  578                   963                 1,349                 1,927
         4,223                  633                 1,056                 1,478                 2,112
         4,593                  689                 1,148                 1,607                 2,296

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of February 28, 1997, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund. As of February 28, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., P.O. Box 45286, Jacksonville, FL 32232-5286 was the record owner of approximately 7.07%, 18.41% and 49.56%, of the outstanding Class A, Class B and Class C shares, respectively, of the Fund. As of February 28, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, Massachusetts 02116-3740 and MFS 401-K Plan, c/o Mark Leary, 500 Boylston Street, Boston, Massachusetts 02116-3740 were the record owners of 83.28% and 16.72%, respectively, of the outstanding Class I shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of August 1, 1993, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the first $2.5 billion of the Fund's average daily net assets and 0.70% of the amount of average daily net assets in excess of $2.5 billion, in each case on an annualized basis for its then current fiscal year.

For the Fund's fiscal year ended November 30, 1996, MFS received $34,371,549 under its investment advisory agreement with the Fund. For the Fund's fiscal year ended November 30, 1995, MFS received $15,957,197 under its investment advisory agreement. For the Fund's fiscal year ended November 30, 1994, MFS received $8,805,097 under its investment advisory agreement.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of its expenses (other than those assumed by the Adviser or MFD) including: Trustees fees discussed above, governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days" nor less than 30 days" written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement as amended and restated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsiduary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and certain other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


During the fiscal years ended November 30, 1996, 1995 and 1994, the CDSC imposed on redemption of Class A shares was $96,069, $9,946 and $0, respectively.

During the fiscal year ended November 30, 1996, MFD received sales charges of $2,019,102 and dealers received sales charges of $13,907,826 (as their concession on gross sales charges of $15,926,928) for selling Class A shares of the Fund; the Fund received $1,027,927,978 representing the aggregate net asset value of such shares. During the fiscal year ended November 30, 1995, MFD received sales charges of $1,055,053 and dealers received sales charges of $9,137,371 (as their concession on gross sales charges of $10,192,424) for selling Class A shares of the Fund; the Fund received $460,963,288 representing the aggregate net asset value of such shares. During the fiscal year ended November 30, 1994, MFD received sales charges of $231,114 and dealers received sales charges of $1,784,829 (as their concession on gross sales charges of $2,015,943) for selling Class A shares of the Fund; the Fund received $106,741,934 representing the aggregate net asset value of such shares.

CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).

During the fiscal years ended November 30, 1996, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $3,455,966, $1,787,150 and $1,027,718, respectively. During the fiscal year ended November 30, 1996, the CDSC imposed on redemption of Class C shares was $25,307.

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days" nor less than 30 days" notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE  COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended November 30, 1996, total brokerage commissions of $2,492,577 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $1,288,488,985. For the Fund's fiscal year ended November 30, 1995, total brokerage commissions of $1,932,499 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $935,882,443. For the Fund's fiscal year ended November 30, 1994, total brokerage commissions of $923,164 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $1,053,768,486.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Advisor to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES


INVESTMENT AND WITHDRAWAL PROGRAMS: The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of Class B or Class C of the Fund or any of the classes of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends not capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment Fund), reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity purchases. For example, if a shareholder owns shares with a current offering price value of $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each in-vestment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund, may exchange their shares for the same class of other MFS Funds (if available for sale) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


Exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record towner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of Class C shares and certain Class A shares, a CSDC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE: Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the Exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).


TAX-DEFERRED RETIREMENT PLANS: Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:


  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"), as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the aspecific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have had their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Forward Contracts and Futures Contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income or losses. The use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


8.  DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor or its agent, the Shareholder Servicing Agent, prior to the close of the business day.


PERFORMANCE INFORMATION
The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (5% maximum for Class B shares purchased on and after January 1, 1993, but before September 1, 1993 and 4% maximum for Class B shares and 1% maximum for Class C shares purchased after April 1, 1996) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (5.75% maximum) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum or other sales charge or CDSC.

The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS -- The performance results presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class B shares and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993(R) -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A Shares, no service fees will be paid:
(i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B Shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL
YEAR: During the fiscal year ended November 30, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------  -------------
Class A Shares                     $ 4,758,764    $   485,527    $4,273,237
Class B Shares                     $27,867,886    $21,366,256    $6,501,630
Class C Shares                     $   386,649    $       228    $  386,421

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each of the Trust's four series, Class A shares, Class B shares and Class C shares for this Fund, as well as Class I shares for the Fund and two other series of the Trust. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, assistance with tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at November 30, 1996, the Statement of Assets and Liabilities at November 30, 1996, the Statement of Operations for the year ended November 30, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.


                                   PERFORMANCE RESULTS -- CLASS B SHARES
                                    VALUE OF                  VALUE OF               VALUE OF
                                 INITIAL $10,000            CAPITAL GAIN            REINVESTED          TOTAL
   YEAR ENDED                      INVESTMENT               DISTRIBUTIONS            DIVIDENDS          VALUE
   ----------                      ----------               -------------            ---------          -----
December 31, 1987                   $10,473                    $    0                $     0           $10,473
December 31, 1988                    11,311                         0                      0            11,311
December 31, 1989                    14,353                         0                      0            14,353
December 31, 1990                    13,989                         0                      0            13,989
December 31, 1991                    25,118                     1,127                      0            26,245
December 31, 1992                    27,777                     1,542                      1            29,320
December 31, 1993                    33,515                     2,644                    205            36,364
December 31, 1994                    34,408                     3,023                    388            37,819
December 31, 1995                    48,196                     4,235                    544            52,975
December 31, 1996                    54,535                     5,161                    616            60,312

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for income taxes, if any, payable by shareholders.


                                           PERFORMANCE QUOTATIONS


All performance quotations are for the fiscal year ended November 30, 1996.

                                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                         ---------------------------------------------------------
                                                                                                         10 YEAR
                                                                                                         OR LIFE
                                                          1 YEAR                   5 YEAR                OF FUND
                                                          ------                   ------                -------
Class A Shares with sales charge ....................     12.67%                   22.63%(1)             19.95%(1)
Class A Shares without sales charge .................     19.52%                   24.09%(1)             20.67%(1)
Class B Shares with CDSC ............................     14.52%                   23.27%(2)             20.35%(2)
Class B Shares without CDSC .........................     18.52%                   23.45%(2)             20.35%(2)
Class C Shares with CDSC ............................     17.52%                   23.45%(3)             20.35%(3)
Class C Shares without CDSC .........................     18.52%                   23.45%(3)             20.35%(3)

(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 13, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge) whereas Class B shares generally are subject to a
    CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses
    (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.
(2) From the initial public offering date of Class B shares on December 29, 1986.
(3) Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class C shares on April 1, 1996. Sales charges, expenses and expense ratios, and therefore performance, for Class B and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to a lower CDSC (unless the performance quotation does not give effect to the CDSC) than Class B shares. Class C share performance has not, however, been adjusted to reflect differences in operating expenses which generally are not significantly different between Class B and
    Class C shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
EMERGING
GROWTH
FUND

500 BOYLSTON STREET
BOSTON, MA 02116


[logo] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                                                 MEG-13-4/97/775    07/207/307

[recycle symbol]                Printed on recycled paper.

[MFS LOGO]

Annual Report
for Year Ended
November 30, 1996

MFS(R) Emerging Growth Fund

Table of Contents
Letter from the Chairman                            1
A Discussion with the Portfolio Manager             3
Portfolio Manager's Profile                         5
Performance Summary                                 6
Fund Facts                                          8
Portfolio of Investments                           10
Financial Statements                               26
Notes to Financial Statements                      33
Independent Auditors' Report                       40
Trustees and Officers                              41


Highlights

o For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return at net asset value of 19.52%, Class B shares 18.52%, and Class C shares, which became available on April 1, 1996, 18.52%.

o Smaller companies underperformed most of the year. With a strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead.

o Many of the Fund's technology stocks did very well, benefiting from the restructuring and cost-cutting efforts of corporate America.

o We see a continuation of the slow growth that the United States has been experiencing for the last few years, a situation which has helped corporate earnings as restructurings have lowered costs and helped improve profit margins.

Letter from the Chairman



[Photo of A. Keith Brodkin]

   A. Keith Brodkin



Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly increasing wages. Retail sales, which have been flat for several months, appear to be improving for the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new infor-mation on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

A Discussion with the Portfolio Manager

[Photo of John W. Ballen]

    John W. Ballen

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 19.52%, Class B shares 18.52%, and Class C shares, which became available on April 1, 1996, 18.52%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 27.85% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, and a 16.52% return for the Russell 2000 Total Return Index (an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ).

Q. What do you think were some of the major reasons for the Fund's performance over the past year, John?

A. The stock market in 1996 was dominated by the larger-capitalization issues as represented by the Dow Jones Industrial Average and the S&P 500. Most of the other indices, which include less well-known names, have lagged. However, the Fund's performance compared favorably to the Russell 2000 as investors rewarded the earnings growth of many companies owned by the Fund.

Q. How would you describe the business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. The business and economic environment was benign. Modest economic growth coupled with productivity gains by corporate America provided a favorable environment. However, semiconductor issues performed poorly as inventory oversupply hurt their sales. The health maintenance organizations (HMOs) also performed poorly as companies underestimated health care costs and set their prices too low. This poor performance spilled over from the first half of the year to affect performance for the entire technology and health care sectors -- two of the larger components of the portfolio.

Q. How would you characterize the performance of smaller companies relative to larger companies over the past year, and what do you think were some of the reasons for the difference in performance?

A. Smaller companies underperformed most of the year. With a very strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead. In fact, earnings results for the smaller companies in the Fund generally remained strong all year.

Q. We noticed that technology is the largest sector in the Fund. What is it you like about technology, and could you discuss any sub-groups within technology that you find particularly attractive?

A. The U.S. economy has experienced very weak growth in gross domestic product. At the same time, this has been one of the best five-year periods for earnings growth. A major reason for this is the restructuring occurring throughout corporate America, which has improved productivity. Much of this restructuring has been made possible by technology companies, especially software and networking companies that are helping their corporate customers reduce costs.

Q. However, your largest holding is not a technology stock, but HFS, Inc., a franchisor of hotels and real estate companies. What makes this company attractive?

A. HFS is a consumer services company. This company has acquired companies in the hotel, real estate, and car rental industries. All of these businesses fit into HFS very well, and the company has increased internal growth over 30% from revenue and cost savings opportunities. Supplementing this internal growth has been what we believe to be the best acquisition team of the 1990s. The team has made several acquisitions that greatly increased the earnings growth rate this year. And while the stock has outperformed the market, its valuation has lagged its earnings growth rate, making it attractively priced.

Q. In general, what characteristics or qualities do you look for in selecting stocks for the Fund?

A. We try to be early in identifying small-and mid-cap growth stocks selling at lower-than-average valuations, with the potential to become attractive to investors as they grow. We are long-term investors and the Fund has a low turnover, so we look for companies that will succeed over the long term with what we regard as superior management and market positions.

Q. Can you talk about some other stocks or sectors that performed as well as or better than expected and tell us why you think they did well?

A. Many of our technology stocks did very well. As corporate America restructures and focuses on reducing costs, companies are making more use of technology and software. Oracle Systems, the database and applications provider, BMC Software, Computer Associates, and Compuware have all performed well.

Q. Now, could you talk about some stocks or sectors that did not perform as well as you expected?

A. The health care sector was a disappointing sector for the Fund this year. The HMOs set their prices too low to ensure revenues in 1996. United Healthcare, Healthsource, and Mid Atlantic Medical all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented in 1997.

Q. Can you tell us about some sectors you might be avoiding, and why?

A. We tend usually to avoid some of the slower-growing sectors of the U.S. economy. Examples are energy, industrial, and cyclical-related stocks.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try to take advantage of those changes?

A. I see a continuation of the slow growth that the United States has been experiencing for the past few years. While this has been a slow-growing economy, it has been great for corporate earnings, as restructurings have lowered costs and helped improve profit margins. Many of the smaller companies, with their lower costs, can capitalize on this trend. We believe technology and outsourcing companies, which are large holdings for the Fund, can continue to benefit from these developments.

Respectfully,

/s/ John W. Ballen

John W. Ballen
Portfolio Manager


Portfolio Manager's Profile

John W. Ballen began his career at MFS as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management and on May 1, 1995 he became Chief Equity Officer. He has been the Portfolio Manager of MFS Emerging Growth Fund since 1987.

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Emerging Growth Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charge (CDSC) which is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class A and Class C shares will be greater or less than the line shown, based on differences in loads and fees.


[Description of line chart]

Growth of a Hypothetical $10,000 Investment
(For the Period from December 29, 1986 to November 30, 1996)


        MFS Emerging Growth   S&P 500           Russell      Consumer Price
        Fund Class B          Composite Index   2000 Index   Index - U.S.

12/86   10000                 10000             10000        10000
        9036                  10453              8201         9528
11/88   10745                 10891             10648        11735
        13982                 11398             12811        15345
11/90   12527                 12113              9962        14808
        21945                 12475             14000        17818
11/92   28364                 12856             17332        21097
        33854                 13200             20621        23225
11/94   36633                 13553             20391        23463
        53079                 13901             26200        32104
11/96   62912                 14377             30526        41017

                                                                        Life of
Average Annual Total Returns            1 Year    3 Years    5 Years    Fund+++
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class A)
  including 5.75% sales charge          +12.67%    +21.50%   +22.63%      +19.95%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class A) at
  net asset value                       +19.52%    +23.92%   +24.09%      +20.67%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class B)
  with CDSC                             +14.52%    +22.28%   +23.27%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class B)
  without CDSC                          +18.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class C)
  with CDSC                             +17.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class C)
  without CDSC                          +18.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
Average mid-cap fund**                  +19.21%    +16.66%   +16.45%      +14.34%
-------------------------------------  ---------  --------- --------- ----------
Standard & Poor's 500 Composite
  Index+                                +27.85%    +20.88%   +18.15%      +15.28%
-------------------------------------  ---------  --------- --------- ----------
Russell 2000 Index+                     +16.52%    +13.97%   +16.83%      +11.90%
-------------------------------------  ---------  --------- --------- ----------
Consumer Price Index*                    +3.42%     +2.89%    +2.88%       +3.73%
-------------------------------------  ---------  --------- --------- ----------

  *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services.
  +Source: CDA/Wiesenberger.
+++For the period from commencement of investment operations, December 29, 1986 to November 30, 1996.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with the contingent deferred sales charge (CDSC) reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class A and Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 13, 1993 and of Class C shares on April 1, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class B share performance, which is included within the Class A share performance, including the sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class B share performance included within the Class C share performance with CDSC has been adjusted to reflect the lower CDSC generally applicable to Class C shares, rather than the higher CDSC generally applicable to Class B shares. Class A and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares, and not significantly different for Class C shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.


Fund Facts

Strategy:               The Fund's investment objective is to provide long-term
                        growth of capital by investing primarily in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises.

Commencement of
investment operations:  December 29, 1986

Size:                   $6.3 billion net assets as of November 30, 1996



Largest Sectors


[Description of Pie Chart]


Retailing 11.0%
Technology 40.5%
Miscellaneous 19.3%
Leisure 16.1%
Health Care 13.1%

Portfolio Concentration as of November 30, 1996

Top Ten Equity Holdings

HFS, Inc.
Franchiser of hotels and real estate companies

Oracle Corporation
Developer and manufacturer of database software

Computer Associates
Computer software company

Cisco Systems
Computer network developer

United Healthcare
Health maintenance organization

BMC Software
Computer software company

Cadence Design Systems, Inc.
Computer software and systems company

Office Depot
Office supply retailer

Republic Industries
Waste disposal company

Cabletron Systems
Computer network company


Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

For the year ended November 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 31.1%.

Portfolio of Investments - November 30, 1996

Common Stocks - 97.4%
 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - 92.8%
 Advertising - 0.2%
  Lamar Advertising Co., "A"*                        51,300     $ 1,192,725
  Leap Group, Inc.*                                 150,000         918,750
  Outdoor Systems, Inc.*                            295,425       7,496,409
  Universal Outdoor Holdings, Inc.*                 113,300       3,087,425
                                                              ---------------
                                                                $12,695,309
   --------------------------------------------- ------------ ---------------
 Airlines - 0.1%
  AirNet Systems, Inc.*                             210,400     $ 2,630,000
  Atlas Air, Inc.*                                   77,400       3,599,100
                                                              ---------------
                                                                $ 6,229,100
   --------------------------------------------- ------------ ---------------
 Apparel and Textiles - 0.4%
  Designer Holdings Ltd.*                            30,000     $   461,250
  Donna Karan International, Inc.*                   50,000         818,750
  Donnkenny, Inc.*                                   30,000         121,875
  Mossimo, Inc.*                                     18,200         275,275
  Nine West Group, Inc.*                            507,316      24,034,096
                                                              ---------------
                                                                $25,711,246
   --------------------------------------------- ------------ ---------------
 Automotive - 0.1%
  APS Holding Corp.*                                144,000     $ 2,736,000
  Dura Automotive Systems, Inc.*                     58,400       1,562,200
  Safety Components International, Inc.*             28,000         343,000
  United Auto Group, Inc.*                           21,400         494,875
                                                              ---------------
                                                                $ 5,136,075
   --------------------------------------------- ------------ ---------------
 Aerospace - 0.3%
  Greenwich Air Services, Inc., "B"*                649,900     $14,947,700
  Gulfstream Aerospace Corp.*                       131,800       3,163,200
                                                              ---------------
                                                                $18,110,900
   --------------------------------------------- ------------ ---------------
 Banks and Credit Companies
  Capital One Financial Corp.                        28,500     $ 1,029,562
  First Bank Systems, Inc.                           10,900         794,338
  Northern Trust Corp.                               10,700         777,088
                                                              ---------------
                                                                $ 2,600,988
   --------------------------------------------- ------------ ---------------
 Building
  Dayton Superior Corp.*                            265,000     $ 2,616,875
   --------------------------------------------- ------------ ---------------
 Business Machines - 0.2%
  CMC Industries, Inc.*                              25,000     $   231,250
  Sun Microsystems, Inc.*                           260,000      15,145,000
                                                              ---------------
                                                                $15,376,250
   --------------------------------------------- ------------ ---------------
 Business Services - 6.7%
  Abacus Direct Corp.                                22,700     $   550,475
  AccuStaff, Inc.*                                1,992,400      40,346,100
  ADT Ltd.*                                       1,125,800      23,078,900
  Affiliated Computer Services, Inc., "A"*          482,800      14,001,200
  Alco Standard Corp.                               585,300      30,289,275

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Business Services - continued
  American List Corp.                               130,000    $  3,835,000
  Barnett, Inc.*                                    100,000       2,475,000
  BISYS Group, Inc.*                                390,623      14,550,707
  Caribiner International, Inc.*                     28,200       1,244,325
  Carriage Services, Inc.*                           92,000       1,771,000
  CCC Information Services Group, Inc.*             307,100       4,760,050
  Ceridian Corp.*                                   131,300       6,318,812
  Claremont Technology Group, Inc.*                  53,400       1,308,300
  Computer Sciences Corp.*                          214,000      16,825,750
  Corestaff, Inc.*                                  894,300      22,916,437
  Cornell Corrections, Inc.*                        104,300       1,029,963
  CUC International, Inc.*                        3,450,112      90,996,704
  Data Processing Corp.*                             65,000       1,129,375
  Dendrite International, Inc.*                     155,400       3,729,600
  Donnelley Enterprise Solution*                     57,400       1,442,175
  DST Systems, Inc.*                                307,850       9,966,644
  E Trade Group, Inc.*                               82,700         904,531
  Education Management Corp.*                       129,600       2,397,600
  Employee Solutions, Inc.*                         259,000       4,791,500
  Equity Corp. International*                       425,550       9,149,325
  Fine Host Corp.*                                  125,100       1,985,962
  First Data Corp.                                   24,104         961,147
  First USA Paymentech, Inc.*                        19,500         760,500
  Fiserv, Inc.*                                     307,500      11,608,125
  Forrester Research, Inc.*                          23,500         502,313
  ICT Group, Inc.*                                  300,000       1,350,000
  Intelliquest Information Group*                    53,800       1,291,200
  Interim Services, Inc.*                           565,800      22,207,650
  International Network Services*                    17,800         569,600
  Labor Ready, Inc.*                                 50,000         612,500
  Lason Holdings, Inc.*                              18,500         360,750
  Learning Tree International, Inc.*                 47,700       2,158,425
  May and Speh, Inc.*                                80,000       1,080,000
  Mecon, Inc.*                                       33,600         226,800
  MedQuist, Inc.*                                   163,000       3,137,750
  Meta Group, Inc.*                                  12,500         346,875
  National Data Corp.                                70,700       2,819,162
  National Processing, Inc.*                        190,900       3,436,200
  NCO Group Inc.*                                    33,100         566,838
  NOVA Corp.*                                        22,700         431,300
  Nu Skin Asia Pacific, Inc.*                        38,300       1,134,637
  PHH Corporation*                                   45,300       2,032,837
  PIA Merchandising Services, Inc.*                  35,500         319,500
  Precision Response Corp.*                         250,000       9,281,250
  Profit Recovery Group International, Inc.*         75,000       1,050,000
  Registry, Inc.*                                    13,800         674,475
  RemedyTemp, Inc.*                                  99,900       1,598,400

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Business Services - continued
  Romac International, Inc.*                         60,100    $  1,472,450
  RTW, Inc.*                                         36,000         576,000
  Rural/Metro Corp.*                                272,700       9,544,500
  Sabre Group Holding, Inc.*                        124,400       3,638,700
  Service Experts, Inc.*                             57,100       1,413,225
  SPS Transaction Services Corp.*                   558,245       8,792,359
  Superior Consultant, Inc.*                         15,200         364,800
  Superior Services, Inc.*                           28,700         491,488
  Technology Solutions Co.*                          64,050       2,882,250
  Transaction System Architects, Inc.*              222,800       8,076,500
  Vincam Group, Inc.*                                21,900         761,025
  Walsh International, Inc.*                         47,500         380,000
                                                              ---------------
                                                               $420,706,241
   --------------------------------------------- ------------ ---------------
 Cellular Telephones
  Telephone & Data Systems, Inc.                     18,000    $    672,750
   --------------------------------------------- ------------ ---------------
 Chemicals
  Polymer Group, Inc.*                              249,600    $  3,213,600
   --------------------------------------------- ------------ ---------------
 Computer Software - Services
  Ingram Micro, Inc.*                               112,900    $  2,780,163
   --------------------------------------------- ------------ ---------------
 Computer Software - Personal Computers - 3.6%
  Autodesk, Inc.*                                 1,566,490    $ 43,861,720
  Avant Corp.*                                        8,221         240,464
  Clarify, Inc.*                                     32,400       1,458,000
  Compuserve, Inc.*                                  85,100         893,550
  Cybermedia, Inc.*                                  17,400         352,350
  Documentum, Inc.*                                  12,200         463,600
  Electronic Arts, Inc.*                            229,679       7,378,438
  Epic Design Technology, Inc.*                      76,200       1,905,000
  HCIA, Inc.*                                       565,000      16,243,750
  HNC Software, Inc.*                                25,600         761,600
  Hummingbird Communications Ltd.*                  302,200       9,557,075
  Imnet Systems, Inc.*                               35,700         651,525
  Insight Enterprises, Inc.*                        216,000       7,263,000
  InterSolv, Inc.*                                  135,500       1,253,375
  Keane, Inc.*                                      100,000       5,287,500
  Logic Works, Inc.*                                 52,100         306,088
  MapInfo Corp.*                                     50,000         562,500
  McAfee Associates, Inc.*                           26,271       1,254,440
  Microsoft Corp.*                                  670,100     105,121,937
  National Instruments Corp.*                        23,800         761,600
  Openvision Technologies, Inc.*                     25,300         227,700
  P-Com, Inc.*                                       54,800       1,739,900
  Quality Systems*                                   90,000         821,250
  Segue Software, Inc.*                              25,800         328,950
  Selected Software Tools Ltd.*                      31,500         551,250
  Softdesk, Inc.*                                    37,600         329,000

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Computer Software - Personal Computers - continued
  Symantec Corp.*                                 1,282,000    $ 19,069,750
  Verity, Inc.*                                      30,400         505,400
  Videoserver, Inc.*                                 19,600         960,400
                                                              ---------------
                                                               $230,111,112
   --------------------------------------------- ------------ ---------------
 Computer Software - Systems - 21.9%
  Adobe Systems, Inc.                             1,015,900    $ 40,128,050
  Alphanet Solutions, Inc.*                          15,000         183,750
  Ansys, Inc.*                                       13,000         147,875
  Applix, Inc.*                                      48,000         948,000
  Aspect Development, Inc.*                          25,500         592,875
  Aspen Technology, Inc.*                            75,000       6,253,125
  Astea International, Inc.*                         22,000         123,750
  Aurum Softwave, Inc.*                              19,000         672,125
  BDM International, Inc.*                           43,400       2,039,800
  BMC Software, Inc.*                             4,053,750     176,338,125
  Cadence Design Systems, Inc.+++*                4,267,525     170,167,559
  Carnegie Group, Inc.*                             150,000         881,250
  Checkfree Corp.*                                  170,000       2,890,000
  Citrix Systems, Inc.*                              31,000       1,414,375
  Computer Associates International, Inc.         4,371,900     287,452,425
  Computer Management Sciences, Inc.*                29,475         501,075
  Compuware Corp.*                                1,963,624     110,944,756
  Cotelligent Group, Inc.*                          303,100       6,043,056
  CSG Systems International, Inc.*                   23,300         413,575
  Desktop Data, Inc.*                                15,400         346,500
  Document Sciences Corp.*                           24,000         270,000
  Edify Corp.*                                      120,000       1,680,000
  Factset Research Systems, Inc.*                    59,600       1,400,600
  Helisys, Inc.*                                     50,000         143,750
  HMT Technology Corp.*                              90,000       1,575,000
  HPR, Inc.*                                         29,000         435,000
  IA Corporation I*                                 100,000         562,500
  IDX Systems Corp.*                                 21,300         527,175
  Information Management Resources, Inc.*           106,800       1,762,200
  Informix Corp.*                                 1,184,100      28,122,375
  Intelidata Technologies Corp.*                    171,200       1,259,925
  Intelligroup, Inc.*                                10,700         155,150
  Isocor*                                            53,000         311,375
  Learning Company, Inc.*                           390,000       6,630,000
  Metatec Corp.*                                     60,000         390,000
  Metromail Corp.*                                  106,400       2,460,500
  Oak Technology*                                   400,000       3,950,000
  Objective Systems Integrators, Inc.*               38,500         948,063
  Oracle Systems Corp.*                           7,553,500     370,121,500
  Programmers Paradise, Inc.*                       100,000         650,000
  Radisys Corp.*                                     85,000       3,888,750

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Computer Software - Systems - continued
  Remedy Corp.*                                      41,400   $    1,873,350
  Renaissance Solutions, Inc.*                       67,200        2,536,800
  Rogue Wave Software, Inc.*                         24,400          314,150
  Sapient Corp.*                                     12,400          489,800
  Security Dynamics Technology*                      59,600        2,451,050
  Simulation Sciences, Inc.*                         93,200        1,153,350
  Sterling Software, Inc.*                           10,000          331,250
  Summit Design, Inc.*                               50,000          500,000
  Sunquest Information Systems, Inc.*                20,000          297,500
  Sybase, Inc.*                                   3,054,589       53,837,131
  Sykes Enterprises, Inc.*                           14,850          645,975
  Synopsys, Inc.*                                   662,800       29,328,900
  System Software Associates, Inc.+++             2,519,350       34,955,981
  Techforce Corp.*                                   50,000          331,250
  Technology Modeling Associates, Inc.*              23,100          248,325
  Transition Systems, Inc.*                          51,900          583,875
  Ultradata Corp.*                                   40,000          200,000
  USCS International, Inc.*                         217,300        3,639,775
  Viisage Technology, Inc.*                          41,700          589,013
  Whittman-Hart, Inc.*                              118,200        5,378,100
  Xionics Document Technologies*                    134,500        1,748,500
                                                              ---------------
                                                              $1,377,159,984
   --------------------------------------------- ------------ ---------------
 Construction Services - 0.1%
  Shaw Group, Inc.*                                 159,400   $    4,104,550
   --------------------------------------------- ------------ ---------------
 Consumer Goods and Services - 0.6%
  American Residential Services, Inc.*               88,000   $    1,881,000
  Bell Sports Corp.*                                 40,000          255,000
  Blyth Industries, Inc.*                           115,400        5,005,475
  Bollinger Industries, Inc.*                        45,000           33,750
  Boston Communications Group*                       36,100          320,388
  Carson, Inc.*                                     121,100        1,695,400
  Cerplex Group, Inc.*                              123,800          170,225
  Childtime Learning Centers, Inc.*                  70,000          595,000
  Department 56, Inc.*                               50,000        1,162,500
  Franklin Quest Co.*                               567,800       12,065,750
  GT Bicycles, Inc.*                                 10,000          120,000
  Rockshox, Inc.*                                    90,000        1,158,750
  Service Corp. International*                      322,400        9,712,300
  Ticketmaster Group, Inc.*                         170,000        2,486,250
                                                              ---------------
                                                              $   36,661,788
   --------------------------------------------- ------------ ---------------
 Electrical Equipment - 0.1%
  Anadigics, Inc.*                                   11,800   $      442,500
  Comdial Corp.*                                    115,000          790,625
  CP Clare Corp.*                                   180,000        1,485,000
  Cyberoptics Corp.*                                 35,000          411,250
  JPM Co.*                                          145,000        1,776,250

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Electrical Equipment - continued
  Micrel, Inc.*                                      29,800    $    748,725
  Remec, Inc.*                                       10,000         191,250
  Zycon Corp.*                                       47,000         587,500
                                                              ---------------
                                                               $  6,433,100
   --------------------------------------------- ------------ ---------------
 Electronics - 4.2%
  Aavid Thermal Technologies, Inc.*                  65,000    $    568,750
  Actel Corp.*                                       40,000         880,000
  Altera Corp.*                                   1,300,600      98,195,300
  Analog Devices, Inc.*                             735,000      23,611,875
  Atmel Corp.*                                      399,300      13,126,987
  AVX Corp.                                          85,800       1,919,775
  Blonder Tongue Laboratories, Inc.*                 52,500         525,000
  Burr Brown Corp.*                                 398,300      10,355,800
  Integrated Measurements Systems, Inc.*             23,900         424,225
  Linear Technology Corp.                           386,900      18,232,662
  LSI Logic Corp.*                                  994,600      29,962,325
  Maxim Integrated Products, Inc.*                  155,900       7,229,863
  MEMC Electronic Materials, Inc.*                   25,000         668,750
  Micro Linear Corp.*                               198,000       1,274,625
  National Semiconductor Corp.*                      60,000       1,470,000
  Novellus Systems, Inc.*                           152,000       8,740,000
  Photon Dynamics, Inc.*                             32,100         204,638
  Triumph Group, Inc.*                               31,200         819,000
  Ultrak, Inc.*                                      70,000       2,143,750
  Xilinx, Inc.*                                     994,882      43,650,448
                                                              ---------------
                                                               $264,003,773
   --------------------------------------------- ------------ ---------------
 Entertainment - 3.1%
  Ambassadors International, Inc.*                   20,000    $    165,000
  American Radio Systems Corp., "A"*                325,800       8,959,500
  Chartwell Leisure, Inc.*                          260,000       3,510,000
  Clear Channel Communications, Inc.*                 9,000         621,000
  Cox Radio, Inc.*                                  157,700       2,759,750
  Golden Bear Golf, Inc.*                            25,400         346,075
  Grand Casinos, Inc.*                            1,422,921      18,142,243
  Harrah's Entertainment, Inc.*                   2,181,402      38,719,885
  Hertiage Media Corp.*                             118,800       1,648,350
  Hollywood Entertainment Corp.+++*               3,436,500      69,159,562
  Infinity Broadcasting Corp., "A"*                 562,725      18,077,541
  International Speedway Corp.*                      24,000         480,000
  Jacor Communications, Inc., "A"*                  379,400       9,105,600
  LIN Television Corp.*                             412,200      16,539,525
  Macromedia, Inc.*                                  76,000       1,377,500
  Metro Networks, Inc.*                              74,200       1,799,350
  Players International, Inc.*                       47,000         305,500
  Premier Parks, Inc.*                               35,700       1,137,938
  Showboat, Inc.                                    245,000       4,563,125

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Entertainment - continued
  Sinclair Broadcast Group, Inc.,"A"*               38,900     $    943,325
  Starsight Telecast, Inc.*                         15,700          117,750
                                                              ---------------
                                                               $198,478,519
   --------------------------------------------- ------------ ---------------
 Financial Institutions - 1.2%
  Accident Consumer Finance Corp.*                  35,000     $    319,375
  Advanta Corp., "B"                                13,000          546,000
  Amresco, Inc.*                                    70,000        1,505,000
  Contifinancial Corp.*                             52,050        2,042,962
  Corporate Express, Inc.*                         348,000        9,744,000
  Credit Acceptance Corp.*                         165,000        4,269,375
  Delta Financial Corp.*                            27,400          626,775
  Dignity Partners, Inc.*                           78,100          205,013
  Emergent Group, Inc.*                            149,700        1,777,687
  Everen Capital Corp.                              90,000        2,025,000
  Finova Group, Inc.                                10,900          719,400
  First Investment Financial Services Group*        78,300          704,700
  First Merchants Acceptance Corp.*                 45,000          945,000
  Franklin Resources, Inc.                         335,200       23,966,800
  Hambrecht & Quist Group, Inc.*                    18,000          441,000
  Harrington Financial Group, Inc.*                 20,000          202,500
  Healthcare Financial Partners, Inc.*              44,900          561,250
  IMC Mortgage Co.*                                 60,000        1,950,000
  Jayhawk Acceptance Corp.*                        270,000        3,307,500
  Mego Mortgage Corp.*                              30,000          356,250
  Metris Cos., Inc.*                                31,200          733,200
  National Auto Credit, Inc.*                      848,100        8,693,025
  RAC Financial Group, Inc.*                        90,000        4,837,500
  Schwab (Charles) Corp.                            25,000          753,125
  Southern Pacific Funding Corp.*                   58,000        1,841,500
                                                              ---------------
                                                               $ 73,073,937
   --------------------------------------------- ------------ ---------------
 Food and Beverage Products - 0.1%
  Einstein Noah Bagel Corp.*                        33,100     $    988,863
  Nuco2, Inc.*                                       5,000           67,500
  Rocky Mountain Chocolate Factory*                 67,100          452,925
  Suiza Foods Corp.*                               190,000        3,467,500
                                                              ---------------
                                                               $  4,976,788
   --------------------------------------------- ------------ ---------------
 Insurance - 0.2%
  Amerin Corp.*                                    117,100     $  2,664,025
  Capmac Holdings, Inc.                             53,000        1,768,875
  Compdent Corp.*                                  159,300        4,380,750
  Equitable of Iowa Cos.                            18,500          827,875
                                                              ---------------
                                                               $  9,641,525
   --------------------------------------------- ------------ ---------------
 Machinery - 0.1%
  Prime Service, Inc.*                             112,600     $  3,096,500
  Rental Service Corp.*                             57,500        1,480,625
                                                              ---------------
                                                               $  4,577,125
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Products - 1.1%
  AmeriSource Health Corp.*                          33,800     $ 1,330,875
  Arterial Vascular Engineering, Inc.*               24,800         421,600
  Biosource International, Inc.*                    144,400       1,019,825
  Boston Scientific Corp.*                          260,000      15,177,500
  Cohr, Inc.*                                        56,800       1,192,800
  Digene Corp.*                                      24,500         248,063
  Guidant Corp.*                                    382,600      20,229,975
  Housecall Medical Resources, Inc.*                 75,000         346,875
  Innovasive Devices, Inc.*                          29,000         224,750
  Iridex Corp.*                                      30,000         247,500
  Lanvision Systems, Inc.*                           15,000         114,375
  Matria Healthcare, Inc.*                          578,500       3,471,000
  MedCath, Inc.*                                     30,000         446,250
  NCS Healthcare, Inc.*                              36,200         995,500
  Orthofix International N.V.*                      473,749       4,086,085
  Parexel International Corp.*                       19,500       1,009,125
  Physician Sales and Service, Inc.*                 42,000         850,500
  Seamed Corp.*                                      30,000         311,250
  Sofamor Danek Group, Inc.*                         20,000         562,500
  Uromed Corp.*                                      48,765         444,981
  Ventritex, Inc.*                                  148,900       3,461,925
  Vitalcom, Inc.*                                    15,000          80,625
  Waters Corp.*                                     423,500      11,487,437
  Xomed Surgical Products, Inc.*                     50,000         962,500
  Zoll Medical Corp.*                               107,500       1,384,062
                                                              ---------------
                                                                $70,107,878
   --------------------------------------------- ------------ ---------------
 Medical and Health Technology and Services - 11.9%
  Access Health, Inc.*                               37,500     $ 1,471,875
  Advanced Health Corp.*                             72,600       1,034,550
  AHI Healthcare Systems, Inc.*                      47,700         369,675
  American Homepatient, Inc.*                       420,750       9,729,844
  American Medical Response*                         44,500       1,335,000
  American Medserve Corp.*                           47,600         773,500
  American Oncology Resources, Inc.*                100,000         975,000
  Applied Analytical Industries, Inc.*               12,300         261,375
  Carematrix Corp.*                                 473,500       6,510,625
  ClinTrials Research, Inc.*                         45,000         978,750
  Columbia/HCA Healthcare Corp.                     708,184      28,327,360
  Community Care of America, Inc.*                  100,000         400,000
  Coventry Corp.*                                   502,700       4,964,162
  CRA Managed Care, Inc.*                            31,900       1,451,450
  Equimed, Inc.*                                    200,000         837,500
  First Commonwealth, Inc.*                          12,600         207,900
  Foundation Health Corp.*                        1,146,500      33,535,125
  FPA Medical Management, Inc.*                     360,425       6,938,181
  Genesis Health Ventures, Inc.*                    181,150       5,049,556

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Technology and Services - continued
  HBO & Company                                       5,900     $   335,563
  Health Management Associates, Inc., "A"*           58,500       1,294,312
  Healthdyne Information Enterprises, Inc.*         378,500       1,750,562
  Healthdyne, Inc.*                                 190,000       1,733,750
  HealthPlan Services Corp.*                         58,000       1,131,000
  Healthsource, Inc.+++*                          5,070,210      57,039,862
  HEALTHSOUTH Corp.*                                945,110      35,559,764
  Heartport, Inc.*                                   23,600         542,800
  ICU Medical, Inc.*                                 50,000         412,500
  Integrated Health Services, Inc.+++*            1,296,000      28,512,000
  Integrated Living Communities, Inc.*              250,000       1,562,500
  Kapson Senior Quarters Corp.*                     240,000       1,740,000
  Lincare Holdings, Inc.*                           206,900       8,224,275
  Living Centers of America*                         96,600       2,451,225
  Manor Care, Inc.                                   78,600       1,984,650
  Mariner Health Group, Inc.*                     1,048,900       7,866,750
  Medpartners, Inc.*                                 35,765         813,654
  Mid Atlantic Medical Services, Inc.*            2,467,600      28,994,300
  Multicare Cos., Inc.*                             121,350       2,396,662
  National Surgery Centers, Inc.*                    28,200         895,350
  Occusystems, Inc.*                                 13,100         379,900
  Option Care, Inc.*                                140,000         682,500
  Orthodontic Centers America, Inc.*              1,990,000      25,123,750
  Owen Healthcare, Inc.*                            732,200      18,762,625
  Oxford Health Plans, Inc.*                        491,800      28,524,400
  Pacificare Health Systems, Inc., "A"*             364,900      28,827,100
  Pacificare Health Systems, Inc., "B"*             672,546      55,821,318
  Pediatric Services America, Inc.*                  30,000         570,000
  Pediatrix Medical Group*                           37,400       1,444,575
  Pharmaceutical Product Development, Inc.*          16,200         356,400
  Phymatrix Corp.*                                   98,200       1,509,825
  Physician Corp. America*                           23,500         249,688
  Physician Reliance Network, Inc.*                 510,000       3,570,000
  Physician Support Systems, Inc.*                   38,100         657,225
  Physicians Resource Group, Inc.*                  300,000       6,225,000
  Physio-Control International Corp.*               212,300       3,927,550
  Quorum Health Group, Inc.*                         66,100       1,859,062
  Renal Care Group, Inc.*                            29,100         923,925
  Renal Treatment Centers, Inc.*                    820,000      21,320,000
  Renal Treatment Centers, Inc.+*                    35,302         917,852
  Riscorp, Inc., "A"*                               117,900         515,813
  Schein (Henry), Inc.*                              26,850       1,094,137
  Sierra Health Services, Inc.*                      27,700         682,113
  Sola International, Inc.*                          43,000       1,510,375
  St. Jude Medical, Inc.*                           500,000      20,875,000
  Sterling House Corp.*                              22,000         187,000
  Summit Medical Systems, Inc.*                      26,900         225,288

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Technology and Services - continued
  Sunrise Assisted Living, Inc.*                     40,000    $    970,000
  Total Renal Care Holdings, Inc.*                  200,000       6,850,000
  Ultratech Stepper, Inc.*                          104,800       2,384,200
  United Dental Care, Inc.*                          25,400         711,200
  United Healthcare Corp.                         4,939,654     213,022,579
  United Payors and United Providers, Inc.*         175,000       2,100,000
  Urocor, Inc.*                                      21,200         196,100
  Vivra, Inc.*                                      200,000       6,150,000
  WellCare Management Group, Inc.*                   77,700         689,588
                                                              ---------------
                                                               $750,208,995
   --------------------------------------------- ------------ ---------------
 Metals and Minerals - 0.1%
  Titanium Metals Corp.*                            110,000    $  3,685,000
   --------------------------------------------- ------------ ---------------
 Pollution Control - 2.6%
  Allied Waste Industries, Inc.*                    208,000    $  1,872,000
  Laidlaw, Inc.                                     500,000       6,125,000
  Philip Environmental, Inc.*                       183,300       2,382,900
  Republic Industries+@*                            507,900      16,951,162
  Republic Industries, Inc.##*                    4,000,000     133,000,000
  USA Waste Services, Inc.*                         137,360       4,429,860
                                                              ---------------
                                                               $164,760,922
   --------------------------------------------- ------------ ---------------
 Printing and Publishing - 0.1%
  Applied Graphics Technologies*                     41,200    $    782,800
  Educational Insights, Inc.*                        46,500         104,625
  Mail Well Holdings, Inc.*                         414,000       5,847,750
                                                              ---------------
                                                               $  6,735,175
   --------------------------------------------- ------------ ---------------
 Railroads
  Wisconsin Central Transportation Corp.*            32,700    $  1,332,525
   --------------------------------------------- ------------ ---------------
 Real Estate - 0.2%
  CB Commercial Real Estate Services Group*         188,000    $  3,384,000
  NHP, Inc.*                                        444,700       7,726,663
                                                              ---------------
                                                               $ 11,110,663
   --------------------------------------------- ------------ ---------------
 Restaurants and Lodging - 12.6%
  Amerihost Properties, Inc.+++*                    522,000    $  3,458,250
  Apple South, Inc.                                 412,150       6,079,213
  Applebee's International, Inc.+++*              3,126,500      91,059,312
  Back Bay Restaurant Group, Inc.*                  157,600         433,400
  Bertucci's, Inc.*                                 369,700       1,964,031
  Brinker International, Inc.*                      440,000       8,140,000
  Bristol Hotel Co.*                                 47,100       1,265,813
  Buffets, Inc.+++*                               2,953,050      27,500,278
  Candlewood Hotel Company, Inc.*                   250,000       2,531,250
  Capstar Hotel Co.*                                500,000       9,187,500
  Cheesecake Factory*                                10,000         202,500
  Choice Hotels Holdings, Inc.*                      78,600       1,208,475
  Extended Stay America, Inc.*                      804,000      16,683,000

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Restaurants and Lodging - continued
  Hammons John Q Hotels, Inc.+++*                   549,300    $  4,394,400
  HFS, Inc.+++*                                   6,441,610     417,094,247
  IHOP Corp.+++*                                    612,200      14,845,850
  Interstate Hotels Co.*                             82,600       2,116,625
  LA Quinta Inns, Inc.                              114,000       2,194,500
  Lone Star Steakhouse & Saloon, Inc.*              370,500      10,605,562
  MGM Grand, Inc.*                                  640,000      24,720,000
  Morton's Restaurant Group, Inc.+++*               553,200       8,298,000
  Outback Steakhouse, Inc.*                         120,000       3,465,000
  Papa John's International, Inc.*                  132,300       4,266,675
  PJ America, Inc.*                                  14,100         264,375
  Promus Hotel Corp.*                             1,602,501      51,680,657
  Rainforest Cafe, Inc.*                            115,000       3,363,750
  Red Roof Inns, Inc.*                              171,400       2,699,550
  Renaissance Hotel Group*                        1,402,800      23,496,900
  Roadhouse Grill, Inc.*                            150,000         900,000
  Schlotzskys, Inc.*                                 33,700         370,700
  ShoLodge, Inc.*                                   375,600       5,070,600
  Showbiz Pizza Time, Inc.+++*                    1,030,000      16,866,250
  Signature Resorts, Inc.*                          100,000       3,425,000
  Sonic Corp.*                                      464,450      10,624,294
  Studio Plus Hotels, Inc.*                          31,050         543,375
  Suburban Lodges America, Inc.*                     20,000         345,000
  Sun International Hotels Ltd.*                    121,800       6,044,325
  Taco Cabana, Inc.+++*                             962,395       6,375,867
  United States Franchise Services, Inc.*            37,600         394,800
  Wyndham Hotel Corp.*                               40,550         795,794
                                                              ---------------
                                                               $794,975,118
   --------------------------------------------- ------------ ---------------
 Retail - 0.3%
  American Pad & Paper Co.*                         940,000    $ 18,565,000
  Oakley, Inc.*                                      30,000         416,250
                                                              ---------------
                                                               $ 18,981,250
   --------------------------------------------- ------------ ---------------
 Special Products and Services - 0.7%
  Central Parking Corp.                              66,600    $  2,231,100
  Childrens Discovery Centers America*              220,000       1,237,500
  Columbus Mckinnon Corp.*                          155,000       2,421,875
  Consolidated Cigar Holdings, Inc.*                 10,000         243,750
  Cooper & Chyan Technology, Inc.*                   69,400       2,290,200
  Firearms Training Systems, Inc.*                   65,800         908,863
  FY I, Inc.*                                       193,300       4,155,950
  Gargoyles, Inc.*                                   38,100         371,475
  ITT Educational Services, Inc.*                   247,500       4,795,312
  Staffmark, Inc.*                                  125,000       1,578,125
  Stewart Enterprises, Inc.*                        401,100      13,537,125
  Strayer Education, Inc.*                          145,000       3,262,500
  Wackenhut Corp.                                   200,000       2,800,000

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Special Products and Services - continued
  West Marine, Inc.*                                 10,000    $    335,000
  Wilmar Industries, Inc.*                           66,600       1,515,150
                                                              ---------------
                                                               $ 41,683,925
   --------------------------------------------- ------------ ---------------
 Steel - 0.1%
  Citation Corp.*                                   640,000    $  6,440,000
   --------------------------------------------- ------------ ---------------
 Stores - 8.2%
  Abercrombie And Fitch Co.*                         34,100    $    626,588
  Alrenco, Inc.*                                    200,000       2,075,000
  AutoZone, Inc.*                                    21,487         529,117
  Bed Bath & Beyond, Inc.*                          240,000       6,285,000
  Boise Cascade Office Products Corp.*              341,400       6,358,575
  Borders Group, Inc.*                              200,000       7,300,000
  BT Office Products International, Inc.*           771,800       7,139,150
  CompUSA, Inc.*                                    220,000       9,900,000
  Consolidated Stores Corp.*                        802,000      29,674,000
  Creative Computers, Inc.*                          76,000         798,000
  Dollar Tree Stores, Inc.*                         175,000       6,693,750
  Doubletree Corp.*                                 329,600      13,843,200
  Duty Free International, Inc.                     687,800      10,832,850
  Friedman's, Inc.*                                 125,000       1,718,750
  Garden Botanika, Inc.*                             13,400         120,600
  General Nutrition Cos., Inc.*                   1,964,108      33,880,863
  Global Directmail Corp.*                          313,300      14,098,500
  Globe Business Resources, Inc.*                    70,000         577,500
  Grow Biz International, Inc.*                      60,000         525,000
  Gymboree Corp.*                                   630,550      17,813,037
  Hello Direct, Inc.*                                42,000         183,750
  Home Depot, Inc.                                  125,000       6,515,625
  Linens N Things, Inc.*                            227,600       3,556,250
  Mazel Stores, Inc.*                                27,700         547,075
  Micro Warehouse, Inc.+++*                       2,565,200      63,488,700
  Mothers Work, Inc.+++*                            211,500       2,220,750
  Movie Gallery, Inc.*                              378,100       5,293,400
  MSC Industrial Direct, Inc.*                      150,800       5,636,150
  Office Depot, Inc.*                             6,862,200     133,812,900
  Officemax, Inc.*                                1,108,650      16,075,425
  Pacific Sunwear of California*                     43,083       1,163,241
  Party City Corp.*                                  30,900         463,983
  PETsMART, Inc.*                                   134,974       3,441,837
  Renters Choice, Inc.*                             321,000       5,858,250
  Saks Holdings, Inc.*                               60,500       1,966,250
  Shoe Carnival, Inc.*                              487,000       2,556,750
  Sports Club, Inc.*                                196,000         490,000
  Staples, Inc.*                                  2,256,000      44,556,000
  Sunglass Hut International, Inc.*                 500,000       3,687,500
  Thrifty Payless Holdings, Inc., "B"*              910,000      23,318,750

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Stores - continued
  Travis Boats and Motors, Inc.*                     90,000    $  1,136,250
  US Office Products Co.*                           453,200      14,049,200
  Welcome Home, Inc.*                                88,900          66,675
  West Coast Entertainment Corp.+++*                605,000       6,050,000
  Wild Oats Markets, Inc.*                           14,800         284,900
                                                              ---------------
                                                               $517,209,091
   --------------------------------------------- ------------ ---------------
 Technology
  Spectrum Holobyte, Inc.*                           65,600    $    328,000
   --------------------------------------------- ------------ ---------------
 Telecommunications - 10.9%
  ACC Corp.                                          90,000    $  2,688,750
  Advanced Fibre Communications*                     22,200       1,085,025
  APAC Teleservices, Inc.*                          391,400      18,493,650
  Ascend Communications, Inc.*                      406,400      28,905,200
  Bay Networks, Inc.*                             1,076,128      28,786,424
  Brooks Fiber Properties, Inc.*                     66,500       2,086,437
  Cable Design Technologies Corp.*                  636,800      18,626,400
  Cabletron Systems, Inc.*                        3,069,000     123,910,875
  Call-Net Enterprises, Inc.##*                      80,000         936,782
  Celeritek, Inc.*                                   20,000         315,000
  Cisco Systems, Inc.*                            3,244,650     220,230,619
  DSP Communications , Inc.*                        120,000       4,665,000
  Equalnet Holding Corp.+++*                        520,400       1,138,375
  Excel Communication, Inc.*                        104,700       2,617,500
  Glenayre Technologies, Inc.*                    2,349,600      56,096,700
  International Telecommunication
    Data Systems, Inc.*                              30,100         714,875
  LCC International, Inc.*                           33,400         534,400
  Lightbridge, Inc.*                                 39,300         363,525
  McLeod, Inc., "A"*                                 81,200       2,314,200
  Metro One Telecommunications, Inc.*                34,500         284,625
  Omnipoint Corp.*                                   40,400       1,060,500
  Orckit Communications Ltd.*                        23,300         262,125
  Pagemart Wireless, Inc.*                           69,300         511,088
  Paging Network, Inc.*                              44,000         715,000
  Premiere Technologies , Inc.*                      35,200         818,400
  Premisys Communications, Inc.*                     29,800       1,538,425
  RMH Teleservices , Inc.*                          208,000       1,768,000
  Shiva Corp.*                                       59,400       2,450,250
  Sitel Corp.*                                      276,400       5,458,900
  Snyder Communications, Inc.*                       63,300       1,542,938
  Sterling Commerce, Inc.*                           59,826       1,884,519
  Tel-Save Holdings, Inc.+++*                     1,827,350      39,744,862
  Telespectrum Worldwide, Inc.*                     560,000       9,940,000
  Teletech Holdings, Inc.*                          194,500       6,126,750
  Tellabs, Inc.*                                    100,000       3,975,000
  Transaction Network Services, Inc.*               255,700       3,196,250
  Trescom International, Inc.*                       46,100         478,288

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Telecommunications - continued
  Univision Communications, Inc.*                    35,700   $    1,419,075
  West Teleservices Corp.*                           60,950        1,516,131
  Westell Technologies, Inc.*                        67,800        1,686,525
  WorldCom, Inc.*                                 3,587,370       82,957,931
  Xlconnect Solutions, Inc.*                         10,200          288,150
  Xpedite Systems, Inc.*                             35,000          647,500
  Xylan Corp.*                                       21,100          780,700
                                                              ---------------
                                                              $  685,561,669
   --------------------------------------------- ------------ ---------------
 Transportation - 0.1%
  Coach USA, Inc.*                                   46,300   $    1,169,075
  Hub Group, Inc.*                                   50,000        1,256,250
  Team Rental Group, Inc.*                           40,000          650,000
  U. S. Xpress Enterprises, Inc.*                    34,200          299,250
                                                              ---------------
                                                              $    3,374,575
   --------------------------------------------- ------------ ---------------
 Utilities - Telephone - 0.7%
  MCI Communications Corp.                          200,000   $    6,100,000
  MFS Communications Co., Inc.*                     357,244       17,237,023
  Telco Communications Group*                       516,200        8,420,513
  Teleport Communications Group, Inc.*              468,300       15,512,437
                                                              ---------------
                                                              $   47,269,973
   --------------------------------------------- ------------ ---------------
Total U.S. Stocks (Identified Cost, $3,961,585,474)           $5,848,836,457
   --------------------------------------------- ------------ ---------------
Foreign Stocks - 4.6%
 Australia - 0.2%
  Sydney Harbor Casino Holdings Ltd., Preferred
  (Entertainment)                                 7,500,000   $   11,310,898
   --------------------------------------------- ------------ ---------------
 Belgium
  Xeikon, N.V., ADR (Printing and
    Publishing)##                                    43,000   $      408,500
   --------------------------------------------- ------------ ---------------
 Canada - 0.9%
  Loewen Group, Inc. (Business Services)            585,800   $   23,651,675
  Loewen Group, Inc. (Business Services)##          857,200       34,464,611
                                                              ---------------
                                                              $   58,116,286
   --------------------------------------------- ------------ ---------------
 France - 0.1%
  Dassault Systems S.A., ADR (Computer
    Software - Systems)                              49,100   $    2,350,663
   --------------------------------------------- ------------ ---------------
 Germany - 1.1%
  Sap AG, Preferred (Computer
    Software - Systems)                             406,625   $   55,891,109
  Sap Aktiengesellschsft, ADR
    (Computer Software - Systems)                   312,200       14,166,075
                                                              ---------------
                                                              $   70,057,184
   --------------------------------------------- ------------ ---------------
 Ireland - 0.1%
  Cbt Group Public Limited (Publishing)             124,000   $    7,130,000
   --------------------------------------------- ------------ ---------------
 Italy - 0.8%
  Gucci Group NV (Apparel and Textiles)             652,600   $   47,884,525

--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
Foreign Stocks - continued
 Mexico
  Banca Quadrum S.A. (Banks and Credit
    Companies)                                        90,000  $      382,500
   --------------------------------------------- ------------ ---------------
 Netherlands
  Baan Company N.V. (Computer
    Software - Systems)                               58,400  $    2,080,500
   --------------------------------------------- ------------ ---------------
 New Zealand - 0.2%
  Sky City Ltd. (Entertainment)                    1,668,900  $    9,517,773
   --------------------------------------------- ------------ ---------------
 Turkey
  Turkiye Garanti Bankasi, ADR (Banks and
    Credit Companies)##                               72,000  $      334,800
   --------------------------------------------- ------------ ---------------
 United Kingdom - 1.2%
  Danka Business Systems, ADR
    (Business Services)                            1,710,000  $   71,820,000
  Dr Solomons Group PLC (Computer
    Software - Personal Computers)                   100,000       1,725,000
  Insignia Solutions PLC (Computer
    Software - Personal Computers)                   457,700       2,231,288
  Pace Micro Technology (Electronics)                328,200       1,307,539
  Jarvis Hotels PLC (Restaurants and Lodging)+        98,300         279,259
                                                              ---------------
                                                              $   77,363,086
   --------------------------------------------- ------------ ---------------
Total Foreign Stocks (Identified Cost, $227,684,420)          $  286,936,715
   --------------------------------------------- ------------ ---------------
Total Common Stocks (Identified Cost, $4,189,269,894)         $6,135,773,172
------------------------------------------------ ------------ ---------------
Convertible Preferred Stocks - 0.1%
-----------------------------------------------------------------------------
  American Radio Systems Corp., 7s##
    (Identified Cost, $4,555,000)                     91,100  $    4,190,600
------------------------------------------------ ------------ ---------------
Warrants - 0.3%
-----------------------------------------------------------------------------
  Intel Corp. (Electronics)
    (Identified Cost, $11,537,522)                   203,000  $   17,813,250
------------------------------------------------ ------------ ---------------
Convertible Bonds - 0.1%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
  ----------------------------------------------------------  ---------------
  Midcom Communications Inc., 8.25s, 2003##       $    4,600  $    4,726,500
  Sholodge, Inc., 7.5s, 2004                           2,000       1,800,000
  Ventritex, Inc., 5.75s, 2001                         1,810       2,739,887
   --------------------------------------------- ------------ ---------------
Total Convertible Bonds (Identified Cost, $8,410,000)         $    9,266,387
   --------------------------------------------- ------------ ---------------
Limited Partnership Units - 0.1%                       Units
  Copley Partners 1@+                              3,000,000  $      808,110
  Copley Partners 2@+                              3,000,000       1,106,460
  Highland Capital Partners@+                      7,500,000       5,015,700
------------------------------------------------ ------------ ---------------
Total Limited Partnership Units (Identified Cost, $4,585,249) $    6,930,270
-----------------------------------------------------------------------------

Short-Term Obligations - 1.1%
 -----------------------------------------------------------------------------

 Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
  Federal Home Loan Mortgage, due 12/11/96         $   840    $      838,790
  Federal Home Loan Mortgage Corp., due 12/02/96    67,300        67,289,344
  Federal National Mortgage Assn., due 12/06/96      2,900         2,897,894
  Student Loan Marketing Assn., due 12/18/96         1,185         1,182,098
   --------------------------------------------- ------------ ---------------
Total Short-Term Obligations, at Amortized Cost and Value     $   72,208,126
   --------------------------------------------- ------------ ---------------
Total Investments (Identified Cost, $4,290,565,791)           $6,246,181,805
Other Assets, Less Liabilities - 0.9%                             54,973,751
-----------------------------------------------------------------------------
Net Assets - 100.0%                                           $6,301,155,556
------------------------------------------------ ------------ ---------------

  *Non-income producing security.
 ##SEC Rule 144A Restriction.
  @Security valued by or at the direction of the Trustees.
  +Restricted security.
+++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
 -----------------------------------------------------------------------------

November 30, 1996
--------------------------------------------------------------------  --------------
Assets:
  Investments, at value -
   Unaffiliated issuers (identified cost, $3,784,568,546)             $5,183,811,695
   Affiliated issuer (identified cost, $505,997,245)                   1,062,370,110
                                                                      --------------
    Total investments, at value (identified cost, $4,290,565,791)     $6,246,181,805
  Cash                                                                       938,636
  Receivable for investments sold                                         59,947,253
  Receivable for Fund shares sold                                         30,842,383
  Interest and dividends receivable                                          460,152
  Other assets                                                                67,620
                                                                      --------------
    Total assets                                                      $6,338,437,849
                                                                      --------------
Liabilities:
  Payable for investments purchased                                   $   27,315,881
  Payable for Fund shares reacquired                                       5,587,855
  Payable to affiliates -
   Management fee                                                            375,529
   Shareholder servicing agent fee                                            78,241
   Distribution fee                                                        2,962,102
  Accrued expenses and other liabilities                                     962,685
                                                                      --------------
    Total liabilities                                                 $   37,282,293
                                                                      --------------
Net assets                                                            $6,301,155,556
                                                                      --------------
Net assets consist of:
  Paid-in capital                                                     $4,299,522,703
  Unrealized appreciation on investments                               1,955,615,519
  Accumulated undistributed net realized gain on investments and
   foreign currency transactions                                          46,092,532
  Accumulated net investment loss                                            (75,198)
                                                                      --------------
    Total                                                             $6,301,155,556
                                                                      --------------
Shares of beneficial interest outstanding                               198,843,744
                                                                        -----------
Class A shares:
  Net asset value per share
   (net assets of $2,523,794,588 / 78,833,157 shares of beneficial
   interest outstanding)                                                  $32.01
                                                                          ------
 Offering price per share (100/94.25)                                     $33.96
                                                                          ------
Class B shares:
  Net asset value and offering price per share
   (net assets $3,658,388,298 / 116,231,548 shares of beneficial
   interest outstanding)                                                  $31.48
                                                                          ------
Class C shares:
  Net asset value and offering price per share
   (net assets of $118,972,670 / 3,779,039 shares of beneficial
   interest outstanding)                                                  $31.48
                                                                          ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A Class B, and Class C shares.

See notes to financial statements

Statement of Operations
 -----------------------------------------------------------------------------

Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
   Interest                                                       $  5,451,041
   Dividends (including $353,567 received from affiliated
    issuers)                                                         3,383,356
                                                                --------------
    Total investment income                                       $  8,834,397
                                                                --------------
  Expenses -
   Management fee                                                 $ 34,371,549
   Trustees' compensation                                               47,890
   Shareholder servicing agent fee (Class A)                         2,169,376
   Shareholder servicing agent fee (Class B)                         4,333,722
   Shareholder servicing agent fee (Class C)                            57,997
   Distribution and service fee (Class A)                            4,758,763
   Distribution and service fee (Class B)                           27,867,887
   Distribution and service fee (Class C)                              386,649
   Custodian fee                                                     1,115,624
   Postage                                                             675,417
   Printing                                                            315,399
   Auditing fees                                                        35,928
   Legal fees                                                           13,801
   Miscellaneous                                                     2,695,745
                                                                --------------
    Total expenses                                                $ 78,845,747
   Fees paid indirectly                                               (221,330)
                                                                --------------
    Net expenses                                                  $ 78,624,417
                                                                --------------
     Net investment loss                                          $(69,790,020)
                                                                --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
   Investment transactions (including $1,546,735 net gain from
    transactions with affiliated issuers)                         $116,119,140
   Foreign currency transactions                                         5,021
                                                                --------------
    Net realized gain on investments                              $116,124,161
                                                                --------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                    $775,004,400
   Translation of assets and liabilities in foreign currencies            (495)
                                                                --------------
    Net unrealized gain on investments                            $775,003,905
                                                                --------------
     Net realized and unrealized gain on investments and
      foreign currency                                            $891,128,066
                                                                --------------
      Increase in net assets from operations                      $821,338,046
                                                                --------------

See notes to financial statements

Statement of Changes in Net Assets
 -----------------------------------------------------------------------------

Year Ended November 30,                                1996             1995
----------------------------------------------- ----------------  ----------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                            $   (69,790,020)  $   (32,364,501)
  Net realized gain on investments and foreign
   currency transactions                             116,124,161         9,896,203
  Net unrealized gain on investments and
   foreign currency                                  775,003,905       847,013,830
                                                 ----------------  ---------------
   Increase in net assets from operations        $   821,338,046   $   824,545,532
                                                 ----------------  ---------------
Distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions (Class A)       $        --       $    (9,533,382)
  From net realized gain on investments and
   foreign currency transactions (Class B)              --             (10,006,703)
  Tax return of capital                                 --                (544,859)
                                                 ----------------  ---------------
   Total distributions declared to
    shareholders                                 $        --       $   (20,084,944)
                                                 ----------------  ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $ 6,317,337,270   $ 3,022,835,060
  Net asset value of shares issued to
   shareholders in reinvestment of
   distributions                                        --              17,796,191
  Cost of shares reacquired                       (4,150,039,758)   (1,771,034,994)
                                                 ----------------  ---------------
   Increase in net assets from Fund share
    transactions                                 $ 2,167,297,512   $ 1,269,596,257
                                                 ----------------  ---------------
    Total increase in net assets                 $ 2,988,635,558   $ 2,074,056,845
Net assets:
  At beginning of period                           3,312,519,998     1,238,463,153
                                                 ----------------  ---------------
  At end of period (including accumulated net
   investment loss of $75,198 and $62,577,
   respectively)                                 $ 6,301,155,556   $ 3,312,519,998
                                                 ----------------  ---------------

See notes to financial statements

Financial Highlights
 -----------------------------------------------------------------------------

Year Ended November 30,                                 1996       1995       1994      1993**
----------------------------------------------------  ---------  ---------  --------------------
Class A
 ------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $  26.79   $  18.73     $  17.68   $  16.43
                                                      --------   --------     --------   --------
Income from investment operations# -
 Net investment loss                                  $  (0.29)  $  (0.23)    $  (0.20)  $  (0.03)
 Net realized and unrealized gain on  investments         5.51       8.68         1.78       1.28
                                                      --------   --------     --------   --------
  Total from investment operations                    $   5.22   $   8.45     $   1.58   $   1.25
                                                      --------   --------     --------   --------
Less distributions declared to shareholders -
 From net realized gain on investments                $  --      $  (0.38)    $  (0.53)  $  --
 In excess of net realized gain on  investments          --         --   ***       --       --
 Tax return of capital                                   --         (0.01)         --       --
                                                      --------   --------     --------   --------
  Total distributions declared to   shareholders      $  --      $  (0.39)    $  (0.53)  $  --
                                                      --------   --------     --------   --------
Net asset value - end of period                       $  32.01   $  26.79     $  18.73   $  17.68
                                                      --------   --------     --------   --------
Total return++                                          19.52%     45.98%        9.06%     38.98%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                              1.20%      1.28%        1.33%      1.19%+
 Net investment loss                                   (1.01)%    (1.04)%      (1.09)%    (0.98)%+
Portfolio turnover                                         22%        20%          39%        58%
Average commission rate###                            $ 0.0498      --           --         --
Net assets at end of period (000,000 omitted)         $  2,524   $  1,312     $    470   $    371

  + Annualized.

 ** For the period from the date of issue of Class A shares, September 13, 1993 to November 30, 1993.

*** The per share distribution in excess of net realized gain on investments was $0.0049.

   # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 ++ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

    See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30,          1996       1995       1994      1993       1992       1991
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                    $  26.56   $  18.57     $  17.64  $  14.93   $  12.07   $   6.89
                               ---------  ---------    --------- ---------  --------- ----------
Income from investment
  operations# -
 Net investment loss           $  (0.52)  $  (0.41)    $  (0.35) $  (0.33)  $  (0.07)  $  (0.13)
 Net realized and
   unrealized gain on
   investments                     5.44       8.65         1.78      3.19       3.52       5.31
                               ---------  ---------    --------- ---------  --------- ----------
   Total from investment
     operations                $   4.92   $   8.24     $   1.43  $   2.86   $   3.45   $   5.18
                               ---------  ---------    --------- ---------  --------- ----------
Less distributions declared
  to shareholders -
 From net realized gain  on
  investments                  $  --      $  (0.24)    $  (0.50) $  (0.15)  $  (0.59)  $  --
 In excess of net realized
   gain on investments            --         --   ***     --        --         --         --
 Tax return of capital            --         (0.01)       --        --         --         --
                               ---------  ---------    --------- ---------  --------- ----------
   Total distributions
     declared to
     shareholders              $  --      $  (0.25)    $  (0.50) $  (0.15)  $  (0.59)  $  --
                               ---------  ---------    --------- ---------  --------- ----------
Net asset value - end of
  period                       $  31.48   $  26.56     $  18.57  $  17.64   $  14.93   $  12.07
                               ---------  ---------    --------- ---------  --------- ----------
Total return                     18.52%     44.89%        8.21%    19.36%     29.25%     75.18%
Ratios (to average net assets)/Supplemental data:
 Expenses##                       2.00%      2.08%        2.14%     2.19%      2.33%      2.50%
 Net investment loss            (1.80)%    (1.83)%      (1.90)%   (1.61)%    (2.00)%    (1.98)%
Portfolio turnover                  22%        20%          39%       58%        59%       112%
Average commission rate###     $ 0.0498      --           --        --         --         --
Net assets at end of period
  (000,000 omitted)            $  3,659   $  2,001     $    769  $    602   $    357   $    145

*** The per share distribution in excess of net realized gain on investments was $0.0031.
  # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30,                                  1990       1989       1988       1987*
---------------------------------------------------- -----------  ---------  --------- ------------
Class B
 --------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $    7.69   $   5.91   $   4.97   $    5.50
                                                     -----------  ---------  --------- ------------
Income from investment operations -
 Net investment loss                                  $   (0.14)  $  (0.13)  $  (0.11)  $   (0.06)
 Net realized and unrealized gain (loss) on
   investments                                            (0.66)      1.91       1.05       (0.47)
                                                     -----------  ---------  --------- ------------
   Total from investment operations                   $   (0.80)  $   1.78   $   0.94   $   (0.53)
                                                     -----------  ---------  --------- ------------
Net asset value - end of period                       $    6.89   $   7.69   $   5.91   $    4.97
                                                     -----------  ---------  --------- ------------
Total return                                           (10.40)%     30.12%     18.91%    (10.44)%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                 2.75%      2.81%      2.30%       2.40%+
 Net investment loss                                    (1.86)%    (1.91)%    (1.65)%     (1.50)%+
Portfolio turnover                                          86%        95%        57%         81%
Net assets at end of period (000,000 omitted)         $      73   $     82   $     61   $      50

  * For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
  + Annualized.

See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30, 1996
----------------------------------------------------------------
                                                       Class C**
----------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  28.37
                                                     -----------
Income from investment operations# -
 Net investment loss                                    $ (0.38)
 Net realized and unrealized gain on investments           3.49
                                                     -----------
  Total from investment operations                     $   3.11
                                                     -----------
Net asset value - end of period                        $  31.48
                                                     -----------
Total return                                             10.96%+++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                               1.35%+
 Net investment loss                                    (1.25)%+
Portfolio turnover                                          22%
Average commission rate###                             $ 0.0498
Net assets at end of period (000,000 omitted)          $    119

 ** For the period from the date of issue of Class C shares, April 1, 1996 to
    November 30, 1996.
 ## For fiscal years ending after September 1, 1995, Fund's expenses are calculated without reduction for fees paid indirectly.
  + Annualized.
+++ Not annualized.
  # Per share distributions for the periods subsequent to December 1, 1993 are based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $69,777,399 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.73% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,415 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,019,102 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $485,527 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $465,341 and $228 for Class B and Class C shares for the year ended November 30, 1996. Fees incurred under the distribution plans during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $96,069, $3,455,966, and $25,307 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $3,045,816,546 and $1,009,831,710, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $4,291,516,852
                                                  ---------------
Gross unrealized appreciation                     $2,194,361,178
Gross unrealized depreciation                       (239,696,225)
                                                  ---------------
  Net unrealized appreciation                     $1,954,664,953
                                                  ---------------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                      Year Ended November 30, 1996     Year Ended November 30, 1995
                     -------------------------------- --------------------------------
                        Shares           Amount           Shares           Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold           125,633,192    $ 3,667,675,756    67,800,740    $ 1,533,247,118
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --             488,159          9,182,865
Shares reacquired     (95,760,044)    (2,803,650,694)  (44,418,694)    (1,017,261,903)
                    --------------- ---------------- ---------------  ----------------
 Net increase          29,873,148    $   864,025,062    23,870,205    $   525,168,080
                    --------------- ---------------- ---------------  ----------------
Class B Shares
                    Year Ended November 30, 1996     Year Ended November 30, 1995
                     -------------------------------- --------------------------------
                    Shares          Amount           Shares          Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold            86,922,156    $ 2,514,573,078    67,040,946    $ 1,489,587,942
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --             458,635          8,613,326
Shares reacquired     (46,040,180)    (1,324,527,599)  (33,540,206)      (753,773,091)
                    --------------- ---------------- ---------------  ----------------
 Net decrease          40,881,976    $ 1,190,045,479    33,959,375    $   744,428,177
                    --------------- ---------------- ---------------  ----------------
Class C Shares
                    Year Ended November 30, 1996*
                     --------------------------------
                    Shares          Amount
 ------------------ --------------- ----------------
Shares sold             4,515,421    $   135,088,436
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --
Shares reacquired        (736,382)       (21,861,465)
                    --------------- ----------------
 Net decrease           3,779,039    $   113,226,971
                    --------------- ----------------

*For the period from the commencement of offering of Class C shares, April 1, 1996 to May 31, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $53,279.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1996 is set forth below.

                                                         Acquisitions                  Dispositions
                                                 ----------------------------  ------------------------------
                                     Beginning
                                     Share/Par    Shares/Par                    Shares/Par
Affiliate                              Amount       Amount         Cost           Amount           Cost
----------------------------------- ------------ ------------ --------------- --------------  ---------------
Amerihost Properties                   451,000       71,000    $    468,375              0     $          0
Applebees International Inc.         1,960,800    1,218,700      26,294,790        (53,000)      (1,472,196)
Buffets Inc.                         1,568,000    1,385,050      18,168,411              0                0
Cadence Design Systems               2,513,250    1,754,275      15,619,605
Equalnet Holding Corporation           447,000      113,400         969,300        (40,000)         (81,250)
John Q. Hammons Hotels, Inc.           544,300        5,000          40,925              0                0
Health Source, Inc.                    382,305    4,687,905      74,762,700
HFS, Inc.                            3,220,805    3,220,805
Hollywood Entertainment Corp.        1,050,000    2,386,500      20,349,293
IHOP Corp.                             612,200                                           0                0
Integrated Health Services, Inc.     1,404,927       11,073         233,063       (120,000)      (3,134,524)
Micro Warehouse Inc.                 1,730,600      856,200      24,357,978        (21,600)         807,622
Mortons Restaurant                     553,200            0               0
Mothers Work Inc.                      211,500            0               0              0                0
Showbiz Pizza Time Inc.                755,000      375,000               0       (100,000)      (1,866,875)
System Software Associates, Inc.     2,045,100      456,850       7,271,405     (1,035,100)     (15,794,637)
Taco Cabana, Inc.                      962,395            0               0              0                0
Tel-Save Holdings, Inc.                704,900    1,127,450      11,990,043         (5,000)        (105,000)
West Coast Entertainment Corp.               0      605,000       7,870,050              0                0
                                                              ---------------                 ---------------
                                                               $208,395,938                    $(21,646,860)
                                                              ---------------                 ---------------

                                       Ending       Realized
                                     Share/Par        Gain       Dividend        Ending
Affiliate                              Amount        (Loss)       Income         Value
----------------------------------- ------------ -------------- -----------  ----------------
Amerihost Properties                   522,000    $              $           $    3,458,250
Applebees International Inc.         3,126,500         81,545     118,968        91,059,313
Buffets Inc.                         2,953,050                                   27,500,278
Cadence Design Systems               4,267,525                                  170,167,559
Equalnet Holding Corporation           520,400       (521,432)                    1,138,375
John Q. Hammons Hotels, Inc.           549,300                                    4,394,400
Health Source, Inc.                  5,070,210                                   57,039,863
HFS, Inc.                            6,441,610                                  417,094,248
Hollywood Entertainment Corp.        3,436,500       (263,175)                   69,159,563
IHOP Corp.                             612,200                                   14,845,850
Integrated Health Services, Inc.     1,296,000     (1,250,239)     28,099        28,512,000
Micro Warehouse Inc.                 2,565,200      1,360,521                    63,488,700
Mortons Restaurant                     553,200                                    8,298,000
Mothers Work Inc.                      211,500                                    2,220,750
Showbiz Pizza Time Inc.              1,030,000       (140,416)                   16,866,250
System Software Associates, Inc.     2,519,350      2,228,787     206,500        34,955,981
Taco Cabana, Inc.                      962,395                                    6,375,867
Tel-Save Holdings, Inc.              1,827,350         51,144                    39,744,863
West Coast Entertainment Corp.         605,000                                    6,050,000
                                                 -------------- -----------  --------------
                                                  $ 1,546,735    $353,567    $1,062,370,110
                                                 -------------- -----------  --------------

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996 the Fund owned the following restricted securities (constituting 0.40% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                          Share
Description                      Date of Acquisition     Amount         Cost         Value
 -------------------------------  -------------------------------- -------------  -----------
Jarvis Hotels                              6/21/96         98,300   $   264,282   $   279,259
Copley Partners 1                          12/6/86      3,000,000     1,437,794       808,110
Copley Partners 2                   12/2/86-8/9/91      3,000,000     2,451,234     1,106,460
Highland Capital Partners          6/28/88-6/28/93      7,500,000     4,636,048     5,015,700
Republic Industries, Inc.                  5/15/96        507,900    10,284,975    16,951,163
Renal Treatment Centers, Inc.              6/28/95         35,302       450,100       917,852
                                                                                  -----------
                                                                                  $25,078,544
                                                                                  -----------

Independent Auditors' Report

To the Trustees of MFS Series Trust II and Shareholders of
MFS Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the Series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years November 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Emerging Growth Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee, Landmark
Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
John W. Ballen*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

*Affiliated with the Investment Adviser

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

[DALBAR LOGO]

For the third year in a row,
MFS earned a #1
ranking in the
DALBAR, Inc.
Broker/Dealer
Survey, Main Office
Operations Service
Quality Category. The
firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
"knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R) Emerging
Growth Fund

500 Boylston Street
Boston, MA 02116

[DALBAR LOGO]

[MFS LOGO]

[10TH ANNIVERSARY LOGO]


Bulk Rate
U.S. Postage
P A I D
Permit #55638
Boston, MA


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                       MEG-2 1/97/585M 7/207/307

                             MFS CAPITAL GROWTH FUND

                 SUPPLEMENT TO THE APRIL 1, 1997 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED APRIL 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                        CLASS I
                                                                         -------
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).........................  None
   Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable).. None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees......................................................  0.75%
   Rule 12b-1 Fees......................................................  None
   Other Expenses(1)(2).................................................  0.29%
                                                                          -----
   Total Operating Expenses.............................................  1.04%

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended November 30, 1996.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

           PERIOD                                               CLASS I
           ------                                               -------
           1 year........................................          $11
           3 years.......................................           33

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Three classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares and Class B shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares and Class B shares because expenses attributable to Class A shares and Class B shares generally will be higher.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 1997

                                           PROSPECTUS
MFS(R) CAPITAL                             April 1, 1997
GROWTH FUND                                Class A Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))   Class B Shares of Beneficial Interest
--------------------------------------------------------------------------------
                                                                          Page
                                                                           ---
1. Expense Summary ....................................................      2
2. The Fund ...........................................................      3
3. Condensed Financial Information ....................................      4
4. Investment Objective and Policies ..................................      6
5. Investment Techniques ..............................................      7
6. Additional Risk Factors ............................................     11
7. Management of the Fund .............................................     14
8. Information Concerning Shares of the Fund ..........................     16
      Purchases .......................................................     16
      Exchanges .......................................................     20
      Redemptions and Repurchases .....................................     21
      Distribution Plan ...............................................     23
      Distributions ...................................................     25
      Tax Status ......................................................     25
      Net Asset Value .................................................     25
      Description of Shares, Voting Rights and Liabilities ............     26
      Performance Information .........................................     26
9. Shareholder Services ...............................................     27
   Appendix A .........................................................    A-1
   Appendix B .........................................................    B-1
   Appendix C .........................................................    C-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS CAPITAL GROWTH FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Capital Growth Fund (the "Fund"), a diversified series of MFS Series Trust II (the "Trust"), an open-end management investment company consisting of four series. The Fund's investment objective is to provide growth of capital. THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated April 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. See page 28 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.


1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                          CLASS A    CLASS B
                                                           -------    -------
    Maximum Initial Sales Charge Imposed on Purchases
      of Fund Shares (as a percentage of offering price) . 5.75% 0.00% Maximum Contingent Deferred Sales Charge (as a
      percentage of original purchase price or redemption
      proceeds, as applicable) ........................... See Below(1) 4.00%

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ......................................    0.75%     0.75%
    Rule 12b-1 Fees ......................................    0.25%(2)  1.00%(3)
    Other Expenses(4) ....................................    0.29%     0.29%
                                                              ----      ----
    Total Operating Expenses .............................    1.29%     2.04%
------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("a CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases. See "Information Concerning Shares of the Fund -- Purchases" below.
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Distribution expenses paid under the Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares. Distribution expenses paid under the Distribution Plan with respect to Class B shares, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
                             -------------------


An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                                CLASS A                 CLASS B
------                                -------        ---------------------------
                                                                        (1)
 1 year .............................  $ 70             $ 61           $ 21
 3 years ............................    96               94             64
 5 years ............................   124              130            110
10 years ............................   204              217(2)         217(2)
------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan".


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution fee and a service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption declining from 4.00% during the first year to 0% after six years and an annual distribution fee and a service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                                           FINANCIAL HIGHLIGHTS
                                              CLASS A SHARES

                                                                         YEAR ENDED NOVEMBER 30,
                                                           --------------------------------------------------
                                                           CLASS A
                                                           --------------------------------------------------
                                                             1996          1995          1994          1993*
                                                            -----         -----         -----          -----
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ............        $17.67        $13.49        $14.75        $14.58
                                                           ------        ------        ------        ------

Income from investment operations# --
 Net investment income ............................        $ 0.08        $ 0.11        $ 0.21        $ 0.03
 Net realized and unrealized gain (loss) on
  investments .....................................          2.96          4.91         (0.25)         0.14
                                                           ------        ------        ------        ------
   Total from investment operations ...............        $ 3.04        $ 5.02        $(0.04)       $ 0.17
                                                           ------        ------        ------        ------

Less distributions declared to shareholders --
 From net investment income .......................        $(0.16)       $(0.22)       $(0.06)       $  --
 From net realized gain on investments ............         (2.53)        (0.62)        (1.16)          --
                                                           ------        ------        ------        ------
   Total distributions declared to shareholders ...        $(2.69)       $(0.84)       $(1.22)       $  --
                                                           ------        ------        ------        ------
Net asset value -- end of period ..................        $18.02        $17.67        $13.49        $14.75
                                                           ======        ======        ======        ======
Total return(+) ...................................        19.76%        39.51%       (0.47)%         5.01%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses## .......................................         1.31%         1.27%         1.12%         0.91%+
 Net investment income ............................         0.47%         0.67%         1.59%         1.67%+
PORTFOLIO TURNOVER ................................          112%           91%           50%           70%
AVERAGE COMMISSION RATE### ........................       $0.0387          --            --            --
NET ASSETS AT END OF PERIOD (000 OMITTED) .........      $150,261       $88,119        $2,608        $  196

----------
  * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
  + Annualized.
  # Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



                                    FINANCIAL HIGHLIGHTS -- CONTINUED
                                              CLASS B SHARES

                                                                      YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------------
                                                       CLASS B
                                                       -----------------------------------------------------
                                                        1996           1995             1994           1993
                                                        ----           ----             ----           ----
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .......        $17.56         $13.37         $14.72           $14.83
                                                      ------         ------         ------           ------
Income from investment operations# --
 Net investment income (loss) ................        $(0.06)        $ 0.01         $ 0.04           $ 0.03
 Net realized and unrealized gain (loss) on
  investments ................................          2.97           4.85          (0.23)            0.50
                                                      ------         ------         ------           ------
   Total from investment operations ..........        $ 2.91         $ 4.86         $(0.19)          $ 0.53
                                                      ------         ------         ------           ------

Less distributions declared to shareholders --
 From net investment income ..................        $  --          $(0.05)        $ 0.00**         $(0.02)
 From net realized gain on investments .......         (2.51)         (0.62)         (1.16)           (0.62)
                                                      ------         ------         ------           ------
   Total distributions declared to
     shareholders ............................        $(2.51)        $(0.67)        $(1.16)          $(0.64)
                                                      ------         ------         ------           ------
Net asset value -- end of period .............        $17.96         $17.56         $13.37           $14.72
                                                      ======         ======         ======           ======
Total return .................................        18.84%         38.16%        (1.52)%            3.70%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses## ..................................         2.13%          2.14%          2.18%            2.15%
 Net investment income (loss) ................       (0.38)%          0.08%          0.32%            0.10%
PORTFOLIO TURNOVER ...........................          112%            91%            50%              70%
AVERAGE COMMISSION RATE### ...................       $0.0387           --              --              --
NET ASSETS AT END OF PERIOD (000 OMITTED) ....      $430,936       $428,445       $384,504         $454,089

----------
 ** The per share distribution from net investment income on Class B shares was $0.00312.
  # Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.



                                          FINANCIAL HIGHLIGHTS -- CONTINUED
                                                   CLASS B SHARES

                                                               YEAR ENDED NOVEMBER 30,
                               ----------------------------------------------------------------------------------------
                               CLASS B
                               ----------------------------------------------------------------------------------------
                                       1992           1991           1990           1989           1988          1987**
                                       ----           ----           ----           ----           ----          ------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning
  of period .................        $13.27         $11.29         $12.05         $ 9.38         $ 7.59        $ 7.50
                                     ------         ------         ------         ------         ------        ------
Income from investment operations --
 Net investment income ......        $ 0.02         $ 0.10         $ 0.18         $ 0.17         $ 0.12        $ 0.04
 Net realized and unrealized
   gain (loss) on investments          2.61           2.15          (0.75)          2.63           1.76          0.06
                                     ------         ------         ------         ------         ------        ------
   Total from investment
     operations .............        $ 2.63         $ 2.25         $(0.57)        $ 2.80         $ 1.88        $ 0.10
                                     ------         ------         ------         ------         ------        ------
Less distributions declared
to shareholders --
 From net investment income .        $  --          $(0.14)        $(0.19)        $(0.13)        $(0.09)       $(0.01)
 From net realized gain on
  investments ...............         (1.07)         (0.13)          --             --             --             --
                                     ------         ------         ------         ------         ------        ------
   Total distributions
     declared to shareholders        $(1.07)        $(0.27)        $(0.19)        $(0.13)        $(0.09)       $(0.01)
                                     ------         ------         ------         ------         ------        ------
Net asset value -- end of
  period ....................        $14.83         $13.27         $11.29         $12.05         $ 9.38        $ 7.59
                                     ======         ======         ======         ======         ======        ======
Total return ................        20.61%         20.22%        (4.80)%         30.11%        24.79%          1.41%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses ...................         2.24%          2.28%          2.38%          2.46%          2.17%         2.26%+
 Net investment income ......         0.18%          0.75%          1.56%          1.56%          1.34%         0.36%+
PORTFOLIO TURNOVER ..........           65%            86%            68%            58%            93%          139%
NET ASSETS AT END OF PERIOD
 (000 OMITTED) ..............      $436,561       $317,375       $226,245       $202,861       $130,961       $88,471

----------
** For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
 + Annualized.



4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund seeks to provide growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

INVESTMENT POLICIES -- In seeking to achieve its investment objective, the Fund maintains a flexible approach toward types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, emphasis is placed upon companies believed to possess above-average growth opportunities rather than on companies with more mature growth trends. However, mature companies are included when, in the judgment of the Adviser, the relative valuation of such companies appears to provide opportunities for appreciation, or when mature companies are expected to undergo an acceleration in growth of earnings because of special factors such as new management, new products, changes in consumer demand, or basic changes in the economic environment.

While the policy of the Fund is to invest primarily in equity securities (see "Investment Techniques -- Equity Securities"), it may seek appreciation in other types of securities such as fixed income securities (which may be lower-rated or unrated). It is contemplated that the Fund's non-convertible long-term debt investments will consist primarily of "investment grade" securities (rated at least Baa by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch")). Securities rated BBB by S&P or Fitch or Baa by Moody's are considered to have speculative characteristics. Securities rated BB by S&P or Fitch or Ba by Moody's are considered speculative and are commonly known as "junk bonds." (See "Additional Risk Factors -- Lower-Rated Fixed Income Securities" below for a further description of the risks associated with investing in these securities.) For a description of these ratings, see Appendix B to this Prospectus.

The Fund may also invest up to 25% (and expects generally to invest between 0% to 20%) of its total assets in foreign securities (not including American Depositary Receipts ("ADRs")), which are not traded on U.S. exchanges. See "Additional Risk Factors -- Foreign Securities" below.


There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, short-term obligations, repurchase agreements or other forms of debt securities are held to provide a reserve for future purchases of common stock or other securities. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Techniques" in the SAI.


EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.


LENDING OF SECURITIES -- The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit).

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.


RESTRICTED SECURITIES -- The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for the specific 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these 144A securities. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

WHEN-ISSUED SECURITIES -- In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities.


INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Appendix C to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

CORPORATE ASSET-BACKED SECURITIES -- The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

LOANS AND OTHER DIRECT INDEBTEDNESS -- The Fund may invest a portion of its assets in loans and other direct indebtedness. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Fund may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loans, other direct indebtedness and the risks related to transactions therein, see the SAI.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers (see "Additional Risk Factors Foreign Securities" below).


INDEXED SECURITIES -- The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS -- The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section. In addition, the SAI contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.

OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.


The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.


In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on stock index futures contracts. (Unless otherwise specified, options on stock index futures contracts are referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.


FORWARD CONTRACTS ON FOREIGN CURRENCY -- The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Fund may also enter into Forward Contracts for "cross hedging" purposes (e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency). By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.


Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the SAI.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.


LOWER-RATED FIXED INCOME SECURITIES -- The Fund may invest up to 10% of its net assets in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's or BBB by S&P or Fitch or comparable unrated securities (commonly known as "junk bonds") are considered speculative. These lower-rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower-rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower-rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund. The market for these lower-rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower-rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by the Fund, although it is contemplated that the Fund's non-convertible long-term debt investments will consist primarily of "investment grade" securities (rated at least Baa by Moody's or BBB by S&P or Fitch) (see "Investment Objective and Policies" above). To the extent the Fund invests in these lower-rated fixed income securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality bonds. While the Adviser may refer to ratings issued by established credit rating agencies, it is not a policy of the Fund to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality.


The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS -- Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract or Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.

FOREIGN SECURITIES: Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a Forward Contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or Forward Contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or Forward Contracts, as well as its hedging strategies.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.


PORTFOLIO TRADING
The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective (see "Portfolio Transactions and Brokerage Commissions" in the SAI). For the fiscal year ended November 30, 1996, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


                             --------------------

The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. John F. Brennan, Jr., a Senior Vice President of the Adviser, has been the Fund's portfolio manager since May 1, 1995. Mr. Brennan has been employed as a portfolio manager by the Adviser since 1985. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets for its then-current fiscal year. For the Fund's fiscal year ended November 30, 1996, MFS received management fees under the Fund's Advisory Agreement of $4,084,641.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman of MFS, is also the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Leslie
J. Nanberg and James O. Yost, all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A and B shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A and B shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                        SALES CHARGE* AS
                                         PERCENTAGE OF:
                                  ----------------------------  DEALER ALLOWANCE
                                                   NET AMOUNT   AS A PERCENTAGE
AMOUNT OF PURCHASE                OFFERING PRICE    INVESTED   OF OFFERING PRICE
------------------                --------------    --------   -----------------
Less than $50,000 ................     5.75%          6.10%         5.00%
$50,000 but less than $100,000 ...     4.75           4.99          4.00
$100,000 but less than $250,000 ..     4.00           4.17          3.20
$250,000 but less than $500,000 ..     2.95           3.04          2.25
$500,000 but less than $1,000,000      2.20           2.25          1.70
$1,000,000 or more ...............     None**         None**     See Below**

------------
 * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization has demonstrated to the satisfaction of MFD that either
         (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:


          COMMISSION PAID
               BY MFD
             TO DEALERS               CUMULATIVE PURCHASE AMOUNT
             ----------               --------------------------
               1.00%              On the first $2,000,000, plus
               0.80%              Over $2,000,000 to $3,000,000, plus
               0.50%              Over $3,000,000 to $50,000,000, plus
               0.25%              Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:


                    YEAR OF                                  CONTINGENT
                   REDEMPTION                              DEFERRED SALES
                 AFTER PURCHASE                                CHARGE
                 --------------                            --------------
        First ................................................   4%
        Second ...............................................   4%
        Third ................................................   3%
        Fourth ...............................................   3%
        Fifth ................................................   2%
        Sixth ................................................   1%
        Seventh and following ................................   0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


GENERAL: The following information applies to purchases of both classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.


                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.


REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.25% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.


DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.

Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has two classes of shares which it offers to the general public, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I Shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.


Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Checks for dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13- month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (and without any applicable CDSC).

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.


DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.


Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                             --------------------


The Fund's SAI, dated April 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares are waived (Section III).


I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        o   Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any Fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


        o Trustees and retired trustees of any investment company for which MFS Fund Distributors ("MFD") serves as distributor;


        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o   Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


        o   Death, disability or retirement of 401 (a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);


        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        o   Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


        o   Death or disability of SRO Plan participant.


    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES


    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
            (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o   Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o   Tax-free returns of excess IRA contributions.

        401(a) PLANS


        o Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


III. WAIVERS OF CLASS B SALES CHARGES

     In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS


        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.


        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o   Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

                         DESCRIPTION OF BOND RATINGS
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                       MOODY'S INVESTORS SERVICE, INC.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. an application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3. there is a lack of essential data pertaining to the issue or issuer;
and

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                      STANDARD & POOR'S RATINGS SERVICES


AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

CONDITIONAL A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                                                    APPENDIX C

                  DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
              U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S.Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

Some of the foregoing obligations, such as Treasury bills and GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Government; others, such as securities of FNMA, by the right of the issuer to borrow from the U.S. Treasury; still others, such as bonds issued by SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

Although this list includes a description of the primary types of U.S. Government agency, authorities or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                   DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                             U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P or Fitch and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P or Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Principal Underwriter
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA02110



[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) CAPITAL GROWTH FUND
500 Boylston Street
Boston, MA 02116
                                           MCG-1-4/97/110M    03/203








[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



MFS(R) CAPITAL GROWTH FUND

Prospectus
April  1, 1997

[logo] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) CAPITAL                                           STATEMENT OF
GROWTH FUND                                              ADDITIONAL INFORMATION


(A member of the MFS Family of Funds(R))                 April 1, 1997
-------------------------------------------------------------------------------

                                                                          Page
                                                                          ----
 1.  Definitions ...................................................       2
 2.  Investment Techniques .........................................       2
 3.  Investment Restrictions .......................................      12
 4.  Management of the Fund ........................................      13
        Trustees ...................................................      13
        Officers ...................................................      13
        Trustee Compensation Table .................................      14
        Investment Adviser .........................................      14
        Custodian ..................................................      15
        Administrator ..............................................      15
        Shareholder Servicing Agent ................................      15
        Distributor ................................................      15
 5.  Portfolio Transactions and Brokerage Commissions ..............      16
 6.  Shareholder Services ..........................................      17
        Investment and Withdrawal Programs .........................      17
        Exchange Privilege .........................................      19
        Tax-Deferred Retirement Plans ..............................      20
 7.  Tax Status ....................................................      20
 8.  Determination of Net Asset Value; Performance Information......      21
 9.  Distribution Plan .............................................      23
10.  Description of Shares, Voting Rights and Liabilities ..........      24
11.  Independent Auditors and Financial Statements .................      24
     Appendix A ....................................................     A-1

MFS CAPITAL GROWTH FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information as amended or supplemented from time to time, (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                   -- MFS Capital Growth Fund, a
                               diversified series of MFS
                               Series Trust II, (the
                               "Trust"), a Massachusetts
                               business trust. The Fund was
                               known as MFS Lifetime Capital
                               Growth Fund until June 3,
                               1993 and was known as
                               Lifetime Capital Growth Trust
                               prior to August 3, 1992. The
                               Fund became a series of the
                               Trust on June 3, 1993.

   "MFS" or the "Adviser"   -- Massachusetts Financial
                               Services Company, a Delaware
                               corporation.

   "MFD"                    -- MFS Fund Distributors, Inc.,
                               a Delaware corporation.


   "Prospectus"             -- The Prospectus of the Fund,
                               dated April 1, 1997, as
                               amended or supplemented from
                               time to time.


2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment techniques are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


"WHEN-ISSUED" SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to policies promulgated by the SEC, purchases of securities on such basis may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).


CORPORATE ASSET-BACKED SECURITIES
As described in the Prospectus, the Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, or recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOANS AND OTHER DIRECT INDEBTEDNESS
As described in the Prospectus, the Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.


Certain of the loans and other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.


The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. For example, if a loan or other direct indebtedness is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, the Fund will include them in the investment limitations described below.


FOREIGN SECURITIES
The Fund may invest up to 25% (and generally expects to invest between 0% and 20%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs")). As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.


AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium @ received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets, in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts. (Unless otherwise specified, futures contracts on indices are referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission ("CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging purposes and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes. In particular, a Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. But, the Fund will usually seek to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these Contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.


It should also be noted that the Fund may enter into transactions into options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts, Options on Foreign Currency, and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates, market prices or interest rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.


With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the Contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.


When the Fund purchases a Futures Contract, an amount of liquid assets will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.


The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positive or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deterioriates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objective, the Fund may invest up to 25% of its assets (taken at market value at the time of each investment) in securities of issuers in any one industry.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future or forward delivery of securities or foreign currencies and related options, and except Futures Contracts and Options on Futures Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    (5) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S.
  Government securities.

    (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall bedeemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (8) Invest for the purpose of exercising control or management.

    (9) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    (10) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (11) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (12) Purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

    (13) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (14) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's net assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES
The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years" continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%. The Fund also may not invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

These operating policies are not fundamental and may be changed without shareholder approval.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman.

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisers, Inc. (corporate financial consultants), President and Treasurer; Benchmark Consulting Group, Inc. (office services), President;
  Landmark Funds (mutual fund), Trustee
Address: is 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS


LESLIE J. NANBERG,* Vice President (born 11/4/45)
Massachusetts Financial Services Company, Senior Vice President

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


----------
*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of Massachusetts Financial Services Company ("MFS") or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.


Set forth in below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

TRUSTEE COMPENSATION TABLE
                                             RETIREMENT BENEFIT        ESTIMATED         TOTAL TRUSTEE FEES
                           TRUSTEE FEES      ACCRUED AS PART OF      CREDITED YEARS        FROM FUND AND
TRUSTEE                    FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
---------------------------------------------------------------------------------------------------------------
Richard B. Bailey .....       $3,050               $  875                  10                 $247,168
A. Keith Brodkin ......       --0--                --0--                  N/A                  --0--
Marshall N. Cohan .....        4,175                1,879                  14                  149,258
Dr. Lawrence Cohn .            3,725                  542                  18                  136,508
Sir David Gibbons .            3,725                1,460                  13                  136,508
Abby M. O'Neill .......        3,275                  670                  10                  123,758
Walter E. Robb, III .          4,175                2,087                  15                  149,258
Arnold D. Scott .......       --0--                --0--                  N/A                  --0--
Jeffrey L. Shames .           --0--                --0--                  N/A                  --0--
J. Dale Sherratt ......        4,175                  609                  20                  149,258
Ward Smith ............        4,175                  820                  13                  149,258

(1) For fiscal year ended November 30, 1996.
(2) Based on normal retirement age of 75.
(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as
    Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31,
    1996, of approximately $14.9 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

                               ESTIMATED ANNUAL BENEFITS PAYABLE BY
                                     FUND UPON RETIREMENT(4)
                                                           YEARS OF SERVICE
                         ------------------------------------------------------------------------------------
 AVERAGE TRUSTEE FEES           3                    5                     7                 10 OR MORE
 ------------------------------------------------------------------------------------------------------------
        $2,745                 $412                $  686                $  961                $1,373
         3,115                  467                   779                 1,090                 1,557
         3,484                  523                   871                 1,219                 1,742
         3,854                  578                   963                 1,349                 1,927
         4,223                  633                 1,056                 1,478                 2,112
         4,593                  689                 1,148                 1,607                 2,296

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of February 28, 1997, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 28, 1997, MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Bolyston Street, Boston, MA 02116-3740, was the record owner of approximately 99.9% of the outstanding Class I shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual management fee, computed and paid monthly, in an amount equal to the sum of 0.75% of the Fund's average daily net assets.

For the Fund's fiscal year ended November 30, 1996, MFS received in aggregate $4,084,641 under its investment advisory agreement with the Fund. For the Fund's fiscal year ended November 30, 1995, MFS received $3,363,454 under its investment advisory agreement with the Fund. For the Fund's fiscal year ended November 30, 1994, MFS received $3,217,779 under its investment advisory agreement with the Fund.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.


The Fund pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by the Adviser or MFD) including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the trust to be fair and equitable. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of MFS, during the fiscal year ended November 30, 1996, see "Financial Statements -- Statement of Operations" in the Annual Report to Shareholders. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.


The Advisory Agreement with the Fund will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days" nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.


ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated as of September 10, 1986 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


During the fiscal year ended November 30, 1996, MFD received sales charges of $23,975 and dealers received sales charges of $171,664 (as their concession on gross sales charges of $195,639) for selling Class A shares of the Fund; the Fund received $10,014,085 representing the aggregate net asset value of such shares.

During the fiscal year ended November 30, 1995, MFD received sales charges of $9,592 and dealers received sales charges of $80,955 (as their concession on gross sales charges of $90,547) for selling Class A shares of the Fund; the Fund received $5,428,186 representing the aggregate net asset value of such shares.


During the fiscal year ended November 30, 1994, MFD received sales charges of $6,476 and dealers received sales charges of $41,422 (as their concession on gross sales charges of $47,898) for selling Class A shares of the Fund; the Fund received $2,060,615 representing the aggregate net asset value of such shares.


During the fiscal years ended November 30, 1996, 1995 and 1994, the Contingent Deferred Sales Charge ("CDSC") imposed on redemption of Class A shares was $11,233, $1,900 and $42, respectively.

CLASS B SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B shares and Class I shares of the Fund. The public offering price of Class B shares and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement to which Class I shares are offered).

During the fiscal years ended November 30, 1996, 1995, and 1994, the CDSC imposed on redemption of Class B shares was $344,491, $472,200 and $748,300, respectively.


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.


The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisery Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer, which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealer, on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended November 30, 1996, the Fund paid total brokerage commissions of $1,563,524 on total transactions (other than U.S. Government Securities, purchased options transactions and short-term obligations) of $923,701,659.

For the Fund's fiscal year ended November 30, 1995, the Fund paid total brokerage commissions of $1,397,403 on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $827,963,598.


For the Fund's fiscal year ended November 30, 1994, the Fund paid total brokerage commissions of $712,538 on total transactions (other than U.S. Government Securities, purchased options transactions and short-term obligations) of $487,667,581.


During the fiscal year ended November 30, 1996, the Fund acquired and owned securities issued by General Motors Acceptance Corp. in the amount of $7,646,000 as of November 30, 1996.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with any class of shares of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares made in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP ) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchange of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Transfers will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where such shares were acquired through direct purchase and dividends reinvested prior to June 1,
1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations , including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of the Fund's shares. Availability of the deduction to particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Forward Contracts, Futures Contracts and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

8.  DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION
NET ASSET VALUE The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, Futures Contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of the business day.


PERFORMANCE INFORMATION
The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (5% maximum for Class B shares purchased on and after January 1, 1993, but before September 1, 1993 and 4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (5.75% maximum) and/ or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS
The performance results presented in Appendix A hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class B shares and cover the period from January 1, 1987 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Adviser, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Adviser, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or "Full Disclosure Act")

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  --  1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisors.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended November 30, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   ------------   ------------
Class A Shares                     $  297,412     $   45,928      $251,484
Class B Shares                     $4,256,542     $3,286,783      $969,759

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
     LIABILITIES


The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each of the Trust's four series, Class A shares and Class B shares and Class I shares for the Fund and two other series, as well as Class C shares for one of the series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases - Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL
     STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, assistance with tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at November 30, 1996 the Statement of Assets and Liabilities at November 30, 1996, the Statement of Operations for the year ended November 30, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                                   PERFORMANCE RESULTS -- CLASS B SHARES
                                              VALUE OF                   VALUE OF              VALUE OF
                                           INITIAL $10,000             CAPITAL GAIN           REINVESTED             TOTAL
             YEAR ENDED                      INVESTMENT                DISTRIBUTIONS           DIVIDENDS             VALUE
             ----------                      ----------                -------------           ---------             -----
December 31, 1987....................          $11,157                    $    0                $   65            $11,222
December 31, 1988....................           12,732                         0                   218             12,950
December 31, 1989....................           16,218                         0                   529             16,747
December 31, 1990....................           15,504                       165                   751             16,420
December 31, 1991....................           18,613                     1,768                   993             21,374
December 31, 1992....................           19,273                     2,790                 1,058             23,121
December 31, 1993....................           18,559                     4,021                 1,561             24,141
December 31, 1994....................           17,483                     3,788                 2,651             23,922
December 31, 1995....................           20,982                     8,378                 3,999             33,359
December 31, 1996....................           19,030                    14,217                 5,506             38,753

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended November 30, 1996.

                                              AVERAGE ANNUAL TOTAL RETURNS
                                         --------------------------------------
                                                                    10 YEAR
                                                                    OR LIFE
                                            1 YEAR   5 YEAR         OF FUND
                                            ------   ------         -------
Class A Shares with sales charge .......    12.86%   14.46%(1)      14.08%(1)
Class A Shares without sales charge ....    19.76%   15.82%(1)      14.76%(1)
Class B Shares with CDSC ...............    14.84%   14.90%(2)      14.41%(2)
Class B Shares without CDSC ............    18.84%   15.13%(2)      14.41%(2)

(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge) whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

(2) From the initial public offering date of Class B shares on December 29, 1986.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
CAPITAL GROWTH
FUND

500 Boylston Street
Boston, MA 02116


[logo] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                                                     MCG-13-4/97/525    03/203

[cover]

[silhouette logo]
MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


Annual Report
for Year Ended
November 30, 1996


MFS(R) Capital Growth Fund

[microchip photo]

America learns how "We invented the mutual fund" (see page 27)

Table of Contents

Letter from the Chairman                           1
A Discussion with the Portfolio Manager            3
Portfolio Manager's Profile                        6
Performance Summary                                6
Fund Facts                                         8
Portfolio of Investments                          10
Financial Statements                              14
Notes to Financial Statements                     20
Independent Auditors' Report                      26
The MFS Family of Funds(r)                        28
Trustees and Officers                             29


[boxed graphic]

Highlights

(bullet) For the 12 months ended November 30, 1996, Class A shares of the
         Fund provided a total return at net asset value of 19.76%, while Class B shares had a total return of 18.84%.

(bullet) While technology, financial services, and energy were among the top-performing sectors in the Fund over the past year, two of the larger holdings, Harrah's Entertainment and Alco Standard, experienced significant price declines.

(bullet) The Fund's largest sector is financial services, which we expect to benefit from an environment of low growth and low inflation. In this sector, banks and insurance companies have generally performed well over the past year.

(bullet) Our outlook for the equity market in 1997 is cautious. While inflation is subdued, low unemployment levels may make further interest rate reductions difficult. Valuation levels, by all historic measures, are full, and earnings growth has decelerated.

Letter from the Chairman

                                   [photo]
                               A. Keith Brodkin

Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

A Discussion with the Portfolio Manager

                                   [photo]
                             John F. Brennan, Jr.

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 19.76%, while Class B shares had a total return of 18.84%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 27.76% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance.

Q. What do you think were some of the major reasons for the Fund's performance over the past year, John?

A. Technology, financial services, and energy were among the top-performing sectors over the past year. Relative to the S&P 500, the Fund was significantly underweighted in energy (5.6% of the portfolio versus 10.0% for the index) and somewhat underweighted in technology (10.5% versus 12.6%). In financial services, the Fund was slightly overweighted (15.9% versus 15.0%). In addition, two large portfolio holdings, Harrah's Entertainment and Alco Standard, experienced significant price declines.

  The rapid rise of the stock market, particularly the S&P 500, has made it increasingly difficult to find compelling investments, and our cash position has risen to 16% of net assets. This higher level of cash has also impeded performance relative to the S&P 500.

Q. How would you describe the business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. Moderate growth and low inflation prevailed throughout 1996. Earnings growth for the S&P 500 is likely to be at less than 5.0% for all of 1996, while long-term interest rates have increased from 6.0% at the beginning of the year to 6.4% currently, after peaking at over 7.0% during the third quarter. While low inflation and interest rates continue to favor financial services holdings and blue-chip growth companies, we do not believe the stock market can continue its ascent unless earnings growth accelerates without igniting inflation, or interest rates decline significantly while earnings remain solid. Given the higher level of risk, we have positioned the Fund conservatively.

Q. We noticed that financial services is the largest sector in the Fund. What is it you like about this sector, and could you discuss any sub-groups within financial services that you find particularly attractive?

A. The environment of low growth and low inflation is generally positive for financial stocks. Both banks and insurance companies have generally performed well over the past year.

Q. Could you give us some of your favorite financial services holdings and tell us what you think makes them attractive?

A. Freddie Mac (Federal National Mortgage Corporation), Wells Fargo and Union Planters all performed strongly in 1996. Wells Fargo and Union Planters are banks that are benefiting from the ongoing consolidation in that industry. Each bank has executed an acquisition strategy which could result in significant cost savings and strong earnings growth. Freddie Mac has begun to experience an acceleration in earnings growth as it becomes more aggressive in adding mortgage-backed securities to its portfolio. While earnings growth is strong for all of these securities, valuations continue to be reasonable.

Q. However, your largest holdings are not financial services companies but Promus Hotels and Tyco International. What makes these companies attractive to you?

A. Promus Hotels is a hotel operator and franchiser of Embassy Suites, Hampton Inns, and Homewood Suites. Earnings growth should exceed 25% over the next three to five years as Promus continues to grow its franchise base. Given this growth, we believe Promus is attractively valued.

  Tyco International is a multi-industry company. Its main operations are fire protection systems and service, flow control products, and health care supplies. Internal growth, new acquisitions, and strong management incentives should combine to produce earnings growth of 20% to 25% over the next three to five years. While Tyco has performed well over the past few years, we believe further earnings growth should result in solid stock price appreciation.

Q. In general, what characteristics or qualities do you look for in selecting stocks for the Fund?

A. The primary objective is to find companies with good earnings growth, generally 15% to 20% per year. Management incentive programs are considered a key factor in determining the likelihood of achieving growth targets. Once an expected growth rate is determined, our objective is to buy the stock at a significant discount to its expected fair value.

Q. Can you talk about some other stocks or sectors that performed as well as or better than expected and tell us why you think they did well?

A. Both the pharmaceutical and lodging industries performed well last year. The pharmaceutical industry was aided by strong earnings growth and the expectation of low inflation and low economic growth, which enhanced valuation levels. In the lodging industry, supply tightened significantly, which resulted in higher room prices and stronger occupancy levels.

Q. Now, could you talk about some other stocks or sectors that did not perform as well as you expected?

A. Harrah's Entertainment and Alco Standard had disappointing performance in 1996. Harrah's was hurt by competitive pressures in several casino markets, and Alco Standard felt the impact of falling paper prices on its paper distribution business. However, we believe the long-term prospects for both companies are unimpaired, and we expect results to resume a positive trend in 1997.

Q. Can you tell us about some sectors you might be avoiding, and why?

A. We avoided the basic materials and auto sectors over the past year because, in our opinion, the prospects for an economic pickup were not good, particularly with higher interest rates prevailing for most of the year. However, the recent decline in interest rates may improve the outlook for these sectors in 1997.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try to take advantage of those changes?

A. Our outlook for the equity market in 1997 is cautious. While inflation is currently subdued, low unemployment levels may make further interest rate reductions difficult. Valuation levels, by all historic measures, are full, and earnings growth has decelerated. We are therefore taking a cautious approach to our investment selections.

Respectfully,

/s/ John F. Brennan, Jr.

John F. Brennan, Jr.
Portfolio Manager

[boxed graphic]

Portfolio Manager's Profile

John F. Brennan, Jr. has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President - Investments in 1995. Mr. Brennan became Portfolio Manager of MFS Capital Growth Fund in 1995.

Performance Summary

The information below illustrates the historical performance of MFS Capital Growth Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charges
(CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of the Fund's Class A shares will be greater or less than the line shown, based on differences in loads and fees.

Growth of a Hypothetical $10,000 Investment
(For the Period from January 1, 1987 to November 30, 1996)

[line chart]

          MFS Capital Growth  Consumer Price      S&P 500
          Fund Class B        Index-U.S.          Composite

1/87      10000               10000               10000
          10225               10444                9777
11/88     12760               10881               12042
          16603               11388               15746
11/90     15806               12102               15196
          19003               12464               18284
11/92     22920               12844               21650
          23767               13188               23833
11/94     23407               13541               24078
          32338               13888               32944
11/96     38431               14364               42091

Average Annual Total Returns             1 Year    3 Years    5 Years    Life of Fund+
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class A)
  including 5.75% sales charge           +12.86%    +16.16%    +14.46%       +14.08%
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class A)
  at net asset value                     +19.76%    +18.47%    +15.82%       +14.76%
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class B) with
  CDSC                                   +14.84%    +16.64%    +14.90%       +14.41%
--------------------------------------  ---------  ---------  --------- ----------------
MFS Capital Growth Fund (Class B)
  without CDSC                           +18.84%    +17.37%    +15.13%       +14.41%
--------------------------------------  ---------  ---------  --------- ----------------
Average capital appreciation fund**      +18.05%    +14.99%    +15.37%       +12.29%
--------------------------------------  ---------  ---------  --------- ----------------
Standard & Poor's 500 Composite
  Index+++                               +27.76%    +20.88%    +18.15%       +15.28%
--------------------------------------  ---------  ---------  --------- ----------------
Consumer Price Index*                     +3.42%     +2.89%     +2.88%        +3.73%
--------------------------------------  ---------  ---------  --------- ----------------

  *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services.
  +For the period from the commencement of investment operations, December 29,
   1986 to November 30, 1996.
+++Source: CDA/Weisenberg.
  #Benchmark comparisons begin on January 1, 1987.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with the contingent deferred sales charge (CDSC) reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class B share performance, which is included within the Class A share performance, including the 5.75% sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

                                [boxed graphic]

Fund Facts

Strategy:                  The Fund seeks to provide growth of capital by
                           investing generally in companies believed to possess above-average growth opportunities.

Commencement of
investment operations:     December 29, 1986

Size:                      $581.2 million net assets as of November 30, 1996



                                  [pie chart]

Largest Sectors

Financial Services            15.9%
Leisure                       14.8%
Technology                    10.5%
Utilities & Communication      9.4%
Health Care                    9.3%
Other                         40.1%



                                [boxed graphic]

Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

The Fund has designated $61,004,801 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 28, 1995, payable December 29, 1995.

For the year ended November 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 17.34%.

Portfolio Concentration as of November 30, 1996

Top Ten Equity Holdings

Promus Hotel Corp.
Hotel franchiser

Harrah's Entertainment, Inc.
Gaming operator in several states

Tyco International Ltd.
Manufacturer of fire protection, packaging, and electronic equipment

Sybase, Inc.
On-line software and services company

St. Jude Medical, Inc.
Manufacturer of medical technology products

MCI Communications Corp.
Telecommunications company

Wells Fargo Corp.
Western U.S. bank

Progressive Corp.
Auto insurance company

Host Marriott Corp.
Hotel owner/operator

PowerGen PLC
British electric utility

Portfolio of Investments - November 30, 1996

Stocks - 82.3%

----------------------------------------------------- -------------  ---------------
Issuer                                                    Shares         Value
----------------------------------------------------- -------------  ---------------
U.S. Stocks - 72.5%
 Aerospace - 5.9%
  Allied Signal, Inc.                                      65,000     $ 4,761,250
  Boeing Co.                                               59,200       5,883,000
  Lockheed-Martin Corp.                                   121,000      10,965,625
  McDonnell Douglas Corp.                                 180,000       9,517,500
  Raytheon Co.                                             55,400       2,832,325
                                                                     ---------------
                                                                      $33,959,700
----------------------------------------------------- -------------  ---------------
 Agricultural Products - 0.8%
  Case Corp.                                               83,200     $ 4,368,000
----------------------------------------------------- -------------  ---------------
 Apparel and Textiles - 0.6%
  Nike, Inc., "B"                                          58,800     $ 3,344,250
----------------------------------------------------- -------------  ---------------
 Banks and Credit Companies - 2.2%
  Wells Fargo & Co.                                        45,533     $12,959,830
----------------------------------------------------- -------------  ---------------
 Business Services - 3.3%
  ADT Ltd.*                                               493,700     $10,120,850
  Alco Standard Corp.                                     176,300       9,123,525
                                                                     ---------------
                                                                      $19,244,375
----------------------------------------------------- -------------  ---------------
 Cellular Telephones - 1.0%
  Telephone & Data Systems, Inc.                          154,900     $ 5,789,388
----------------------------------------------------- -------------  ---------------
 Chemicals - 0.2%
  Betzdearborn, Inc.                                       20,600     $ 1,192,225
----------------------------------------------------- -------------  ---------------
 Computer Software - Systems - 3.2%
  Adobe Systems, Inc.                                     119,800     $ 4,732,100
  Sybase, Inc.*                                           770,900      13,587,113
                                                                     ---------------
                                                                      $18,319,213
----------------------------------------------------- -------------  ---------------
 Consumer Goods and Services - 5.8%
  Colgate-Palmolive Co.                                    34,600     $ 3,204,825
  Gillette Co.                                             47,800       3,525,250
  Philip Morris Cos., Inc.                                 74,600       7,693,125
  Tyco International Ltd.                                 299,400      16,392,150
  UST, Inc.                                                91,300       2,978,662
                                                                     ---------------
                                                                      $33,794,012
----------------------------------------------------- -------------  ---------------
 Defense Electronics - 0.4%
  Loral Space & Communications Corp.*                     119,700     $ 2,214,450
----------------------------------------------------- -------------  ---------------
 Electronics - 2.0%
  Atmel Corp.*                                            180,700     $ 5,940,512
  Intel Corp.                                              45,900       5,823,563
                                                                     ---------------
                                                                      $11,764,075
----------------------------------------------------- -------------  ---------------
 Entertainment - 3.2%
  Chancellor Broadcast Corp., "A"*                          6,700     $   194,300
  Harrah's Entertainment, Inc.*                         1,040,400      18,467,100
                                                                     ---------------
                                                                      $18,661,400
----------------------------------------------------- -------------  ---------------
 Financial Institutions - 4.0%
  Beneficial Corp.                                        114,700     $ 7,125,737
  Federal Home Loan Mortgage Corp.                         62,800       7,174,900
  Union Planters Corp.                                    219,200       9,069,400
                                                                     ---------------
                                                                      $23,370,037
----------------------------------------------------- -------------  ---------------

                                      10


Portfolio of Investments - continued

Stocks - continued
----------------------------------------------------- -------------  ---------------
Issuer                                                    Shares         Value
----------------------------------------------------- -------------  ---------------
U.S. Stocks - continued
 Food and Beverage Products - 1.3%
  PepsiCo, Inc.                                          258,600      $ 7,725,675
----------------------------------------------------- -------------  ---------------
 Forest and Paper Products - 1.2%
  Kimberly-Clark Corp.                                    72,900      $ 7,125,975
----------------------------------------------------- -------------  ---------------
 Insurance - 5.3%
  Chubb Corp.                                             89,100      $ 4,833,675
  Cigna Corp.                                             12,800        1,809,600
  ITT Hartford Group, Inc.                                90,900        6,215,287
  PennCorp Financial Group, Inc.                         183,400        6,304,375
  Progressive Corp. - Ohio                               170,000       11,857,500
                                                                     ---------------
                                                                      $31,020,437
----------------------------------------------------- -------------  ---------------
 Machinery - 0.9%
  Stewart & Stevenson Services, Inc.                     208,600      $ 5,162,850
----------------------------------------------------- -------------  ---------------
 Medical and Health Products - 2.7%
  Pharmacia & Upjohn, Inc.                               178,300      $ 6,886,838
  Rhone-Poulenc Rorer, Inc.                              117,400        8,731,625
                                                                     ---------------
                                                                      $15,618,463
----------------------------------------------------- -------------  ---------------
 Medical and Health Technology and Services - 4.2%
  Pacificare Health Systems, Inc., "B"*                   38,700      $ 3,212,100
  St. Jude Medical, Inc.*                                323,100       13,489,425
  United Healthcare Corp.                                175,400        7,564,125
                                                                     ---------------
                                                                      $24,265,650
----------------------------------------------------- -------------  ---------------
 Oil Services - 0.5%
  Tidewater, Inc.                                         71,400      $ 3,123,750
----------------------------------------------------- -------------  ---------------
 Oils - 3.0%
  Mobil Corp.                                             60,000      $ 7,260,000
  Occidental Petroleum Corp.                             187,200        4,492,800
  Texaco, Inc.                                            57,900        5,739,338
                                                                     ---------------
                                                                      $17,492,138
----------------------------------------------------- -------------  ---------------
 Photographic Products - 1.5%
  Eastman Kodak Co.                                      110,000      $ 8,910,000
----------------------------------------------------- -------------  ---------------
 Printing and Publishing - 1.4%
  Gannett Co., Inc.                                       53,200      $ 4,176,200
  Scripps (E.W.) Howard, Inc.                             84,600        2,939,850
  Tribune Co.                                             11,840        1,024,160
                                                                     ---------------
                                                                      $ 8,140,210
----------------------------------------------------- -------------  ---------------
 Railroads - 2.1%
  Burlington Northern Santa Fe Railway Co.                86,600      $ 7,783,175
  Wisconsin Central Transportation Corp.*                108,400        4,417,300
                                                                     ---------------
                                                                      $12,200,475
----------------------------------------------------- -------------  ---------------
 Restaurants and Lodging - 6.5%
  FelCor Suite Hotels, Inc.                               82,900      $ 2,953,313
  Host Marriott Corp.                                    777,300       11,853,825
  Promus Hotel Corp.*                                    717,650       23,144,212
                                                                     ---------------
                                                                      $37,951,350
----------------------------------------------------- -------------  ---------------

                                      11

Portfolio of Investments - continued

Stocks - continued
----------------------------------------------------- -------------  ---------------
Issuer                                                    Shares         Value
----------------------------------------------------- -------------  ---------------
U.S. Stocks - continued
 Stores - 2.3%
  Rite Aid Corp.                                           194,900    $  7,722,913
  Sears, Roebuck & Co.                                     111,100       5,527,225
                                                                     ---------------
                                                                      $ 13,250,138
----------------------------------------------------- -------------  ---------------
 Supermarkets - 1.4%
  Vons Cos., Inc.*                                         156,000    $  8,209,500
----------------------------------------------------- -------------  ---------------
 Telecommunications - 1.8%
  Cabletron Systems, Inc.*                                 260,400    $ 10,513,650
----------------------------------------------------- -------------  ---------------
 Utilities - Electric - 1.5%
  CMS Energy Corp.                                          85,200    $  2,769,000
  Illinova Corp.                                           214,400       5,681,600
                                                                     ---------------
                                                                      $  8,450,600
----------------------------------------------------- -------------  ---------------
 Utilities - Telephone - 2.3%
  MCI Communications Corp.                                 437,700    $ 13,349,850
----------------------------------------------------- -------------  ---------------
Total U.S. Stocks                                                     $421,491,666
----------------------------------------------------- -------------  ---------------
Foreign Stocks - 9.8%
 France - 1.0%
  Union des Assurances Federales S.A. (Insurance)           46,400    $  5,725,655
----------------------------------------------------- -------------  ---------------
 Germany - 0.9%
  Adidas AG (Stores)                                        59,700    $  5,182,022
----------------------------------------------------- -------------  ---------------
 Hong Kong - 0.4%
  Giordano International Ltd. (Stores)                   2,704,000    $  2,378,219
----------------------------------------------------- -------------  ---------------
 Italy - 0.7%
  Olivetti Group (Office Equipment)                     10,926,800    $  3,842,870
----------------------------------------------------- -------------  ---------------
 New Zealand - 1.0%
  Lion Nathan Ltd. (Consumer Goods and Services)         2,217,000    $  5,691,196
----------------------------------------------------- -------------  ---------------
 South Korea - 1.0%
  Korea Mobile Telecom (Telecommunications)                  6,110    $  6,112,064
----------------------------------------------------- -------------  ---------------
 Spain
  Cubiertas Y Mzov (Consumer Goods and Services)             4,452    $    353,045
----------------------------------------------------- -------------  ---------------
 Sweden - 1.8%
  Astra AB, Free, "B" (Pharmaceuticals)                    100,000    $  4,693,334
  Enator AB (Computer Services)                            229,800       5,606,296
                                                                     ---------------
                                                                      $ 10,299,630
----------------------------------------------------- -------------  ---------------
 United Kingdom - 3.0%
  British Petroleum PLC, ADR (Oils)                         44,100    $  6,118,875
  PowerGen PLC (Utilities - Electric)                    1,167,189      11,379,859
                                                                     ---------------
                                                                      $ 17,498,734
----------------------------------------------------- -------------  ---------------
Total Foreign Stocks                                                  $ 57,083,435
----------------------------------------------------- -------------  ---------------
Total Stocks (Identified Cost, $409,547,153)                          $478,575,101
----------------------------------------------------- -------------  ---------------
Warrants - 0.1%
----------------------------------------------------- -------------  ---------------
                                                          Warrants
----------------------------------------------------- -------------  ---------------
  Enator AB, Rights (Identified Cost, $0)                  229,800    $    495,678
----------------------------------------------------- -------------  ---------------

Short-Term Obligations - 15.8%

-------------------------------------------------- ----------------  --------------
                                                   Principal Amount
Issuer                                               (000 Omitted)       Value
-------------------------------------------------- ----------------  --------------
 Federal Home Loan Mortgage Corp.,
   due 12/05/96 - 12/24/96                             $ 47,235      $ 47,157,752
 Federal National Mortgage Assn.,
   due 12/06/96 - 12/17/96                               22,680        22,644,994
 General Motors Acceptance Corp., due 12/13/96            7,660         7,646,493
 Raytheon Co., due 12/05/96                               6,790         6,786,001
 Student Loan Marketing, due 12/03/96                     7,440         7,437,847
-------------------------------------------------- ----------------  --------------
Total Short-Term Obligations, at Amortized Cost                      $ 91,673,087
-------------------------------------------------- ----------------  --------------
Equity Put Option Purchased - 0.7%
 ----------------------------------------------------------------------------------
                                                   Principal Amount
                                                     of Contracts
Description/Expiration Date/Strike Price             (000 Omitted)
-------------------------------------------------- ----------------  --------------
 Standard & Poor's 500 Index/September 1997/775
  (Premiums Paid, $5,393,872)                          $105,700      $  4,254,425
-------------------------------------------------- ----------------  --------------
Total Investments (Identified Cost, $506,614,112)                    $574,998,291
Other Assets, Less Liabilities - 1.1%                                   6,199,028
-------------------------------------------------------------------  --------------
Net Assets - 100.0%                                                  $581,197,319
-------------------------------------------------- ----------------  --------------

*Non-income producing security.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities

------------------------------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $506,614,112)                                 $574,998,291
  Cash                                                                                         6,155
  Receivable for investments sold                                                         18,995,532
  Receivable for Fund shares sold                                                            828,239
  Dividends and interest receivable                                                          664,186
  Other assets                                                                                35,111
                                                                                       ---------------
   Total assets                                                                         $595,527,514
                                                                                       ---------------
Liabilities:
  Payable for investments purchased                                                     $ 13,430,877
  Payable for Fund shares reacquired                                                         329,526
  Payable to affiliates -
   Management fee                                                                             35,759
   Shareholder servicing agent fee                                                             9,628
   Distribution fee                                                                          269,467
  Accrued expenses and other liabilities                                                     254,938
                                                                                       ---------------
   Total liabilities                                                                    $ 14,330,195
                                                                                       ---------------
Net assets                                                                              $581,197,319
                                                                                       ---------------
Net assets consist of:
  Paid-in capital                                                                       $384,076,170
  Unrealized appreciation on investments and translation of assets and liabilities in
    foreign currencies                                                                    68,386,600
  Accumulated undistributed net realized gain on investments and foreign currency
    transactions                                                                         128,778,610
  Accumulated net investment loss                                                            (44,061)
                                                                                       ---------------
   Total                                                                                $581,197,319
                                                                                       ---------------
Shares of beneficial interest outstanding                                                32,332,260
                                                                                       ---------------
Class A shares:
  Net asset value per share
    (net assets of $150,261,307 / 8,337,128 shares of beneficial interest
    outstanding)                                                                           $18.02
                                                                                       ---------------
 Offering price per share (100/94.25)                                                      $19.12
                                                                                       ---------------
Class B shares:
  Net asset value and offering price per share
    (net assets of $430,936,012 / 23,995,132 shares of beneficial interest
    outstanding)                                                                           $17.96
                                                                                       ---------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations

 --------------------------------------------------------------------------- ---------------
Year Ended November 30, 1996
 ---------------------------------------------------------------------------  ---------------
Net investment income:
  Income -
   Dividends                                                                   $  7,321,336
   Interest                                                                       2,165,629
                                                                              ---------------
    Total investment income                                                    $  9,486,965
                                                                              ---------------
  Expenses -
   Management fee                                                              $  4,084,641
   Trustees' compensation                                                            39,628
   Shareholder servicing agent fee (Class A)                                        178,447
   Shareholder servicing agent fee (Class B)                                        936,736
   Distribution and service fee (Class A)                                           297,412
   Distribution and service fee (Class B)                                         4,256,542
   Custodian fee                                                                    251,805
   Postage                                                                          112,136
   Printing                                                                          51,895
   Auditing fees                                                                     34,595
   Legal fees                                                                         9,941
   Miscellaneous                                                                    308,019
                                                                              ---------------
    Total expenses                                                             $ 10,561,797
   Fees paid indirectly                                                             (40,552)
                                                                              ---------------
    Net expenses                                                               $ 10,521,245
                                                                              ---------------
     Net investment loss                                                       $ (1,034,280)
                                                                              ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions                                                     $131,032,857
   Written option transactions                                                   (1,181,346)
   Foreign currency transactions                                                    (15,736)
                                                                              ---------------
    Net realized gain on investments and foreign currency transactions         $129,835,775
                                                                              ---------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                                 $(34,845,157)
   Translation of assets and liabilities in foreign currencies                        3,810
                                                                              ---------------
    Net unrealized loss on investments and foreign currency translation        $(34,841,347)
                                                                              ---------------
     Net realized and unrealized gain on investments and foreign currency      $ 94,994,428
                                                                              ---------------
      Increase in net assets from operations                                   $ 93,960,148
                                                                              ---------------

See notes to financial statements

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
Year Ended November 30,                                 1996             1995
 -----------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                      $  (1,034,280)   $     540,622
  Net realized gain on investments and foreign
    currency transactions                             129,835,775       74,848,998
  Net unrealized gain (loss) on investments and
    foreign currency translation                      (34,841,347)      70,041,904
                                                  ----------------  ----------------
    Increase in net assets from operations          $  93,960,148    $ 145,431,524
                                                  ----------------  ----------------
Distributions declared to shareholders -
  From net investment income (Class A)              $    (300,226)   $     (43,087)
  From net investment income (Class B)                    --            (1,541,960)
  From net realized gain on investments and
    foreign currency transactions (Class A)           (13,120,408)        (120,843)
  From net realized gain on investments and
    foreign currency transactions (Class B)           (60,999,950)     (17,999,182)
  In excess of net investment income (Class A)           (535,376)         --
                                                  ----------------  ----------------
   Total distributions declared to shareholders     $ (74,955,960)   $ (19,705,072)
                                                  ----------------  ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                  $ 178,620,223    $ 162,346,739
  Net asset value of shares issued to
    shareholders in reinvestment of distributions      69,743,534       18,312,867
  Cost of shares reacquired                          (202,733,785)    (176,934,987)
                                                  ----------------  ----------------
   Increase in net assets from Fund share
     transactions                                   $  45,629,972    $   3,724,619
                                                  ----------------  ----------------
    Total increase in net assets                    $  64,634,160    $ 129,451,071
Net assets:
  At beginning of period                              516,563,159      387,112,088
                                                  ----------------  ----------------
  At end of period (including accumulated
    undistributed (distributions in excess of)
    net investment income of $(44,061) and
    $300,226, respectively)                         $ 581,197,319   $  516,563,159
                                                  ----------------  ----------------

See notes to financial statements

Financial Highlights

 -----------------------------------------------------------------------------------------------
Year Ended November 30,                                  1996       1995       1994     1993*
 -----------------------------------------------------------------------------------------------
                                                        Class A
 -----------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $  17.67   $ 13.49     $14.75    $14.58
                                                     -----------  ---------  ------------------
Income from investment operations# -
 Net investment income                                 $   0.08   $  0.11     $ 0.21    $ 0.03
 Net realized and unrealized gain (loss) on
  investments                                              2.96      4.91      (0.25)     0.14
                                                     -----------  ---------  ------------------
  Total from investment operations                     $   3.04   $  5.02     $(0.04)   $ 0.17
                                                     -----------  ---------  ------------------
Less distributions declared to shareholders -
 From net investment income                            $  (0.16)  $ (0.22)    $(0.06)   $ --
 From net realized gain on investments                    (2.53)    (0.62)     (1.16)     --
                                                     -----------  ---------  ------------------
  Total distributions declared to
    shareholders                                       $  (2.69)  $ (0.84)    $(1.22)   $ --
                                                     -----------  ---------  ------------------
Net asset value - end of period                        $  18.02   $ 17.67     $13.49    $14.75
                                                     -----------  ---------  ------------------
Total return++                                            19.76%    39.51%     (0.47)%    5.01%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                1.31%     1.27%      1.12%     0.91%+
 Net investment income                                     0.47%     0.67%      1.59%     1.67%+
Portfolio turnover                                          112%       91%        50%       70%
Average commission rate###                             $ 0.0387      --         --        --
Net assets at end of period (000 omitted)              $150,261   $88,119     $2,608    $  196

  * For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.

  + Annualized.

  # Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

 --------------------------------------------------------------------------------------------------
Year Ended November 30,                                  1996       1995        1994        1993
 --------------------------------------------------------------------------------------------------
                                                     Class B
 --------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value - beginning of period                  $  17.56   $  13.37    $  14.72    $  14.83
                                                     ----------- ----------- ---------------------
Income from investment operations# -
 Net investment income (loss)                          $  (0.06)  $   0.01    $   0.04    $   0.03
 Net realized and unrealized gain (loss) on
  investments                                              2.97       4.85       (0.23)       0.50
                                                     ----------- ----------- ---------------------
  Total from investment operations                     $   2.91   $   4.86    $  (0.19)   $   0.53
                                                     ----------- ----------- ---------------------
Less distributions declared to shareholders -
 From net investment income                            $   --     $  (0.05)   $   0.00**  $  (0.02)
 From net realized gain on investments                    (2.51)     (0.62)      (1.16)      (0.62)
                                                     ----------- ----------- ---------------------
  Total distributions declared to
    shareholders                                       $  (2.51)  $  (0.67)   $  (1.16)   $  (0.64)
                                                     ----------- ----------- ---------------------
Net asset value - end of period                        $  17.96   $  17.56    $  13.37    $  14.72
                                                     ----------- ----------- ---------------------
Total return                                              18.84%     38.16%      (1.52)%      3.70%
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                2.13%      2.14%       2.18%       2.15%
 Net investment income (loss)                             (0.38)%     0.08%       0.32%       0.10%
Portfolio turnover                                          112%        91%         50%         70%
Average commission rate###                             $ 0.0387      --          --          --
Net assets at end of period (000 omitted)              $430,936   $428,445    $384,504    $454,089

 ** The per share distribution from net investment income on Class B shares was $0.00312.

  # Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

--------------------------------------------------------------------------------------------------------
Year Ended November 30,               1992        1991        1990        1989        1988      1987**
--------------------------------------------------------------------------------------------------------
                                   Class B
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                            $  13.27    $  11.29    $  12.05    $   9.38    $   7.59    $  7.50
                                   ----------- ---------------------- ----------- ----------- ----------
Income from investment
  operations -
 Net investment income              $   0.02    $   0.10    $   0.18    $   0.17    $   0.12    $  0.04
 Net realized and unrealized
   gain (loss) on investments           2.61        2.15       (0.75)       2.63        1.76       0.06
                                   ----------- ---------------------- ----------- ----------- ----------
  Total from investment
    operations                      $   2.63    $   2.25    $  (0.57)   $   2.80    $   1.88    $  0.10
                                   ----------- ---------------------- ----------- ----------- ----------
Less distributions declared to
  shareholders -
 From net investment income         $   --      $  (0.14)   $  (0.19)   $  (0.13)   $  (0.09)   $ (0.01)
 From net realized gain on
   investments                         (1.07)      (0.13)      --          --          --          --
                                   ----------- ---------------------- ----------- ----------- ----------
  Total distributions declared to
   shareholders                     $  (1.07)   $  (0.27)   $  (0.19)   $  (0.13)   $  (0.09)   $ (0.01)
                                   ----------- ---------------------- ----------- ----------- ----------
Net asset value - end of period     $  14.83    $  13.27    $  11.29    $  12.05    $   9.38    $  7.59
                                   ----------- ---------------------- ----------- ----------- ----------
Total return                           20.61%      20.22%      (4.80)%     30.11%      24.79%      1.41%+
Ratios (to average net assets)/
  Supplemental data:
 Expenses                               2.24%       2.28%       2.38%       2.46%       2.17%      2.26%+
 Net investment income                  0.18%       0.75%       1.56%       1.56%       1.34%      0.36%+
Portfolio turnover                        65%         86%         68%         58%         93%       139%
Net assets at end of period
  (000 omitted)                     $436,561    $317,375    $226,245    $202,861    $130,961    $88,471

** For the period from the commencement of investment operations, December
   29, 1986 to November 30, 1987.

 + Annualized.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Capital Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended November 30, 1996, $1,525,595 was reclassified to accumulated net investment loss from accumulated net realized gain on investments due to differences between book and tax accounting for net operating losses and short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,653 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,782 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,928 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $94,376 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $11,233 and $344,491 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.


(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $558,748,179 and $653,696,202, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $506,614,112
                                                  ---------------
Gross unrealized appreciation                      $ 90,283,815
Gross unrealized depreciation                       (21,899,636)
                                                  ---------------
 Net unrealized appreciation                       $ 68,384,179
                                                  ---------------


(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                   1996                             1995
                                 -------------------------------  --------------------------------
Year Ended November 30,                Shares           Amount          Shares            Amount
 ------------------------------- -------------- ---------------- ---------------  ----------------
Shares sold                         5,081,001    $  84,871,838       5,253,774     $  82,156,749
Shares issued to shareholders
  in reinvestment of
  distributions                       808,554       12,468,050          12,226           158,371
Shares reacquired                  (2,540,176)     (42,196,319)       (471,616)       (7,482,670)
                                 -------------- ---------------- ---------------  ----------------
 Net increase                       3,349,379    $  55,143,569       4,794,384     $  74,832,450
                                 -------------- ---------------- ---------------  ----------------

Class B Shares                   1996                             1995
                                 -------------------------------  --------------------------------
Year Ended November 30,                Shares           Amount          Shares            Amount
 ------------------------------- -------------- ---------------- ---------------  ----------------
Shares sold                         5,593,976    $  93,748,385       5,400,613     $  80,189,990
Shares issued to shareholders
  in reinvestment of
  distributions                     3,699,918       57,275,484       1,397,497        18,154,496
Shares reacquired                  (9,692,478)    (160,537,466)    (11,169,472)     (169,452,317)
                                 -------------- ---------------- ---------------  ----------------
 Net decrease                        (398,584)   $  (9,513,597)     (4,371,362)    $ (71,107,831)
                                 -------------- ---------------- ---------------  ----------------

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $5,804.

Independent Auditors' Report

To the Trustees of MFS Series Trust II and Shareholders of MFS Capital Growth
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Growth Fund (one of the series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 3, 1997


------------------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(r) Capital Growth Fund

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
John F. Brennan, Jr.*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche llp

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

*************[dalbar boxed graphic]*************

[logo--DALBAR
MFS #1
TOP-RATED SERVICE]

For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[back cover]


MFS(R) Capital
Growth Fund

500 Boylston Street
Boston, MA 02116

[silhouette logo]
MFS(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


[DALBAR LOGO]
DALBAR
MFS #1
TOP-RATED SERVICE


[indicia]
Bulk Rate
U.S. Postage
PAID
Permit #55638
Boston, MA


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

MCG-2 1/97 59M 3/203

                                          PROSPECTUS
MFS(R) GOLD & NATURAL                     April 1, 1997
RESOURCES FUND                            Class A Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))  Class B Shares of Beneficial Interest
-------------------------------------------------------------------------------
                                                                          Page
                                                                           ---
1. Expense Summary ....................................................      2
2. The Fund ...........................................................      3
3. Condensed Financial Information ....................................      4
4. Investment Objective and Policies ..................................      6
5. Investment Techniques ..............................................      7
6. Additional Risk Factors ............................................     11
7. Management of the Fund .............................................     13
8. Information Concerning Shares of the Fund ..........................     14
      Purchases .......................................................     14
      Exchanges .......................................................     19
      Redemptions and Repurchases .....................................     19
      Distribution Plan ...............................................     21
      Distributions ...................................................     23
      Tax Status ......................................................     23
      Net Asset Value .................................................     24
      Description of Shares, Voting Rights and Liabilities ............     24
      Performance Information .........................................     24
      Expenses ........................................................     25
9. Shareholder Services ...............................................     25
   Appendix A .........................................................    A-1
   Appendix B .........................................................    B-1


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS GOLD & NATURAL RESOURCES FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000


This Prospectus pertains to MFS Gold & Natural Resources Fund (the "Fund"), a non-diversified series of MFS Series Trust II (the "Trust"), an open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation and preservation of capital. BECAUSE OF THE POLICY OF THE FUND OF INVESTING TO A SIGNIFICANT EXTENT IN FOREIGN SECURITIES, AN INVESTMENT IN THIS FUND MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES. BECAUSE THE PROFITS OF THE COMPANIES IN WHICH THE FUND INTENDS TO INVEST ARE DIRECTLY AFFECTED BY THE PRICE OF GOLD AND OTHER NATURAL RESOURCES, AN INVESTMENT IN THE FUND MAY BE SUBJECT TO PARTICULAR VOLATILITY (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Trust and Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated April 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 27 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                                           CLASS A            CLASS B
                                                                                            -------            -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
      percentage of offering price) ................................................          5.75%             0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
      price or redemption proceeds, as applicable) .................................      See Below(1)          4.00%


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ................................................................          0.75%             0.75%
    Rule 12b-1 Fees ................................................................          0.00%(2)          1.00%(3)
    Other Expenses (after expense limitation) (4)(5) ...............................          0.68%             0.68%
                                                                                              ----              ----
    Total Operating Expenses (after expense limitation)(4) .........................          1.43%             2.43%
------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge;
    however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the
    Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company
    Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.25% per annum Class A service fee will commence on the date that net assets attributable to Class A shares first equals or exceed $40 million. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See
    "Information Concerning Shares of the Fund -- Distribution Plan" below.
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00% per annum of the average daily net assets attributable to the Class B shares. Distribution expenses paid under the Distribution
    Plan with respect to Class B shares, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund -- Distribution Plan" below).
(4) The Adviser has agreed to bear the Fund's expenses such that "Other Expenses" do not exceed 0.68% per annum of the
    Fund's average daily net assets during the current year. Otherwise, "Other Expenses" would have been 0.84%, per annum for Class A and B shares, respectively and "Total Operating Expenses" would have been 1.59% and 2.59% for Class A and
    B shares, respectively.
(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
                             -------------------

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


 PERIOD                      CLASS A                 CLASS B
 ------                      -------                 -------
                                                               (1)
 1 year  ................     $ 71             $ 65           $ 25
 3 years ................      100              106             76
 5 years ................      131              150            130
10 years ................      219              251(2)         251(2)


------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan".


    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


2.  THE FUND
The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution fee and a service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and a service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase.


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                                       FINANCIAL HIGHLIGHTS
                                    CLASS A AND CLASS B SHARES

                                                                            YEAR ENDED NOVEMBER 30,
                                                           -------------------------------------------------------
                                                           CLASS A
                                                           -------------------------------------------------------
                                                              1996           1995           1994           1993*
                                                             -----          -----          -----           -----
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..............        $ 5.59         $ 5.76         $ 6.54          $ 5.55
                                                            ------         ------         ------          ------
Income from investment operations## --
  Net investment income (loss)(S)...................        $ --           $ 0.01         $ 0.01          $ 0.01
  Net realized and unrealized gain (loss) on
   investments .....................................          0.30          (0.18)         (0.73)           0.98
                                                            ------         ------         ------          ------
    Total from investment operations ...............        $ 0.30         $(0.17)        $(0.72)         $ 0.99
                                                            ------         ------         ------          ------
Less distributions declared to shareholders --
  From net realized gain on investments ............        $ --           $ --           $(0.05)         $ --
  Tax return of capital ............................          --             --            (0.01)           --
                                                            ------         ------         ------          ------
    Total distributions declared to shareholders ...        $ --           $ --           $(0.06)         $ --
                                                            ------         ------         ------          ------
Net asset value -- end of period ...................        $ 5.89         $ 5.59         $ 5.76          $ 6.54
                                                            ======         ======         ======          ======
Total return# ......................................         5.37%        (2.95)%       (11.14)%          17.84%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses .........................................         1.44%          1.43%          1.42%           1.43%+
  Net investment income (loss) .....................       (0.03)%          0.16%          0.14%           0.61%+
PORTFOLIO TURNOVER .................................           26%            33%           142%            188%
AVERAGE COMMISSION RATE### .........................       $0.0362           --             --             --
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........       $ 7,863         $6,328         $3,695          $1,117
------------
  *For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
  +Annualized.
 ++Not annualized.
  #Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ##Per share data for the periods subsequent to November 30, 1992 are based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

      Net investment loss ..........................        $(0.01)        $ --           $(0.02)          $ --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses ...................................         1.59%          1.63%          1.84%           1.93%+
        Net investment income (loss) ...............       (0.18)%        (0.04)%        (0.27)%           0.11%+


                                     FINANCIAL HIGHLIGHTS -- CONTINUED
                                         CLASS A AND CLASS B SHARES
                                                                            YEAR ENDED NOVEMBER 30,
                                                           -------------------------------------------------------
                                                           CLASS B
                                                           -------------------------------------------------------
                                                              1996           1995           1994           1993
                                                             -----          -----          -----           -----
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .............        $ 5.46         $ 5.68         $ 6.53          $ 4.67
                                                            ------         ------         ------          ------
Income from investment operations## --
  Net investment income loss(S).....................        $(0.06)        $(0.04)        $(0.06)         $(0.02)
  Net realized and unrealized gain (loss) on
   investments .....................................          0.29          (0.18)         (0.73)           1.88
                                                            ------         ------         ------          ------
    Total from investment operations ...............        $ 0.23         $(0.22)        $(0.79)         $ 1.86
                                                            ------         ------         ------          ------
Less distributions declared to shareholders --
  From net realized gain on investments ............        $ --           $ --           $(0.05)         $ --
  Tax return of capital ............................          --             --            (0.01)           --
                                                            ------         ------         ------          ------
    Total distributions declared to shareholders ...        $ --           $ --           $(0.06)         $ --
                                                            ------         ------         ------          ------
Net asset value -- end of period ...................        $ 5.69         $ 5.46         $ 5.68          $ 6.53
                                                            ======         ======         ======          ======
Total return# ......................................         4.21%        (3.87)%       (12.24)%          39.83%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses .........................................         2.52%          2.50%          2.49%           2.66%
  Net investment income (loss) .....................       (1.02)%        (0.79)%        (0.83)%          (0.38%)
PORTFOLIO TURNOVER .................................           26%            33%           142%            188%
AVERAGE COMMISSION RATE### .........................       $0.0362           --             --             --
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........       $20,691        $21,207        $28,722         $24,861
------------
  *For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988.
  +Annualized.
  #Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ##Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

      Net investment income (loss) .................        $(0.07)        $(0.05)        $(0.09)         $(0.04)
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses ...................................         2.67%          2.71%          2.91%           3.15%
        Net investment income (loss) ...............       (1.17)%        (1.00)%        (1.25)%         (0.87)%


                                     FINANCIAL HIGHLIGHTS -- CONTINUED
                                         CLASS A AND CLASS B SHARES
                                                                              YEAR ENDED NOVEMBER 30,
                                                     ----------------------------------------------------------------------
                                                     CLASS B
                                                     ----------------------------------------------------------------------
                                                        1992           1991           1990           1989           1988*
                                                       -----          -----          -----          -----           -----
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ........        $ 4.80         $ 4.68         $ 6.56         $ 5.88          $ 6.16
                                                      ------         ------         ------         ------          ------
Income from investment operations## --
  Net investment income (loss)................        $(0.14)        $(0.11)        $(0.07)        $(0.04)         $ 0.03
  Net realized and unrealized gain (loss) on
   investments ...............................          0.01           0.23          (1.81)          0.75           (0.31)
                                                      ------         ------         ------         ------          ------
    Total from investment operations .........        $(0.13)        $ 0.12         $(1.88)        $ 0.71          $(0.28)
                                                      ------         ------         ------         ------          ------
Less distributions declared to shareholders --
  From net realized gain on investments ......        $ --           $ --           $ --           $(0.03)         $ --
Net asset value -- end of period .............        $ 4.67         $ 4.80         $ 4.68         $ 6.56          $ 5.88
                                                      ======         ======         ======         ======          ======
Total return# ................................       (2.71)%          2.56%       (28.66)%         12.06%        (13.71)%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses ...................................         4.09%          4.11%          3.88%          3.67%           3.00%+
  Net investment loss ........................       (2.39)%        (2.19)%        (2.04)%        (1.15)%         (0.94)%+
PORTFOLIO TURNOVER ...........................          189%           135%           114%            92%             12%
NET ASSETS AT END OF PERIOD (000 OMITTED) ....        $6,432         $7,056         $7,207         $4,795          $1,778
------------
 *For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988.
 +Annualized.
 #Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
##Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund seeks to provide long-term capital appreciation and preservation of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's investment objective.


INVESTMENT POLICIES -- The Fund intends to invest in securities (including common stocks, convertible debt securities and precious metals and natural resources indexed debt and equity securities) of companies which are engaged in, or which receive revenue or income from other companies engaged in: (i) exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning gold or other precious metals, nonprecious metals or minerals or other natural resources (collectively, "natural resources"); (ii) the development of technologies for the production or use of natural resources;
(iii) the furnishing of technology, equipment, supplies or services to the natural resources industry; or (iv) gold mine or other natural resources finance. The Fund may also invest in gold and other precious metals, bullion and warrants to purchase such bullion.


Natural resources include substances, materials and energy derived from natural resources which have economic value. Examples of natural resources include precious metals (e.g., gold, silver, platinum and palladium), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., titanium and chromium), energy resources (e.g., coal, oil, natural gas, oil shale and uranium), timberland, and agricultural and other commodities. Under normal market conditions, at least 65% of the Fund's assets will be invested in equity securities (see "Investment Techniques -- Equity Securities" below). The Fund will not necessarily hold gold bullion or other metals. It is the Fund's intention not to take physical possession of natural resources; when investing in them, ownership would be evidenced by warehouse or other receipts.


The Fund may concentrate its investments heavily in gold industry-related securities, other metals and mineral industry-related securities, or other natural resource industry-related securities. If such investments are attractive, up to 100% of the portfolio of the Fund could be invested in any one of such industries. Concentration in one industry increases the risk of loss of principal. The profits of the companies in which the Fund intends to invest, and, therefore, the value of its portfolio securities, are directly affected by the price of gold. The price of gold is subject to dramatic upward and downward movements, often over short periods of time, and is affected by, among other things, industrial and commercial demand, investment and speculation, the monetary and fiscal policies of central banks, governments and their agencies, including gold auctions conducted by the U.S. Treasury Department and the International Monetary Fund, and changes in international balances of payments and governmental responses to them, including currency devaluations and exchange controls. Since 1973, the price of gold bullion (London Fix as established by the London gold market) has often, although not always, risen with inflation, as measured by the U.S. Bureau of Labor Statistics Consumer Price Index. There are no assurances, however, that in the future the price of gold bullion will rise with inflation. Moreover, the net asset value of shares of the Fund may not directly correlate with the price of gold bullion since the Fund invests not only in gold bullion but also in gold industry-related securities, other metals and mineral industry-related securities and other natural resource industry-related securities. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

The Fund may invest up to 80% (and expects generally to invest between 25% and 50%) of its total assets in foreign securities not traded on a U.S. exchange. These securities may sometimes be in the form of European Depositary Receipts ("EDRs").

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Techniques" in the SAI.


EQUITY SECURITIES -- The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

LENDING OF SECURITIES -- The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U S. Government Securities or a letter of credit).


REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.


WHEN-ISSUED SECURITIES -- In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities.

RESTRICTED SECURITIES -- The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for the specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.


INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers" acceptances and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements. See Appendix B to this Prospectus for a description of certain short-term obligations.

INDEXED SECURITIES -- The Fund may invest in securities indexed to the prices of gold, other precious metals or other natural resources. Indexed securities generally are offered by issuers engaged in a business involving the underlying commodity, such as mining companies, processors or refiners, or by financial institutions, including investment banks. Although the terms of indexed securities may vary, they ordinarily are structured as debt instruments with a minimum fixed rate of return (or no fixed rate of return) which increases or decreases in the event of a rise or fall in the price of the precious metal or other natural resources to which it is indexed. Indexed securities may trade in the over-the-counter market or may be listed on a national securities exchange. While indexed securities present the opportunity for increased returns, an investment in such instruments also involves the risk of below market returns, in the event of adverse changes in the value of the precious metals or natural resources to which the securities are indexed. Investments in indexed securities could involve other risks as well.


DEPOSITARY RECEIPTS -- The Fund may also invest in Depositary Receipts including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. EDRs are receipts evidencing a similar arrangement to ADRs, but with a European Bank. Depositary Receipts are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers See "Additional Risk Factors -- Foreign Securities" below.


TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS -- The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund are described in the SAI, which should be read in conjunction with the following section. In addition, the SAI contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.

OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. Generally, the Fund will only write options to the extent deemed necessary by the Adviser to pay for expenses, to provide liquidity for redemptions and to hedge its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts, foreign currency futures contracts and precious metals and other natural resources futures contracts. The Fund may also enter into futures contracts based on financial indices including any index of U.S. Government Securities or of obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities ("Foreign Government Securities"). (Unless otherwise specified, futures contracts on indices, precious metals, other natural resources and foreign currency Futures Contracts are collectively referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices, and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of exchange rate charges on the Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of Futures Contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Futures Contracts purchased by the Fund. Purchases or sales of Futures Contracts on precious metals and other natural resources will be utilized in a similar manner, and will be entered into in order to protect against declines in the value of natural resources and natural resources securities held by the Fund or increases in the cost of these assets to be acquired. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on stock index futures contracts, foreign currency futures contracts and precious metals and other natural resources futures contracts. The Fund may enter into options on futures contracts based on financial indices including any index of U.S. or Foreign Government Securities. (Unless otherwise specified, options on stock index futures contracts, options on foreign currency futures contracts, options on natural resources futures contracts and options on futures contracts based on financial indices are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or natural resources or against increases in the cost of securities or natural resources to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY AND PRECIOUS METALS AND OTHER NATURAL RESOURCES -- The Fund may enter into contracts for the purchase or sale of a specific currency and precious metals and other natural resources at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund will enter into Forward Contracts for hedging and non-hedging purposes including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates or natural resources prices. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities (or metals) denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. In addition, the Fund may enter into Forward Contracts on precious metals and other natural resources for the purpose of hedging against the adverse effects of a decline in natural resources prices on natural resources held by the Fund or the effects of a rise in natural resources prices on natural resources to be acquired by the Fund. The Fund may also enter into Forward Contracts for "cross hedging" purposes (e.g., the purchase or sale of a Forward Contract on one type of currency, precious metal or other natural resource as a hedge against adverse fluctuations in the value of a second type of currency, precious metal or other natural resource). By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates or metal and other natural resources prices. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above. The Fund may also trade other types of over-the-counter derivative instruments based on gold or precious metals and other natural resources which are or may become available for trading.

OPTIONS ON FOREIGN CURRENCIES -- The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, metals or other natural resources and against increases in the dollar cost of securities, metals or other natural resources to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.


6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the SAI.


FOREIGN SECURITIES -- As noted above, the Fund may invest a significant portion of its total assets in foreign securities not traded on a U.S. exchange (not including ADRs), including securities issued by South African domiciled companies and companies primarily engaged in financing mining operations in South African domiciled countries. Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may promptly convert such currencies into dollars at the then-current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.


In addition, the Fund may be required to receive delivery of the foreign currencies underlying options on foreign currencies it has entered into, and the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then-current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, could reduce the dollar value of interest of securities or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

FUTURES CONTRACTS AND FORWARD CONTRACTS -- Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract or Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.

NON-DIVERSIFICATION -- The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets that may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") are not subject to any investment limitation. U.S. Government Securities include interests in trusts or other entities representing interests in U.S. Government Securities. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence.

PORTFOLIO TRADING -- The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. (See "Portfolio Transactions and Brokerage Commissions" in the SAI.)

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


                             --------------------


The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND
INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Constantinos Mokas, an Assistant Vice President of the Adviser, has been the Fund's portfolio manager since 1994. Mr. Mokas has been employed as a portfolio manager by the Adviser since 1990. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets for its then-current fiscal year. For the Fund's fiscal year ended November 30, 1996, the Adviser voluntarily agreed to reduce its fee with respect to the Fund from 0.75% to 0.60% of the Fund's average daily net assets. In addition, in order to comply with the expense limitations of a state securities commission, the Adviser has voluntarily agreed to bear a certain portion of the operating expenses of the Fund.

For the Fund's fiscal year ended November 30, 1996, MFS received management fees under the Fund's Advisory Agreement of $192,659 after a reduction of $46,339. If MFS had not reduced its management fee, MFS would have received a management fee of $238,998, which would have been equivalent on an annual basis to 0.75% of the Fund's daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman of MFS, is also the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Leslie
J. Nanberg and James O. Yost, all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND


PURCHASES
Class A and Class B shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A and B shares to the general public which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                          SALES CHARGE* AS
                                                           PERCENTAGE OF:
                                                  --------------------------------     DEALER ALLOWANCE
                                                                      NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                --------------       --------       -----------------
Less than $50,000 ..............................       5.75%             6.10%               5.00%
$50,000 but less than $100,000 .................       4.75              4.99                4.00
$100,000 but less than $250,000 ................       4.00              4.17                3.20
$250,000 but less than $500,000 ................       2.95              3.05                2.25
$500,000 but less than $1,000,000 ..............       2.20              2.25                1.70
$1,000,000 or more .............................       None**            None**           See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

    (i) on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and, (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.


In the case of such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

          COMMISSION PAID
               BY MFD
             TO DEALERS                 CUMULATIVE PURCHASE AMOUNT
          ---------------               --------------------------
               1.00%                    On the first $2,000,000, plus
               0.80%                    Over $2,000,000 to $3,000,000, plus
               0.50%                    Over $3,000,000 to $50,000,000, plus
               0.25%                    Over $50,000,000

    For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.


    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                              CONTINGENT
                    REDEMPTION                          DEFERRED SALES
                  AFTER PURCHASE                            CHARGE
                  --------------                        --------------
First ............................................            4%
Second ...........................................            4%
Third ............................................            3%
Fourth ...........................................            3%
Fifth ............................................            2%
Sixth ............................................            1%
Seventh and following ............................            0%


The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.


GENERAL: The following information applies to purchases of both classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.


    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                             --------------------


A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.


EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between of Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth in this paragraph above.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.


REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.


CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.


    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."

FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantiallly identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).


CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.00% and 1.00% per annum, respectively. Payment of the 0.25% per annum Class A service fee will commence on the date that net assets of the Fund attributable to Class A shares first equal or exceed $40 million. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.


TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. The qualification requirements of Subchapter M may limit the extent to which the Fund may invest in bullion or other metals and natural resources.

Shareholders of the Fund normally will have to pay federal income taxes, (and any state and local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is in cash or in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations. Shortly after the end of each calendar year, each shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld. In certain circumstances, the Fund may also elect to "pass through" to shareholders foreign income taxes paid by the Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to that class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has two classes of shares which it offers to the general public, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of shares of the Fund made at the maximum public offering price of shares of that class and with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates. The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the Fund's expenses such that the Fund's "Other Expenses," which are defined to include all Fund expenses except for management fees, Rule 12b-1 fees and class specific expenses, do not exceed 0.68% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).


ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").


DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions reinvested in additional shares;


    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Checks for dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level.

DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such Fund are available for sale (and without any applicable CDSC).

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.


                             --------------------


The Fund's SAI, dated April 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Trust and the Fund, including, but not limited to, information related to (i) investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A

                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares are waived (Section III).


I. WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        o   Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


        o Trustees and retired trustees of any investment company for which MFS Fund Distributors ("MFD") serves as distributor;


        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").


    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o   Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")


        o   Death, disability or retirement of 401 (a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);


        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);


        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        o   Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.


        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")


        o   Death or disability of SRO Plan participant.


    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES


    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
            (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o   Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o   Tax-free returns of excess IRA contributions.

        401(a) PLANS


        o Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and


        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS


        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


III. WAIVERS OF CLASS B SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS


        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.


        SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o   Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES
GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

The Fund will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION CERTIFICATES -- are certificates of beneficial interest guaranteed by the Federal Agricultural Mortgage Corporation.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION BONDS AND NOTES -- are bonds and notes guaranteed by the Federal Agricultural Mortgage Corporation.

FEDERAL FARM CREDIT BANKS CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued and guaranteed by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration.

FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Federal Home Loan Bank System.

FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

FICO BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

REFCORP BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

TVA BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

U.S. DEPARTMENT OF VETERAN AFFAIRS CERTIFICATES -- are certificates of beneficial interest guaranteed by the U.S. Department of Veteran Affairs.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and guaranteed by the Secretary of Transportation of the U.S. Government.

Although this list includes the primary types of Government Securities in which the Fund invests (other than U.S. Treasury obligations), the Fund may also invest in Government Securities other than those listed above.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Principal Underwriter
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA02110



[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) GOLD & NATURAL
RESOURCES FUND
500 Boylston Street
Boston, MA 02116
                                           MGN-1-4/97/47M    06/206







[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



MFS(R) GOLD & NATURAL RESOURCES FUND

Prospectus

April  1, 1997

[logo] M F S(SM)
INVESTMENT MANAGEMENT


MFS(R) GOLD & NATURAL                                    STATEMENT OF
RESOURCES FUND                                           ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                 April 1, 1997
----------------------------------------------------------------------------
                                                                         Page
                                                                         ----
 1.  Definitions ...............................................           2
 2.  Investment Techniques .....................................           2
 3.  Investment Restrictions ...................................          11
 4.  Management of the Fund ....................................          12
        Trustees ...............................................          13
        Officers ...............................................          13
        Trustee Compensation Table .............................          13
        Investment Adviser .....................................          14
        Administrator ..........................................          14
        Custodian ..............................................          14
        Shareholder Servicing Agent ............................          14
        Distributor ............................................          15
 5.  Portfolio Transactions and Brokerage Commissions ..........          15
 6.  Shareholder Services ......................................          17
        Investment and Withdrawal Programs .....................          17
        Exchange Privilege .....................................          19
        Tax-Deferred Retirement Plans ..........................          19
 7.  Tax Status ................................................          19
 8.  Determination of Net Asset Value; Performance Information .          21
 9.  Distribution Plan .........................................          22
10.  Description of Shares, Voting Rights and Liabilities ......          23
11.  Independent Auditors and Financial Statements .............          24
     Appendix A.................................................         A-1

MFS GOLD & NATURAL RESOURCES FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                    --MFS Gold & Natural Resources
                               Fund, a non-diversified
                               series of MFS Series Trust II
                               (the "Trust"), a
                               Massachusetts business trust.
                               Until June 3, 1993, the Fund
                               was known as MFS Lifetime
                               Gold & Natural Resources
                               Fund. The Fund was known as
                               Lifetime Gold & Natural
                               Resources Trust prior to
                               August 3, 1992 and was known
                               as Lifetime Gold & Precious
                               Metals Trust prior to April
                               1, 1992. The Fund became a
                               series of the Trust on June
                               3, 1993.

"MFS" or the "Adviser"       --Massachusetts Financial
                               Services Company, a Delaware
                               corporation.

"MFD"                        --MFS Fund Distributors, Inc.,
                               a Delaware corporation.


"Prospectus"                   --The Prospectus of the Fund, dated April 1, 1997
                               as amended or supplemented from time to time.


2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment techniques are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 20% of the value of the Fund's total assets.


"WHEN-ISSUED" SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).


GOLD AND OTHER NATURAL RESOURCE INVESTMENTS
As noted in the Prospectus, the Fund will invest in securities of companies involved in the mining process or trading of gold, other precious metals, nonprecious metals or minerals, other natural resources as well as gold or other precious metals, related indexes and derivative instruments. Such investments involve certain risks.

Precious and nonprecious metals prices are affected by various factors such as economic conditions, political events and monetary policies. As a result, prices of gold and precious and nonprecious metals and related securities may fluctuate sharply. The four largest producers of gold are South Africa, the United States, the former Union of Soviet Socialist Republics and Australia. Economic, social and political developments and conditions prevailing in these countries may affect the production and the marketing of newly produced gold and the sales of central bank gold holdings. The price of gold is affected by its direct and indirect use to settle net deficits and surpluses between nations. Because the prices of precious and nonprecious metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic impact upon the market price of the Fund's investments than on other investments.

By making investments in gold bullion and other metals and minerals, the Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). This would occur if the Fund either (a) derived more than 10% of its gross income for a taxable year from sales or other dispositions of bullion or other metal investments and certain other nonqualifying assets or sources, or (b) at the close of any quarter of a taxable year held more than 50% of its total gross assets in bullion, other metal investments and securities not meeting certain tests. If the Fund should fail to so qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Accordingly, the Fund will endeavor to manage its portfolio within the above limitations. There can be no assurance that the Fund will qualify as a regulated investment company in every year. Furthermore, the Fund may be required to make less than optimal investment decisions, foregoing the opportunity to realize gains, if necessary to permit the Fund to qualify (see "Investment Restrictions" below).

The gold bullion and other metal investments which the Fund may make will not generate income and may subject the Fund to taxes, insurance, shipping and storage costs.

INDEXED SECURITIES. The Fund may invest in securities indexed to the prices of gold or other precious metals or natural resources, as described in the Prospectus. An investor's return on an indexed security is dependent on precious metals prices or natural resources, which can be volatile and unpredictable, an investment in such instruments may yield a below-market return in the event that metals or natural resources prices decline during the term of the security or do not rise sufficiently to increase the minimum return. Further, it is possible that certain indexed securities purchased by the Fund will have no minimum rate of return and, in the event of adverse movements in metals or natural resources prices, the Fund will not receive interest on its investments. Also, the Commodity Futures Trading Commission (the "CFTC") has issued certain regulations and interpretations regarding the extent to which indexed securities may be offered and sold under the Commodity Exchange Act. If the CFTC were to prohibit or further restrict the offering of, or trading in, indexed securities, the ability of the Fund to utilize such investments effectively could be adversely affected.

REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, or recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

FOREIGN SECURITIES
The Fund may invest up to 80% (and expects generally to invest between 25% and 50%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs")). As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS
The Fund may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

OPTIONS ON STOCK INDICES -- As noted in the Prospectus, the Fund may write
(sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into stock index futures contracts, foreign currency futures contracts and natural resources futures contracts. The Fund may also enter into futures contracts based on financial indices including any index of U.S. or Foreign Government Securities (as defined in the Prospectus). (Unless otherwise specified, futures contracts on indices or natural resources and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, precious metal or other natural resource or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of natural resources and foreign currency futures contracts, the currency, metals or natural resources are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures Contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The Fund may sell Futures Contracts on gold or other precious metals or natural resources for the purpose of protecting against declines in the value of such commodities held in its portfolio. Conversely, the Fund will purchase Futures Contracts on gold or other natural resources in order to hedge against the increased cost of commodities to be acquired. As in the case of transactions in other types of Futures Contracts, the decline in the value of natural resources held by the Fund, or the increase in the cost of natural resources to be acquired, should, if the hedge is successful, be offset in whole or in part by gains on the futures position.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell Futures Contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY AND PRECIOUS METALS AND OTHER NATURAL RESOURCES
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. The Fund may also enter into forward contracts on precious metals and other natural resources in order to protect against adverse fluctuations in the prices of such commodities (collectively, "Forward Contracts"). Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. The Fund will enter into Forward Contracts on natural resources in order to protect against a decline in the value of natural resources held by the Fund or increases in the cost of natural resources to be acquired, in a manner similar to its use of natural resources Futures Contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency, precious metal or other natural resource as a hedge against adverse fluctuations in the value of a second type of currency, precious metal or other natural resource.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates or natural resources prices. The Fund does not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency or natural resources, but will usually seek to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed. As noted in the Prospectus, the Fund also may trade other types of over-the-counter derivative instruments based on natural resources which are or may become available for trading.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar. The Fund may also purchase or sell Forward Contracts on natural resources where the Adviser expects the value of the underlying natural resources to increase or decrease between the time the contract is entered into and its maturity date.

The Fund will profit if the anticipated movements in foreign currency or natural resources prices exchange rates occur, which will increase its gross income. Where exchange rates or natural resources prices do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such Contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets in an amount equal to the value of its commitments under Forward Contracts. While these Contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES
As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index, natural resource or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.


It should also be noted that the Fund may enter into transactions into options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.


The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates or the price of precious metals or natural resources do not move in the direction or to the extent anticipated. In this regard, the foreign currency and natural resources markets may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) Borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 33 1/3% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith, are not considered a pledge of assets.

    (2) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (3) Make loans to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements; provided that the Fund may lend its portfolio securities and its metals representing not in excess of 30% of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (4) Purchase the securities of any issuer if (as to 50% of the value of its total assets) such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.

    (5) Purchase voting securities of any issuer if (as to 50% of the value of its total assets) such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (6) Invest for the purpose of exercising control or management.

    (7) Purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (8) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

    (9) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (10) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

    (11) Invest 25% or more of its total assets in the securities of any one issuer or industry (other than securities related to gold or precious metals).

As a non-fundamental policy, the Fund will not knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of the Fund's total assets (taken at market value) would be so invested.

OTHER OPERATING POLICIES
The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

The Fund may not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), except that the Fund reserves the freedom of action to hold and sell timberland and other real estate acquired as a result of the ownership of securities.

The Fund may not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser. If after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. Also the Fund will not purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company.

These operating policies are not fundamental and may be changed without shareholder approval.


4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

MARSHALL N. COHAN (born 11/14/26)
Private Investor
Address: 2524 Bedford Mews Drive, Wellington, Florida.

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery
Address: 75 Francis Street, Boston, Massachusetts

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman
Address: 21 Reid Street, Hamilton, Bermuda

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director
Address: 30 Rockefeller Plaza, Room 5600, New York, New York

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisers, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee
Address: 110 Broad Street, Boston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President
Address: One Liberty Square, Boston, Massachusetts

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio


OFFICERS


LESLIE J. NANBERG,* Vice President (born 11/4/45)
Massachusetts Financial Services Company, Senior Vice President

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President


----------
*"Interested persons" (as defined in the Investment Company Act of 1940 (the
 "Act")) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of Massachusetts Financial Services Company ("MFS") or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $1,250 per year plus $225 per meeting and $225 committee meeting attended), together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                     RETIREMENT
                                      BENEFIT                     TOTAL TRUSTEE
                                     ACCRUED AS     ESTIMATED    FEES FROM FUND
                      TRUSTEE FEES  PART OF FUND  CREDITED YEARS    AND FUND
TRUSTEE               FROM FUND(1)   EXPENSE(1)   OF SERVICE(2)    COMPLEX(3)
-----------------------------------------------------------------------------
Richard B. Bailey       $3,050        $  875           10         $247,168
A. Keith Brodkin         --0--         --0--          N/A           --0--
Marshall N. Cohan        4,175         1,670           13          149,258
Dr. Lawrence Cohn        3,725           542           18          136,508
Sir David Gibbons        3,725         1,460           13          136,508
Abby M. O'Neill          3,275           670           10          123,758
Walter E. Robb, III      4,175         1,670           13          149,258
Arnold D. Scott          --0--         --0--          N/A           --0--
Jeffrey L. Shames        --0--         --0--          N/A           --0--
J. Dale Sherratt         4,175           609           20          149,258
Ward Smith               4,175           820           13          149,258
------------
(1) For fiscal year ended November 30, 1996.
(2) Based on normal retirement age of 75.
(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $14.9 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)

                                            YEARS OF SERVICE
                        -------------------------------------------------------
  AVERAGE TRUSTEE FEES       3            5             7       10 OR MORE
-------------------------------------------------------------------------------
        $2,745             $412        $  686        $  961       $1,373
         3,115              467           779         1,090        1,557
         3,484              523           871         1,219        1,742
         3,854              578           963         1,349        1,927
         4,223              633         1,056         1,478        2,112
         4,593              689         1,148         1,607        2,296
------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of February 28, 1997, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.75% of the Fund's average daily net assets. For the Fund's fiscal years ended November 30, 1994, 1995 and 1996, the Adviser voluntarily agreed to reduce its management fee with respect to the Fund from 0.75% to 0.34%, 0.54% and 0.60%, respectively of the Fund's average daily net assets. The Adviser has voluntarily agreed to bear certain operating expenses of the Fund.

For the Fund's fiscal year ended November 30, 1996, MFS received in aggregate $192,659 after a reduction of $46,339, under its investment advisory agreement with the Fund. If MFS had not reduced its management fee, MFS would have received a management fee of $238,998, which would have been equivalent on an annual basis to 0.75% of the Fund's daily net assets. For the Fund's fiscal year end November 30, 1995, MFS received management fees under the Fund's investment advisory agreement of $170,187 after a reduction of $64,773. If MFS had not reduced its management fee, MFS would have received a management fee of $234,960, which would have been equivalent on an annual basis to 0.75% of the Fund's daily net assets. For the Fund's fiscal year ended November 30, 1994, MFS received management fees under the Fund's investment advisory agreement of $117,449 after a reduction of $143,996. If MFS had not reduced its management fee, MFS would have received a management fee of $261,445, which would have been equivalent on an annual basis to 0.75% of the Fund's daily net assets.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.


MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs.

The Advisory Agreement with the Fund will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated as of April 13, 1988 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


During the fiscal year ended November 30, 1996, MFD received sales charges of $9,525 and dealers received sales charges of $56,599 (as their concession on gross sales charges of $66,859) for selling Class A shares of the Fund; the Fund received $2,440,461 representing the aggregate net asset value of such shares.

During the fiscal year ended November 30, 1995, MFD received sales charges of $3,484 and dealers received sales charges of $27,755 (as their concession on gross sales charges of $31,239) for selling Class A shares of the Fund; the Fund received $1,644,494 representing the aggregate net asset value of such shares.

During the fiscal year ended November 30, 1994, MFD received sales charges of $7,122 and dealers received sales charges of $42,952 (as their concession on gross sales charges of $50,074) for selling Class A shares of the Fund; the Fund received $1,510,016 representing the aggregate net asset value of such shares.

During the Fund's fiscal years ended November 30, 1996, 1995 and 1994, no contingent deferred sales charges ("CDSC") were imposed on redemption of Class A shares.

CLASS B SHARES: MFD acts as agent in selling Class B shares of the Fund. The public offering price of Class B shares is their net asset value next computed after the sale.

During the fiscal years ended November 30, 1996, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $78,529, $85,060 and $79,000, respectively.


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.


The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trust's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


For the Fund's fiscal year ended November 30, 1996, total brokerage commissions of $29,304 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $6,122,732.


For the Fund's fiscal year ended November 30, 1995, total brokerage commissions of $45,688 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $11,698,084.

For the Fund's fiscal year ended November 30, 1994, total brokerage commissions of $273,545 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $101,509,468.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.


6.  SHAREHOLDER SERVICES
INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.


  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with any class of shares of other MFS Funds or MFS Fixed Fund within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares made in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent). Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent in writing or by telephone on any business day prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to the Shareholder Servicing Agent by facsimile subject to the requirements set forth above.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund for shares acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Code.;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.


7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. These requirements may limit the extent to which the Fund may invest in bullion or other metals and natural resources. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains, (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that may cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, bullion, and other metals and natural resources to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be able to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

8.  DETERMINATION OF NET ASSET VALUE;
    PERFORMANCE INFORMATION

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, Futures Contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer-supplied valuations. Gold and silver bullion held by the Fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. Portfolio securities, metals and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of the business day.

PERFORMANCE INFORMATION
The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (5% maximum for Class B shares purchased on and after January 1, 1993, but before September 1, 1993 and 4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (5.75% maximum) and/ or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS -- The performance results presented in Appendix A hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class B shares and cover the period from August 1, 1988 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of Fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Adviser, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, The Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Adviser, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.


The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.


From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.


MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  --  1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisors.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended November 30, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                    -------        ------       ----------
Class A Shares                      $  -0-         $  -0-         $  -0-
Class B Shares                      $240,096       $190,759       $ 49,337

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each series of the Trust, Class A shares and Class B shares as well as Class C shares for one of the other series and Class I shares for three other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of a particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "6assachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, assistance with tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at November 30, 1996, the Statement of Assets and Liabilities at November 30, 1996, the Statement of Operations for the year ended November 30, 1996, the Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A

                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                                   PERFORMANCE RESULTS -- CLASS B SHARES
                                           VALUE OF                 VALUE OF              VALUE OF
                                        INITIAL $10,000           CAPITAL GAIN           REINVESTED          TOTAL
             YEAR ENDED                   INVESTMENT              DISTRIBUTIONS           DIVIDENDS          VALUE
             ----------                   ----------              -------------           ---------          -----
December 31, 1988*...................       $ 9,107                   $  0                   $40            $ 9,147
December 31, 1989....................        10,470                      0                    47             10,517
December 31, 1990....................         8,035                      0                    36              8,071
December 31, 1991....................         7,792                      0                    34              7,826
December 31, 1992....................         7,873                      0                    35              7,908
December 31, 1993....................        11,558                    104                    51             11,713
December 31, 1994....................         9,512                     85                    44              9,641
December 31, 1995....................         8,944                     80                    41              9,065
December 31, 1996....................         9,237                     83                    41              9,361

----------
*For the period from the start of business, August 1, 1988 to December 31, 1988.
Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for income taxes, if any, payable by shareholders.

                            PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended November 30, 1996.

                                               AVERAGE ANNUAL TOTAL RETURNS
                                         ---------------------------------------
                                                                   10 YEAR
                                                                      OR
                                                                   LIFE OF
                                          1 YEAR     5 YEAR         FUND
Class A Shares with sales charge ......   -0.68%     3.13%(1)     -1.08%(1)
Class A Shares without sales charge ...    5.37%     4.36%(1)     -0.38%(1)
Class B Shares with CDSC ..............    0.21%     3.30%        -0.79%(1)(2)
Class B Shares without CDSC ...........    4.21%     3.65%        -0.79%(1)(2)

(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge) whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.
(2) From the initial public offering date of Class B shares on August 1, 1988.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

MFS(R)
GOLD & NATURAL
RESOURCES FUND

500 Boylston Street
Boston, MA 02116

[logo] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                                       MGN-13-4/97/525    06/206

[LOGO: MFS]                                                 Annual Report
                                                           for Year Ended
                                                        November 30, 1996


------------------------------------------------------------------------------
        MFS[Registered Mark] Gold & Natural Resources Fund
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        --------------------------------------------------------------
        America learns how "We invented the mutual fund, (see page 23)
        --------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman...................................................     1
Portfolio Manager's Overview...............................................     3
Portfolio Manager's Profile................................................     4
Performance Summary........................................................     5
Fund Facts.................................................................     7
Portfolio of Investments...................................................     8
Financial Statements.......................................................    10
Notes to Financial Statements..............................................    16
Independent Auditors' Report...............................................    21
It's Easy to Contact Us....................................................    22
The MFS Family of Funds....................................................    24
Trustees and Officers......................................................    25

HIGHLIGHTS

- DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1996, THE FUND'S CLASS A AND CLASS B SHARES ACHIEVED NET ASSET VALUE TOTAL RETURNS OF 5.37% AND 4.21%, RESPECTIVELY, VERSUS A DECLINE OF 0.8% FOR THE FINANCIAL TIMES GOLD MINES INDEX.

- THE FUND WAS ABLE TO OUTPERFORM THE INDEX IN PART BECAUSE OF ITS UNDERWEIGHTING IN AFRICA, WHICH CONTINUES TO BE PLAGUED BY HIGHER-COST MINES WHICH SUFFER NEGATIVE OPERATING LEVERAGE WHEN THE PRICE OF GOLD IS WEAK.

- THE ECONOMIC ENVIRONMENT OF MODERATE INFLATION AND HIGH REAL (ADJUSTED FOR INFLATION) INTEREST RATES HAS CONTINUED TO PUSH DOWN GOLD PRICES, WHICH FELL FROM OVER $400 AN OUNCE IN JANUARY 1996 TO $371.90 BY THE END OF NOVEMBER 1996.

- THE FUND BENEFITED FROM ITS HOLDINGS IN NORTH AMERICA, WHERE THERE WERE EXCITING NEW DISCOVERIES OF MINES AND EXPANSIONS OF EXISTING MINES. WE BELIEVE THIS WILL SUPPORT INCREASED FUTURE LOW-COST PRODUCTION.

LETTER FROM THE CHAIRMAN



                              Dear Shareholders:

                              The U.S. economy appears to have settled into a
   [PICTURE OF                pattern of moderate growth and inflation -- two
 A. KEITH BRODKIN]            factors that we think can be important
                              contributors to a favorable long-term investment climate. During the first quarter of 1996, real
                              (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0%
pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets through much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.
     We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.
     Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful.

Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.
     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

PORTFOLIO MANAGER'S OVERVIEW





                              Dear Shareholders:
                              During the fiscal year ended November 30, 1996,
   [Picture of                the Fund's Class A and Class B shares achieved
Constantinos Mokas]           total returns of 5.37% and 4.21%, respectively
                              (including the reinvestment of distributions but excluding the effects of any sales charges), as compared to a return of -0.8% for the Financial
                              Times Gold Mines Index (the Index), an unmanaged index designed to reflect the performance in international markets of shares of companies engaged primarily in gold mining.
     During the 12 months ended November 30, 1996, the Fund significantly outperformed the price of gold, which fell 4.1%, as well as the Index, although the Fund and the Index were impacted by dramatically divergent country performance. Specifically, the North American component of the Index increased by 3.5%, whereas Africa and Australia declined by 7.0% and 9.7%, respectively. The Fund outperformed the Index due to its underweightings in both Australia and Africa. Africa continues to be plagued by higher-cost mines which suffer negative operating leverage when the price of gold is weak. The strength in North America was driven by exciting discoveries of new mines and expansions of existing mines, which we believe will support increased future low-cost production. The Fund's performance was also aided by a 10% exposure to nonprecious metals, mainly titanium, which significantly outperformed the Index.

     After increasing more than 4% in January 1996, and piercing the $400 an ounce barrier, the price of gold has fallen to $371.90 as of the Fund's fiscal year-end. The economic environment of moderate inflation and high real (adjusted for inflation) interest rates has continued to put negative pressure on gold prices. Heavy forward selling by producers and selling by central banks have also negatively impacted gold prices. We believe, however, the seasonal pickup in gold prices should provide some price support. At current prices, less selling by producers can be expected, while there is less adjusting left for central banks in preparation for European economic unification. Reflecting this outlook, the Fund is primarily invested in precious-metals-related securities, but will likely maintain its 10% exposure to other metals.

Respectfully,

/s/ Constantinos Mokas

Constantinos Mokas
Portfolio Manager

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PROFILE

CONSTANTINOS MOKAS IS VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES (MFS) AND PORTFOLIO MANAGER OF MFS GOLD & NATURAL RESOURCES FUND. HE JOINED MFS IN 1990 AS AN INDUSTRY SPECIALIST AND HAS COVERED THE COMPUTER HARDWARE, MONEY CENTER AND REGIONAL BANK, SAVINGS AND LOAN, AND METALS INDUSTRIES. HE WAS NAMED ASSISTANT VICE PRESIDENT IN JANUARY 1994, PORTFOLIO MANAGER OF MFS GOLD & NATURAL RESOURCES FUND IN DECEMBER 1994, AND VICE PRESIDENT IN 1996. MR. MOKAS IS A GRADUATE OF DARTMOUTH COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Gold & Natural Resources Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charges (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class A shares will be greater or less than the line shown, based on differences in loads and fees.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1988 to November 30, 1996)

                                    [GRAPH]

                                                                         Life of
      AVERAGE ANNUAL TOTAL RETURNS         1 Year    3 Years   5 Years    Fund+
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  A) including 5.75% sales charge          - 0.68%   - 5.04%   + 3.13%   - 1.08%
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  A)
  at net asset value                       + 5.37%   - 3.14%   + 4.36%   - 0.38%
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  B)
  with CDSC                                + 0.21%   - 5.16%   + 3.30%   - 0.79%
--------------------------------------------------------------------------------
MFS Gold & Natural Resources Fund (Class
  B)
  without CDSC                             + 4.21%   - 4.20%   + 3.65%   - 0.79%
--------------------------------------------------------------------------------
Financial Times Gold Mines+++              -  0.8%     N/A       N/A       N/A
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**    +27.76%   +20.88%   +18.15%   +15.16%++
--------------------------------------------------------------------------------
Consumer Price Index*                      + 3.42%   + 2.89%   + 2.88%   + 3.70%++
--------------------------------------------------------------------------------

  * The Consumer Price Index is a popular measure of change in prices.
 ** Source: Lipper Analytical Services.
  + For the period from the commencement of investment operations, August 1,
    1988 to November 30, 1996.
 ++ Benchmark comparisons begin on August 1, 1988.
+++ Commencement of index is January 1, 1994.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results including the contingent deferred sales charge (CDSC) reflect the CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class B share performance, which is included within the Class A share performance, with the 5.75% sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

    TAX FORM SUMMARY

    IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

LARGEST SECTORS

[PIE CHART]

Bonds       4.2%

Cash        1.1%

Other       1.4%

Stocks     93.3%

-------------------------------------------------------------------------------

FUND FACTS
STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE
                         LONG-TERM APPRECIATION AND PRESERVATION OF
                         CAPITAL.
COMMENCEMENT OF
INVESTMENT
OPERATIONS:              AUGUST 1, 1988

SIZE:                    $28.6 MILLION NET ASSETS AS OF NOVEMBER 30, 1996


--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1996

TOP TEN HOLDINGS

NEWMONT MINING CORP.                TRIZEC HAHN CORP.
 U.S. gold mining and refining       Diversified Canadian commercial
 company                             property company

ERUO NEVADA MINING CORP. LTD.       BARRICK GOLD CORP.
 Canadian gold mining company        Canadian gold mining company

PLACER DOME, INC.                   FREEPORT-MCMORAN COPPER & GOLD, INC.
 Canadian precious metals mining     U.S. precious metals mining company
 company

TVX GOLD, INC.                      BRE-X MINERALS LTD.
 Canadian precious metals mining     Canadian gold mining company
 company

WESTERN AREAS GOLD MINING LTD.      CENTURY ALUMINUM CO.
 South African gold and uranium      U.S. producer of sheet and plate
 mining  company                     aluminum


PORTFOLIO OF INVESTMENTS - November 30, 1996


Common Stocks - 93.3%

----------------------------------------------------------------------------------------
Issuer                                                           Shares            Value
----------------------------------------------------------------------------------------
Metals and Minerals - 15.2%
  Canada - 4.1%
    Bre-X Minerals Ltd.                                          75,000     $  1,160,156
----------------------------------------------------------------------------------------
  U.S. - 11.1%
    Century Aluminum Co.                                         74,800     $  1,159,400
    Oregon Metallurgical Corp.                                   16,500          585,750
    RMI Titanium Co.                                             25,000          581,250
    Titanium Metals Corp.                                        25,000          837,500
                                                                            ------------
                                                                            $  3,163,900
----------------------------------------------------------------------------------------
Total Metals and Minerals                                                   $  4,324,056
----------------------------------------------------------------------------------------
Precious Metals and Minerals - 78.1%
  Australia - 5.1%
    Newcrest Mining                                             150,000     $    550,260
    Niugini Mining Ltd.+                                        100,000          264,940
    Normandy Mining Limited                                     471,000          633,532
                                                                            ------------
                                                                            $  1,448,732
----------------------------------------------------------------------------------------
  Canada - 28.4%
    Agnico-Eagle Mines Ltd.                                      70,000     $    962,500
    Barrick Gold Corp.                                           40,000        1,200,000
    Euro Nevada Mining Corp. Ltd.                                70,000        1,927,296
    Kinross Gold Corp.                                           50,000          350,000
    Placer Dome, Inc.                                            75,000        1,771,875
    Southern Africa Minerals Corp.+                             400,000          266,805
    Triton Mining Corp.#                                         17,500           64,848
    TVX Gold, Inc.+                                             225,000        1,575,000
                                                                            ------------
                                                                            $  8,118,324
----------------------------------------------------------------------------------------
  South Africa - 19.5%
    Ashanti Goldfields Co.#                                      32,500     $    467,188
    Driefontein Consolidated, ADR                                45,000          517,500
    Free State Consolidated Gold Mines Ltd., ADR                 90,000          669,375
    Hartebeestfontein Gold Mining Co. Ltd., ADR                 185,000          439,375
    Kloof Gold Mining Ltd., ADR                                  60,000          495,000
    Rustenburg Platinum Holdings Ltd., ADR                       15,799          223,161
    Vaal Reefs Exploration & Mining Co. Ltd., ADR               100,000          693,750
    Western Areas Gold Mining Ltd., ADR                         101,673        1,436,131
    Western Deep Levels Ltd., ADR                                20,000          617,500
                                                                            ------------
                                                                            $  5,558,980
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                      Issuer                               Shares              Value
----------------------------------------------------------------------------------------
  U.S. - 25.1%
    Amax Gold, Inc.+                                             80,000     $    480,000
    Battle Mountain Gold Co.                                    120,000          870,000
    Freeport - McMoRan Copper & Gold, Inc.                       40,000        1,195,000
    Homestake Mining Co.                                         40,000          605,000
    Newmont Mining Corp.                                         55,000        2,633,125
    Santa Fe Pacific Gold Co.                                    60,000          690,000
    Stillwater Mining Co.+                                       40,000          700,000
                                                                            ------------
                                                                            $  7,173,125
----------------------------------------------------------------------------------------
Total Precious Metals and Minerals                                          $ 22,299,161
----------------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $26,782,609)                          $ 26,623,217
                                                       Principal Amount
Bonds - 4.2%                                              (000 Omitted)
----------------------------------------------------------------------------------------

   Horsham Corp.# (Identified Cost, $1,253,500)       $           1,150     $  1,201,750

Short-Term Obligations - 1.1%
----------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due
      12/02/96, at Amortized Cost                     $             320     $    319,949
----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $28,356,058)                            $ 28,144,916

Other Assets, Less Liabilities - 1.4%                                            408,959
----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                         $ 28,553,875
----------------------------------------------------------------------------------------

 +Non-income producing security.
 #SEC Rule 144A restriction.
 See notes to financial statements

FINANCIAL STATEMENTS



Statement of Assets and Liabilities

--------------------------------------------------------------------------------
November 30, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $28,356,058)               $28,144,916
  Cash                                                                     5,021
  Receivable for investments sold                                        982,051
  Receivable for Fund shares sold                                         12,640
  Dividends and interest receivable                                       20,117
  Receivable from investment adviser                                      46,339
  Other assets                                                               287
                                                                     -----------
      Total assets                                                   $29,211,371
                                                                     -----------
Liabilities:
  Payable for investments purchased                                  $   304,296
  Payable for Fund shares reacquired                                     236,680
  Payable to affiliates -
    Management fee                                                         1,784
    Shareholder servicing agent fee                                          478
    Distribution fee                                                      10,749
  Accrued expenses and other liabilities                                 103,509
                                                                     -----------
      Total liabilities                                              $   657,496
                                                                     -----------
Net assets                                                           $28,553,875
                                                                     -----------
Net assets consist of:
  Paid-in capital                                                    $32,089,045
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                     (211,254)
  Accumulated net realized loss on investments and
    foreign currency transactions                                     (3,285,756)
  Accumulated net investment loss                                        (38,160)
                                                                     -----------
      Total                                                          $28,553,875
                                                                     ===========
Shares of beneficial interest outstanding                              4,972,224
                                                                     ===========
Class A shares:
  Net asset value per share
    (net assets of $7,862,846 / 1,334,367 shares of beneficial
      interest outstanding)                                             $5.89
                                                                        -----
  Offering price per share (100 / 94.25)                                $6.25
                                                                        -----
Class B shares:
  Net asset value and offering price per share
    (net assets of $20,691,029 / 3,637,857 shares of beneficial
      interest outstanding)                                             $5.69
                                                                        -----

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
                    Year Ended November 30, 1996
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $  352,230
    Interest                                                             117,986
                                                                      ----------
      Total investment income                                         $  470,216
                                                                      ----------
  Expenses -
    Management fee                                                    $  238,998
    Trustees' compensation                                                38,385
    Shareholder servicing agent fee (Class A)                             11,785
    Shareholder servicing agent fee (Class B)                             52,822
    Distribution and service fee (Class B)                               240,096
    Custodian fee                                                         32,763
    Auditing fees                                                         32,095
    Printing                                                              22,178
    Postage                                                               14,202
    Legal fees                                                             4,449
    Miscellaneous                                                         73,722
                                                                      ----------
      Total expenses                                                  $  761,495
    Reduction of expenses by investment adviser                          (46,339)
    Fees paid indirectly                                                  (2,677)
                                                                      ----------
      Net expenses                                                    $  712,479
                                                                      ----------
        Net investment loss                                           $ (242,263)
                                                                      ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $ (506,076)
    Foreign currency transactions                                            154
                                                                      ----------
      Net realized loss on investments and foreign currency
        transactions                                                  $ (505,922)
                                                                      ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $1,511,308
    Translation of assets and liabilities in foreign currencies             (106)
                                                                      ----------
      Net unrealized gain on investments                              $1,511,202
                                                                      ----------
        Net realized and unrealized gain on investments and foreign
          currency                                                    $1,005,280
                                                                      ----------
          Increase in net assets from operations                      $  763,017
                                                                      ==========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------
Year Ended November 30,                                        1996           1995
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                 $    (242,263)  $   (196,281)
  Net realized loss on investments and foreign
    currency transactions                                  (505,922)    (1,624,411)
  Net unrealized gain on investments and foreign
    currency translation                                  1,511,202        417,929
                                                      -------------   ------------
    Increase (decrease) in net assets from
      operations                                      $     763,017   $ (1,402,763)
                                                      -------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                    $  85,440,451   $ 70,516,741
  Cost of shares reacquired                             (85,185,039)   (73,995,431)
                                                      -------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                              $     255,412   $ (3,478,690)
                                                      -------------   ------------
      Total increase (decrease) in net assets         $   1,018,429   $ (4,881,453)
Net assets:
  At beginning of period                                 27,535,446     32,416,899
                                                      -------------   ------------
  At end of period (including accumulated net
    investment loss of $38,160 and $29,466,
    respectively)                                     $  28,553,875   $ 27,535,446
                                                      =============   ============

See notes to financial statements

Financial Highlights
---------------------------------------------------------------------------------
Year Ended November 30,               1996        1995         1994         1993*
---------------------------------------------------------------------------------
                                          Class A
---------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $ 5.59     $   5.76     $    6.54     $  5.55
                                     ------     --------     ---------     -------
Income from investment
  operations## -
  Net investment income (loss)sec.   $ --       $   0.01     $    0.01     $  0.01
  Net realized and unrealized gain
    (loss) on investments              0.30        (0.18)        (0.73)       0.98
                                     ------     --------     ---------     -------
      Total from investment
        operations                   $ 0.30     $  (0.17)    $   (0.72)    $  0.99
                                     ------     --------     ---------     -------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments                      $ --       $  --        $   (0.05)    $ --
  Tax return of capital                --          --            (0.01)      --
                                     ------     --------     ---------     -------
      Total distributions declared
        to shareholders              $ --       $  --        $   (0.06)    $ --
                                     ------     --------     ---------     -------
Net asset value - end of period      $ 5.89     $   5.59     $    5.76     $  6.54
                                     ------     --------     ---------     -------
Total return#                          5.37%      (2.95)%      (11.14)%      17.84%++
Ratios (to average net assets)/
  Supplemental datasec.:
  Expenses                            1.44%        1.43%         1.42%       1.43%+
  Net investment income (loss)       (0.03)%       0.16%         0.14%       0.61%+
Portfolio turnover                      26%          33%          142%        188%
Average commission rate###           $0.0362       --           --           --
Net assets at end of period (000
  omitted)                           $7,863     $  6,328     $   3,695     $ 1,117
   * For the period from the commencement of offering of Class A shares,
     September 7, 1993, to November 30, 1993.
   + Annualized.
  ++ Not annualized.
   # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ## Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
sec. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and ratios would have been:
     Net investment loss                  $(0.01)     $   --      $(0.02)     $   --
     Ratios (to average net assets):
                                            1.59%       1.63%       1.84%       1.93%+
       Expenses
                                           (0.18)%     (0.04)%     (0.27)%      0.11%+
       Net investment income (loss)

See notes to financial statements

Financial Highlights -- continued
---------------------------------------------------------------------------------
Year Ended November 30,                     1996       1995       1994       1993
---------------------------------------------------------------------------------
                                         Class B
---------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $   5.46   $   5.68   $   6.53   $   4.67
                                          --------   --------   --------   --------
Income from investment operations## -
  Net investment income losssec.          $  (0.06)  $  (0.04)  $  (0.06)  $  (0.02)
  Net realized and unrealized gain
    (loss) on investments                     0.29      (0.18)     (0.73)      1.88
                                          --------   --------   --------   --------
      Total from investment operations    $   0.23   $  (0.22)  $  (0.79)  $   1.86
                                          --------   --------   --------   --------
Less distributions declared to
  shareholders -
  From net realized gain on investments   $  --      $  --      $  (0.05)  $  --
  Tax return of capital                      --         --         (0.01)     --
                                          --------   --------   --------   --------
    Total distributions declared to
      shareholders                        $  --      $  --      $  (0.06)  $  --
                                          --------   --------   --------   --------
Net asset value - end of period           $   5.69   $   5.46   $   5.68   $   6.53
                                          --------   --------   --------   --------
Total return#                                 4.21%     (3.87)%   (12.24)%    39.83%
Ratios (to average net assets)/
  Supplemental datasec.:
  Expenses                                    2.52%      2.50%      2.49%      2.66%
  Net investment income loss                 (1.02)%    (0.79)%    (0.83)%    (0.38)%
Portfolio turnover                              26%        33%       142%       188%
Average commission rate###                $ 0.0362      --         --         --
Net assets at end of period (000
  omitted)                                $ 20,691   $ 21,207   $ 28,722   $ 24,861

   * For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988
   + Annualized.
   # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ## Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 30, 1995.
sec. The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income (loss) per share and ratios would have been:

Net investment income (loss)              $ (0.07)   $ (0.05)   $ (0.09)   $ (0.04)
Ratios (to average net assets):
  Expenses                                   2.67%      2.71%      2.91%      3.15%
  Net investment income (loss)              (1.17)%    (1.00)%    (1.25)%    (0.87)%


See notes to financial statements

Financial Highlights -- continued
----------------------------------------------------------------------------------
Year Ended November 30,           1992       1991       1990       1989      1988*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value - beginning
  of period                    $   4.80   $   4.68   $   6.56   $   5.88   $   6.16
                               --------   --------   --------   --------   --------
Income from investment
  operations## -
  Net investment income
    (loss)                     $  (0.14)  $  (0.11)  $  (0.07)  $  (0.04)  $   0.03
  Net realized and unrealized
    gain (loss) on
    investments                    0.01       0.23      (1.81)      0.75      (0.31)
                               --------   --------   --------   --------   --------
      Total from investment
        operations             $  (0.13)  $   0.12   $  (1.88)  $   0.71   $  (0.28)
                               --------   --------   --------   --------   --------
Less distributions declared
  to shareholders -
  From net realized gain on
    investments                $  --      $  --      $  --      $  (0.03)  $  --
                               --------   --------   --------   --------   --------
Net asset value - end of
  period                       $   4.67   $   4.80   $   4.68   $   6.56   $   5.88
                               --------   --------   --------   --------   --------
Total return#                    (2.71)%      2.56%    (28.66)%    12.06%    (13.71)%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses                        4.09%       4.11%      3.88%      3.67%      3.00%+
  Net investment income
    (loss)                       (2.39)%     (2.19)%    (2.04)%    (1.15)%    (0.94)%+
Portfolio turnover                 189%        135%       114%        92%        12%
Net assets at end of period
  (000 omitted)                $ 6,432    $  7,056   $  7,207   $  4,795   $  1,778

    * For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988
    + Annualized.
    # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   ## Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS Gold & Natural Resources Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilites initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $233,569 was reclassified from accumulated net realized loss on investments and paid-in-capital to undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,267,652, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2004 ($542,579), November 30, 2003 ($1,781,104) and November 30, 2002 ($943,969).

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,110 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,525 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of the 0.25% per annum service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,687 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $78,529 for Class B shares.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations aggregated $8,591,248 and $7,650,706, respectively.


The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


Aggregate cost                                                        $28,356,058
                                                                      -----------
Gross unrealized appreciation                                         $ 3,872,639
Gross unrealized depreciation                                          (4,083,781)
                                                                      -----------
    Net unrealized depreciation                                       $  (211,142)
                                                                      -----------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                Year Ended November 30,       Year Ended November 30,
                                         1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
    -------------------------------------------------------------------------------
Shares sold                    6,360,113     $ 41,515,582    5,439,951     $ 31,316,326
Shares reacquired             (6,157,121)     (39,875,887)  (4,950,704)     (28,287,454)
                               ---------      -----------    ---------      -----------
    Net increase                 202,992     $  1,639,695      489,247     $  3,028,872
                               ---------      -----------    ---------      -----------

Class B Shares

                                  Year Ended November 30,       Year Ended November 30,
                                                     1996                          1995
                              ---------------------------   ---------------------------
                                Shares          Amount        Shares          Amount
    -------------------------------------------------------------------------------
Shares sold                    7,018,689     $ 43,924,869    7,007,971     $ 39,200,415
Shares reacquired             (7,267,186)     (45,309,152)  (8,180,833)     (45,707,977)
                               ---------      -----------    ---------      -----------
    Net decrease                (248,497)    $ (1,384,283)  (1,172,862)    $ (6,507,562)
                               ---------      -----------    ---------      -----------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $303.

(7) Restricted Security

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996, the Fund owned the following restricted security (constituting 5.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers, or, if not available, in good faith by or at the direction of the Trustees.

                               Date of
     Description             Acquisition         Shares          Cost          Value
--------------------------------------------------------------------------------------
TVX Gold, Inc.                6/28/93            225,000     $1,642,657     $1,575,000
                                                                            ----------

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Gold & Natural Resources Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Gold & Natural Resources Fund (a separate series of MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the nine-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Gold & Natural Resources Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997








     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

IT'S EASY TO CONTACT US

[LOGO: PHONE HANDLE]  MFS AUTOMATED INFORMATION

                      ACCOUNT INFORMATION
                      Call 1-800-MFS-TALK (1-800-637-8255)
                      anytime.

                      INVESTMENT OUTLOOK:
                      Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[LOGO: QUESTION MARK] MFS PERSONAL SERVICE

                      ACCOUNT SERVICE/LITERATURE:
                      Call 1-800-225-2606 any business day
                      from 8 a.m. to 8 p.m. Eastern time.

                      PRODUCT INFORMATION:
                      Call 1-800-637-2929 any business day
                      from 9 a.m. to 5 p.m. Eastern time.

                      IRA SERVICE:
                      Call 1-800-637-1255 any business day
                      from 9 a.m. to 5 p.m. Eastern time.

                      SERVICE FOR THE HEARING-IMPAIRED:
                      Call 1-800-637-6576 any business day
                      from 9 a.m. to 5 p.m. Eastern time (TDD required).

[LOGO: ENVELOPE]      MFS ADDRESSES

                      MFS Service Center, Inc.
                      P.O. Box 2281
                      Boston, MA 02107-9906


                      WORLD WIDE WEB
                      www.mfs.com

ADS ILLUSTRATE MFS' UNPARALLELED EXPERIENCE




                        [LOGO: MERCURY GEMINI APOLLO MFS]


MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

As MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds[Registered Trademark] will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.


(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

THE MFS FAMILY OF FUNDS[REGISTERED TRADEMARK]
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.


STOCK
--------------------------------------------------------------------------------
Massachusetts Investors Trust Massachusetts Investors Growth Stock Fund MFS[Registered Trademark] Capital Growth Fund MFS[Registered Trademark] Emerging Growth Fund MFS[Registered Trademark] Gold & Natural Resources Fund MFS[Registered Trademark] Growth Opportunities Fund MFS[Registered Trademark] Managed Sectors Fund MFS[Registered Trademark] OTC Fund MFS[Registered Trademark] Research Growth & Income Fund MFS[Registered Trademark] Research Fund MFS[Registered Trademark] Value Fund

STOCK AND BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Total Return Fund
MFS[Registered Trademark] Utilities Fund

BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Bond Fund MFS[Registered Trademark] Government Mortgage Fund MFS[Registered Trademark] Government Securities Fund MFS[Registered Trademark] High Income Fund MFS[Registered Trademark] Intermediate Income Fund MFS[Registration Mark] Strategic Income Fund

LIMITED MATURITY BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Government Limited Maturity Fund
MFS[Registered Trademark] Limited Maturity Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund

WORLD
--------------------------------------------------------------------------------
MFS[Registered Trademark]/Foreign & Colonial Emerging Markets Equity Fund MFS[Registered Trademark]/Foreign & Colonial International Growth Fund MFS[Registered Trademark]/Foreign & Colonial International Growth and Income Fund MFS[Registered Trademark] World Asset Allocation Fundsm MFS[Registered Trademark] World Equity Fund MFS[Registered Trademark] World Governments Fund MFS[Registration Mark] World Growth Fund MFS[Registered Trademark] World Total Return Fund

NATIONAL TAX-FREE BOND
--------------------------------------------------------------------------------
MFS[Registered Trademark] Municipal Bond Fund
MFS[Registered Trademark] Municipal High Income Fund
MFS[Registered Trademark] Municipal Income Fund

STATE TAX-FREE BOND
--------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina,
Tennessee, Virginia, West Virginia

MONEY MARKET
--------------------------------------------------------------------------------
MFS[Registered Trademark] Cash Reserve Fund
MFS[Registered Trademark] Government Money Market Fund
MFS[Registered Trademark] Money Market Fund

MFS GOLD & NATURAL RESOURCES FUND

TRUSTEES

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

lawrence H. cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'neill - Private Investor;
Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Service Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Constantinos Mokas*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte and Touche LLP

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

[LOGO: DALBAR #1] For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey. Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

  MFS(R) GOLD &                           LOGO
  NATURAL RESOURCES                                                                                      ----------------------
  FUND                                                                                                   BULK RATE
  500 Boylston Street                                                                                    U.S. POSTAGE
  Boston, MA 02116                                                                                       PAID
  LOGO                                                                                                   PERMIT #55638
                                                                                                         BOSTON, MA
                                                                                                         ----------------------

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                       MGN-2 1/97 9.5M 06/206

                          MFS INTERMEDIATE INCOME FUND

                 SUPPLEMENT TO THE APRIL 1, 1997 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED APRIL 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES:                                        CLASS I
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price).........................  None
   Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable).. None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees......................................................  0.76%
   Rule 12b-1 Fees......................................................  None
   Other Expenses(1)(2).................................................  0.39%
                                                                          -----
   Total Operating Expenses.............................................  1.15%

(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended November 30, 1996.

(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

            PERIOD                                               CLASS I

            1 year........................................          $12
            3 years.......................................           37

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Three classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares and Class B shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares and Class B shares because expenses attributable to Class A shares and Class B shares generally will be higher.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 1, 1997

                                         PROSPECTUS
MFS(R) INTERMEDIATE                      April 1, 1997
INCOME FUND                              Class A Shares of Beneficial Interest
(A member of the MFS Family of Funds(R)) Class B Shares of Beneficial Interest
------------------------------------------------------------------------------
                                                                         Page

1. Expense Summary ...................................................      2
2. The Fund ..........................................................      3
3. Condensed Financial Information ...................................      4
4. Investment Objective and Policies .................................      6
5. Investment Techniques .............................................      7
6. Additional Risk Factors ...........................................     12
7. Management of the Fund ............................................     16
8. Information Concerning Shares of the Fund .........................     17
      Purchases ......................................................     17
      Exchanges ......................................................     22
      Redemptions and Repurchases ....................................     23
      Distribution Plan ..............................................     25
      Distributions ..................................................     27
      Tax Status .....................................................     27
      Net Asset Value ................................................     28
      Description of Shares, Voting Rights and Liabilities ...........     28
      Performance Information ........................................     28
9. Shareholder Services ..............................................     29
   Appendix A ........................................................     32
   Appendix B ........................................................     35
   Appendix C ........................................................     36
   Appendix D ........................................................     39

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS INTERMEDIATE INCOME FUND
500 Boylston Street, Boston, Massachusetts 02116      (617) 954-5000

This Prospectus pertains to MFS Intermediate Income Fund (the "Fund"), a non-diversified series of MFS Series Trust II (the "Trust"), an open-end management investment company consisting of four series. The Fund's investment objective is to preserve capital and provide high current income. BECAUSE OF THE FUND'S POLICY OF INVESTING TO A SIGNIFICANT EXTENT IN FOREIGN SECURITIES, INVESTMENTS IN THIS FUND MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES (see "Investment Objective and Policies"). The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases"). The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.

This Prospectus sets forth concisely the information concerning the Trust and Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Fund, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated April 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Fund. The SAI is incorporated into this Prospectus by reference. See page 31 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                                                  CLASS A           CLASS B
                                                                                   -------           -------
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares (as a
      percentage of offering price) ........................................         4.75%            0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original
      purchase price or redemption proceeds, as applicable) ................     See Below(1)         4.00%


ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ........................................................         0.76%            0.76%
    Rule 12b-1 Fees ........................................................         0.00%(2)         1.00%(3)
    Other Expenses(4) ......................................................         0.39%            0.39%
                                                                                     ----             ----
    Total Operating Expenses ...............................................         1.15%            2.15%


------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see
    "Information Concerning Shares of the Fund -- Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment
    Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Payment of the
    0.25% per annum Class A service fee will commence on the date that net assets attributable to Class A shares first equal or exceed $40 million. (See "Information Concerning Shares of the Fund -- Distribution
    Plan" below).
(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00%
    per annum of the average daily net assets attributable to Class B shares. Distribution expenses paid under the Distribution Plan, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see
    "Information Concerning Shares of the Fund -- Distribution Plan" below).
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the
    Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             EXAMPLE OF EXPENSES
                             -------------------
An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                          CLASS A                 CLASS B
------                          -------              -------------
                                                                  (1)
 1 year .....................    $ 59             $ 62           $ 22
 3 years ....................      82               97             67
 5 years ....................     108              135            115
10 years ....................     181              223(2)         223(2)


------------
(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan".

    THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND
The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 30, 1986. The Trust presently consists of four series of shares, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC in the case of purchases of $1 million or more and certain purchases by retirement plans) and are subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. A majority of the Trustees are not affiliated with the Adviser. The selection of investments and the way they are managed depend on the conditions and trends in the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                                                 FINANCIAL HIGHLIGHTS
                                                    Class A Shares
----------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                        1996           1995           1994          1993*
----------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..............        $ 8.59         $ 7.96         $ 8.94          $ 9.11
                                                            ------         ------         ------          ------
Income from investment operations# -
  Net investment income ............................        $ 0.55         $ 0.57         $ 0.59          $ 0.11
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...         (0.01)          0.61          (0.95)          (0.17)
                                                            ------         ------         ------          ------
    Total from investment operations ...............        $ 0.54         $ 1.18         $(0.36)         $(0.06)
                                                            ------         ------         ------          ------
Less distributions declared to shareholders -
  From net investment income(++) ...................        $(0.56)        $(0.55)        $ --            $(0.09)
  From net realized gain on investments and foreign
   currency transactions ...........................          --             --             --             (0.02)
  Tax return of capital ............................          --             --            (0.62)           --
                                                            ------         ------         ------          ------
    Total distributions declared to shareholders ...        $(0.56)        $(0.55)        $(0.62)         $(0.11)
                                                            ------         ------         ------          ------
Net asset value - end of period ....................        $ 8.57         $ 8.59         $ 7.96          $ 8.94
                                                            ======         ======         ======          ======
Total return(+) ....................................         6.61%         15.40%        (4.27)%         (0.66)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .......................................         1.17%          1.14%          1.18%           1.22%+
  Net investment income ............................         6.58%          6.81%          7.10%           6.43%+
PORTFOLIO TURNOVER .................................          288%           275%           211%            376%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........       $21,291        $12,659         $3,432            $258


----------
   *For the period from the commencement of offering of Class A shares, September 7, 1993 to November 30, 1993.
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++)The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30, 1996.

                                          FINANCIAL HIGHLIGHTS -- CONTINUED
                                                    Class B Shares
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                     1996           1995           1994           1993           1992
----------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..............      $ 8.58         $ 7.96         $ 8.93         $ 8.88         $ 9.31
                                                          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income ............................      $ 0.46         $ 0.48         $ 0.47         $ 0.47         $ 0.62
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...       (0.01)          0.61          (0.92)          0.26          (0.26)
                                                          ------         ------         ------         ------         ------
    Total from investment operations ...............      $ 0.45         $ 1.09         $(0.45)        $ 0.73         $ 0.36
                                                          ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income(++) ...................      $(0.46)        $(0.47)        $ --           $(0.45)        $(0.57)
  From net realized gain on investments and foreign
   currency transactions ...........................        --             --             --            (0.16)         (0.15)
  From paid-in capital .............................        --             --             --             --            (0.07)
  Tax return of capital ............................        --             --            (0.52)         (0.07)          --
                                                          ------         ------         ------         ------         ------
    Total distributions declared to shareholders ...      $(0.46)        $(0.47)        $(0.52)        $(0.68)        $(0.79)
                                                          ------         ------         ------         ------         ------
Net asset value - end of period ....................      $ 8.57         $ 8.58         $ 7.96         $ 8.93         $ 8.88
                                                          ======         ======         ======         ======         ======
Total return .......................................       5.52%         14.12%        (5.24)%          8.42%          3.93%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .......................................       2.24%          2.23%          2.22%          2.15%          2.20%
  Net investment income ............................       5.47%          5.79%          5.60%          5.19%          6.70%
PORTFOLIO TURNOVER .................................        288%           275%           211%           376%           372%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........    $171,148       $232,312       $292,619       $466,955       $347,588

----------
   #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30,
    1996.

                                          FINANCIAL HIGHLIGHTS -- CONTINUED
                                                    Class B Shares
----------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                     1991           1990          1989        1988**
----------------------------------------------------------------------------------------------------------------
                                                         CLASS B
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period ..............      $ 9.23         $ 9.50        $ 9.77        $ 9.47
                                                          ------         ------        ------        ------
Income from investment operations -
  Net investment income ............................      $ 0.58         $ 0.59        $ 0.68        $ 0.35
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...        0.32          (0.02)        (0.08)         0.10
                                                          ------         ------        ------        ------
    Total from investment operations ...............      $ 0.90         $ 0.57        $ 0.60        $ 0.45
                                                          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income .......................      $(0.56)        $(0.45)       $(0.85)       $(0.12)
  From net realized gain on investments and foreign
   currency transactions ...........................       (0.14)        --             (0.02)        (0.03)
  From paid-in capital .............................       (0.12)         (0.39)       --            --
                                                          ------         ------        ------        ------
    Total distributions declared to shareholders ...      $(0.82)        $(0.84)       $(0.87)       $(0.15)
                                                           -----          -----         -----         -----
Net asset value - end of period ....................      $ 9.31         $ 9.23        $ 9.50        $ 9.77
                                                          ======         ======        ======        ======
Total return .......................................      10.30%          6.59%         6.60%        14.21%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .........................................       2.24%          2.33%         2.47%         2.79%+
  Net investment income ............................       6.65%          6.80%         7.13%        17.14%+
PORTFOLIO TURNOVER .................................        603%           579%          433%          120%
NET ASSETS AT END OF PERIOD (000 OMITTED) ..........    $196,753       $126,245       $75,039       $30,858
----------
 **For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988.
  +Annualized.

4.  INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE -- The Fund seeks to preserve capital and provide high current income.

INVESTMENT POLICIES -- The Fund seeks to achieve its objective by investing in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and in obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities ("Foreign Government Securities"). Under normal market conditions, at least 65% of the Fund's total assets will be invested in income producing securities. The Fund's average weighted portfolio maturity, under normal market conditions, will not be less than three years. The Fund intends to maintain an average weighted portfolio maturity of approximately seven years or less and will invest substantially all of its assets in securities with remaining maturities less than or equal to 10 years. The Adviser believes that this strategy will enable the Fund to preserve capital while seeking high current income.

For purposes of the foregoing investment policy, securities having a certain maturity will be deemed to include securities with an equivalent "duration" of such securities. "Duration" is a commonly used measure of the longevity of a debt instrument that takes into account the full stream of payments received on a debt instrument, including both interest and principal payments, based on their present values. A debt instrument's duration is derived by discounting principal and interest payments to their present value using the instrument's current yield to maturity and taking the dollar-weighted average time until those payments will be received. Contractual rights to dispose of a security, call options and prepayment assumptions may be considered in calculating duration and average maturity because such rights limit the period during which the Fund bears a market risk with respect to the security.

U.S. Government Securities generally do not involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from other fixed income securities. Like other interest bearing securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Shorter-term U.S. and Foreign Government Securities generally are more stable and less susceptible to principal loss than longer-term securities.


The Fund may invest up to 50% of its total assets in Foreign Government Securities of issuers considered stable by the Adviser, 10% of which may be invested in securities of government, government-related, and supranational issuers located, or primarily conducting their business, in emerging markets (see "Investment Techniques -- Emerging Market Securities" below). Although the percentage of the Fund's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the state of the economies of the principal countries around the world, the interest rate climate of such countries, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund's portfolio is expected to be globally invested. In general, such securities will be rated using Lehman Brothers Sovereign Credit Ratings which reflect BBB or better status by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated will be determined by the Adviser to be comparable credit quality. Fifty percent (50%) of the emerging market securities in which the Fund may invest (equal to 5% of the Fund's assets) may be invested in securities rated BB or lower by S&P or Fitch or Ba or lower by Moody's or, if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). See "Additional Risk Factors -- Lower Rated Fixed Income Securities" below. For a description of these and other rating categories, see Appendix C.


Investments in Foreign Government Securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Foreign Government Securities in which the Fund intends to invest will generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. The Fund may hold foreign currency for hedging purposes to protect against declines in the U.S. dollar value of Foreign Government Securities held by the Fund and against increases in the U.S. dollar value of the Foreign Government Securities which the Fund might purchase. The Fund may also hold foreign currency for other purposes. (See "Additional Risk Factors -- Foreign Securities" below).

Given the above average investment risk inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and may not be appropriate for all investors.

5.  INVESTMENT TECHNIQUES
Consistent with the Fund's investment objective and policies, the Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Techniques" in the SAI.

U.S. GOVERNMENT SECURITIES: The U.S. Government Securities in which the Fund intends to invest include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally original maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (the "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. For a description of obligations issued by U.S. Government agencies, authorities or instrumentalities, see Appendix B to this Prospectus.

LENDING OF SECURITIES: The Fund may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government Securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government Securities or a letter of credit).

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures which are intended to minimize risk.

RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for the specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. See Appendix D to this Prospectus for a description of certain short-term investments.

MORTGAGE DOLLAR ROLL TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


WHEN-ISSUED SECURITIES: In order to help ensure the availability of suitable securities for its portfolio, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Fund will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities.


ZERO COUPON BONDS: The Fund may invest in zero coupon bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest in Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such as collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. The Mortgage Assets must be issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" in the SAI for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors -- Emerging Market Securities".

BRADY BONDS: The Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady bonds have been issued only recently, and for that reason do not have a long payment history. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed-rate floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds. Brady bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payaments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady bonds and the history of defaults of countries issuing Brady bonds with respect to commercial bank loans by public and private entities, investments in Brady bonds should be viewed as speculative.

SWAPS AND RELATED TRANSACTIONS -- As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for further discussion on, and the risks involved, in, these activities.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: The Fund may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the Fund's gross income. The types of instruments to be purchased and sold by the Fund, the nature of the transactions which may be entered into and the risks associated therewith are described in the SAI, which should be read in conjunction with the following section.

OPTIONS
OPTIONS ON SECURITIES -- The Fund may write (sell) covered call and put options and purchase call and put options on securities. The Fund will write options on securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Fund retains the risk of depreciation in value of securities on which it has written call options.

The Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date. In the event that the expected market fluctuations occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

In certain instances, the Fund may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

The Fund may also enter into options on the yield "spread", or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging or non-hedging purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Fund will be covered but could involve additional risks.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
FUTURES CONTRACTS -- The Fund may enter into interest rate and foreign currency futures contracts. The Fund may also enter into futures contracts based on financial indices, including any index of U.S. or Foreign Government Securities. (Unless otherwise specified, futures contracts on interest rates, financial indices, and foreign currency futures contracts are collectively referred to as "Futures Contracts.") The Fund will utilize Futures Contracts for hedging and non-hedging purposes, subject to applicable law. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON FUTURES CONTRACTS -- The Fund may purchase and write options on interest rate and foreign currency futures contracts. The Fund may also enter into options on futures contracts based on financial indices, including any index of U.S. or Foreign Government Securities. (Unless otherwise specified, options on financial indices futures contracts, interest rate futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts.") Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call Options on Futures Contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the portfolios of the Fund than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Fund may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Fund may be required to forgo the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Such transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

6.  ADDITIONAL RISK FACTORS
The following discussion of additional risk factors supplements the risk factors described above. Additional information concerning risk factors can be found under the caption "Investment Techniques" in the SAI.

FIXED INCOME SECURITIES: The net asset value of the shares of an open-end investment company which may invest in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. When and if available, the Fund may purchase fixed income securities at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. However, the dividends paid by the Fund, if any, will increase or decrease in relation to the income received by the Fund from its investments, which would in any case be reduced by the Fund's expenses before it is distributed to shareholders. The Fund seeks to maintain a relatively high, stable dividend. At times, a portion of the Fund's dividend may constitute a return of capital.

LOWER RATED FIXED INCOME SECURITIES: The Fund may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.


The Fund may also invest in emerging market securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch (using Lehman Brothers Sovereign Credit Ratings) and comparable unrated securities (commonly known as "junk bonds"), to the extent described above. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured). These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Fund but will be reflected in the net asset value of shares of the Fund.


FOREIGN SECURITIES: The Fund intends to maintain a portfolio with a significant investment in securities of non-U.S. issuers. Investing in foreign securities or on foreign exchanges may present a greater degree of risk than investing in domestic issuers. These risks include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of the Fund may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

In addition, the Fund may be required to receive delivery of the foreign currencies underlying options on foreign currencies it has entered into, and the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract it has entered into. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EMERGING MARKETS SECURITIES: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions or investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in Futures Contracts, Options on Futures Contracts, Forward Contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, Futures Contract or Forward Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. As noted, the Fund may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In entering into such transactions, the Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its gross income. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI, which could increase the risks incurred by the Fund in entering into such transactions.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and Futures Contracts traded by the Fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

Transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, the Fund may sell Futures Contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the Futures transaction will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction. The risks related to transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts entered into by the Fund are set forth in greater detail in the SAI, which should be reviewed in conjunction with the foregoing discussion.

AGENCY AND U.S. GOVERNMENT-RELATED SECURITIES: Agency Securities include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so. The primary types of Agency Securities in which the Fund invests are listed in Appendix B.

U.S. Government-related Securities and Agency-related Securities (collectively, "Government-related Securities") include, but are not limited to, CMOs, SMBS and government backed trust certificates ("GBTs") (see "Investment Techniques -- Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities" and "-- Stripped Mortgage-Backed Securities"). GBTs and certain CMOs, SMBS and other U.S. Government-related Securities are issued by private entities, and are not directly guaranteed by the U.S. Government or any U.S. Government agency. They are secured by the underlying collateral (U.S. Government Securities or Agency Securities, in the case of the Fund) held by the private issuer. Furthermore, no assurance can be given that the U.S. Government will provide financial support to CMOs and SMBS issued by U.S. Government agencies because it is not obligated by law, in certain instances, to do so.

NON-DIVERSIFICATION: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets that may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government Securities are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence.

PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. The Fund will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objective. (See "Portfolio Transactions and Brokerage Commissions" in the SAI.) For the fiscal year ended November 30, 1996, the Fund had a portfolio turnover rate in excess of 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Fund may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


The policies described above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- MFS manages the Fund pursuant to an Investment Advisory Agreement dated September 1, 1993, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Steven E. Nothern, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1989 and has been one of the Fund's portfolio managers since 1992. Christopher D. Piros, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser as a portfolio manager since 1992 and has been one of the Fund's portfolio managers since January 31, 1996. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.32% of the Fund's average daily net assets plus 5.65% of its daily gross income for its then-current fiscal year.

For the Fund's fiscal year ended November 30, 1996, MFS, received management fees under the Fund's Advisory Agreement of $1,615,538, equivalent on an annualized basis to 0.76% of the Fund's average daily net assets.


MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R) Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Variable Insurance Trust, MFS Union Standard Trust, MFS/Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.


MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman of MFS, is the Chairman and President of the Trust. W. Thomas London, Stephen E. Cavan, James R. Bordewick, Jr., Leslie J. Nanberg and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Class A and B shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investments in the Fund.

This Prospectus offers Class A and B shares which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

    PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                                                      SALES CHARGE* AS
                                                                                       PERCENTAGE OF:
                                                                              --------------------------------     DEALER ALLOWANCE
                                                                                                  NET AMOUNT       AS A PERCENTAGE
AMOUNT OF PURCHASE                                                            OFFERING PRICE       INVESTED       OF OFFERING PRICE
------------------                                                            --------------       --------       -----------------
Less than $100,000 .........................................................       4.75%             4.99%               4.00%
$100,000 but less than $250,000 ............................................       4.00              4.17                3.20
$250,000 but less than $500,000 ............................................       2.95              3.04                2.25
$500,000 but less than $1,000,000 ..........................................       2.20              2.25                1.70
$1,000,000 or more .........................................................       None**            None**           See Below**

----------
 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

    PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


    (i) on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the Plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds would be in an amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;


    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers, as follows:

        COMMISSION PAID
            BY MFD
          TO DEALERS             CUMULATIVE PURCHASE AMOUNT
          ----------             --------------------------
          1.00%            On the first $2,000,000, plus
          0.80%            Over $2,000,000 to $3,000,000, plus
          0.50%            Over $3,000,000 to $50,000,000, plus
          0.25%            Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemptions of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

    (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                     YEAR OF                                CONTINGENT
                    REDEMPTION                            DEFERRED SALES
                  AFTER PURCHASE                              CHARGE
                  --------------                              ------
First ................................................          4%
Second ...............................................          4%
Third ................................................          3%
Fourth ...............................................          3%
Fifth ................................................          2%
Sixth ................................................          1%
Seventh and following ................................          0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

    CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bears to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares at any time.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.


    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of Shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                           ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (the "Exchange"), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.


REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared. See "Tax Status" below.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

REDEMPTION BY CHECK: Only Class A shares may be redeemed by check. A shareholder owning Class A shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A shares from his or her account by check. The Bank will provide each Class A shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below, and must return any Class A share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF CLASS A SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATIONS IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the Bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A or Class B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of the redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions of shares will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

    SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."


FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.


    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to either class of shares to which the Distribution Plan relates (i.e., Class A and Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plans, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered with an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (and the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and certain purchases by retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefore, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES: The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.00% and 1.00% per annum, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Payment of the 0.25% per annum Class A service fee will commence on the date that the net assets attributable to Class A shares first equal or exceed $40 million.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income to its shareholders as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income, including short-term capital gains from the sales of securities or other assets and premiums from options written, over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distribution may constitute a return of capital. Distributions from short-term capital gains, if any, from the sale of securities or other assets, and of all or a portion of premiums received from options (including premiums received on options written and expected to be earned over the near term), are expected to be made monthly. In addition, the Fund will make one or more distributions during the calendar year to its shareholders from any long-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. See "Tax Status" and "Shareholder Services -- Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS
The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.


Shareholders of the Fund normally will have to pay federal income taxes, and any state and local taxes, on the dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that calendar year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion representing interest on U.S. Government obligations, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to that class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their current values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. The net asset value per share of each class of shares is effective for orders received in "good order" by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has two classes of shares which it offers to the general public entitled Class A and Class B Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets allocable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Wiesenberger Investment Companies Service. Yield quotations are based on the annualized net investment income per share allocated to each class of the Fund over a 30-day period stated as a percent of the maximum public offering price of that class on the last day of that period. Yield calculations for Class B shares assume no CDSC is paid. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate, and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended November 30, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


9.  SHAREHOLDER SERVICES
Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. Cancelled checks, if any, will be sent to shareholders monthly. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions (except as provided below) reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

With respect to the second option, the Fund may from time to time make distributions from short-term capital gains on a monthly basis, and to the extent such gains are distributed monthly, they shall be paid in cash; any remaining short-term capital gains not so distributed shall be reinvested in additional shares.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect at the close of business on the record date. Checks for dividends and capital gains distributions in amounts less than $10 will automatically be reinvested in additional Shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the shareholder does not respond to mailings from the shareholder servicing agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with Class B and Class C shares of any other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.

    RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level.

    DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

    SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments, based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --
    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.

    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund or may exchange their shares for the same class of shares of the other MFS Funds under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder if such fund is available for sale. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class B shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

                             --------------------

The Fund's SAI, dated April 1, 1997, contains more detailed information about the Trust and the Fund including, but not limited to, information related to (i) investment objective, policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, (ii) the Trustees, officers and investment adviser, (iii) portfolio trading, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) tax status of dividends and distributions, (vi) the Distribution Plan, (vii) the method used to calculate yield, current distribution rate and total rate of return quotations and (viii) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A
                           WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares is waived (Section II), and the CDSC for Class B shares is waived (Section III).

I.  WAIVERS OF ALL APPLICABLE SALES CHARGES

    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, is waived:

    1.  DIVIDEND REINVESTMENT

        o   Shares acquired through dividend or capital gain reinvestment; and

        o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2.  CERTAIN ACQUISITIONS/LIQUIDATIONS

        o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3.  AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. Shares acquired by:

        o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;

        o Trustees and retired trustees of any investment company for which MFS Fund Distributors, Inc. ("MFD") serves as distributor;

        o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

        o Employees or registered representatives of dealers and other financial institution ("dealers") which have a sales agreement with MFD;

        o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

        o Institutional Clients of MFS or MFS Institutional Advisors, Inc. ("MFSI").

    4.  INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

        o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

        INDIVIDUAL RETIREMENT ACCOUNTS ("IRA'S")

        o   Death or disability of the IRA owner.

        SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

        o   Death, disability or retirement of 401 (a) or ESP Plan participant;

        o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

        o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1 (d)(2), as amended from time to time);

        o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the 401(a) or ESP Plan);

        o   Tax-free return of excess 401(a) or ESP Plan contributions;

        o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the 401(a) or ESP Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent; and

        o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the Plan's shares in all MFS Funds (i.e., all the assets of the 401 (a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

        SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

        o   Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

        o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

        o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares are waived:

    1.  INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

        o Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD;
            (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

    2.  WRAP ACCOUNT INVESTMENTS

        o Shares acquired by investments through certain dealers which have entered into an agreement with MFD which includes a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.

    3.  INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

        o   Shares acquired by insurance company separate accounts.

    4.  RETIREMENT PLANS

        ADMINISTRATIVE SERVICES ARRANGEMENTS

        o Shares acquired by retirement plans whose third party administrators, or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

        REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

        o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

        Shares redeemed on account of distributions made under the following circumstances:

        IRA'S

        o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

        o   Tax-free returns of excess IRA contributions.

        401(a) PLANS

        o Distributions made on or after the 401 (a) Plan participant has attained the age of 59 1/2 years old; and

        o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a Plan.

        ESP PLANS AND SRO PLANS

        o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

    1.  SYSTEMATIC WITHDRAWAL PLAN

        o Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

    2.  DEATH OF OWNER

        o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3.  DISABILITY OF OWNER

        o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent.).

    4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

        IRA'S, 401(a) PLANS, ESP PLANS AND SRO PLANS

        o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

        SALARY REDUCTION ON SIMPLIFIED EMPLOYEE REDUCTION PLANS ("SAR-SEP
        PLANS")

        o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules;

        o   Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
           U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

U.S. GOVERNMENT OBLIGATIONS -- are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks, as well as those listed below.

FEDERAL FARM CREDIT CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration. These bonds are not guaranteed by the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

FHA DEBENTURES -- are debentures issued by the Federal Housing Administration of the U.S. Government and are fully and unconditionally guaranteed by the U.S. Government.

GNMA CERTIFICATES -- are mortgage-backed securities, with timely payment guaranteed by the full faith and credit of the U.S. Government, which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is also insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration.

FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

FEDERAL HOME LOAN BANK BONDS -- are bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S.Government.

FINANCING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

RESOLUTION FUNDING CORPORATION BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

STUDENT LOAN MARKETING ASSOCIATION DEBENTURES -- are debentures backed by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

TENNESSEE VALLEY AUTHORITY BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

SOME OF THE FOREGOING OBLIGATIONS, SUCH AS TREASURY BILLS AND GNMA PASS-THROUGH CERTIFICATES, ARE SUPPORTED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT; OTHERS, SUCH AS SECURITIES OF FNMA, BY THE RIGHT OF THE ISSUER TO BORROW FROM THE U.S. TREASURY; STILL OTHERS, SUCH AS BONDS ISSUED BY SLMA, ARE SUPPORTED ONLY BY THE CREDIT OF THE INSTRUMENTALITY. NO ASSURANCE CAN BE GIVEN THAT THE U.S. GOVERNMENT WILL PROVIDE FINANCIAL SUPPORT TO INSTRUMENTALITIES SPONSORED BY THE U.S. GOVERNMENT AS IT IS NOT OBLIGATED BY LAW, IN CERTAIN INSTANCES, TO DO SO.

ALTHOUGH THIS LIST INCLUDES A DESCRIPTION OF THE PRIMARY TYPES OF U.S. GOVERNMENT AGENCY, AUTHORITIES OR INSTRUMENTALITY OBLIGATIONS IN WHICH THE FUND INTENDS TO INVEST, THE FUND MAY INVEST IN OBLIGATIONS OF U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES OTHER THAN THOSE LISTED ABOVE.

                                                                      APPENDIX C

                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.  an application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3.  there is a lack of essential data pertaining to the issue or issuer; and

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS SERVICES:

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                                                      APPENDIX D

           DESCRIPTION OF SHORT-TERM INVESTMENTS OTHER THAN
                     U.S. GOVERNMENT OBLIGATIONS

CERTIFICATES OF DEPOSIT -- are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

BANKERS' ACCEPTANCES -- are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

COMMERCIAL PAPER -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CORPORATE OBLIGATIONS -- include bonds and notes issued by corporations in order to finance long-term credit needs.

A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Principal Underwriter
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA02110



[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


MFS(R) Intermediate Income Fund
500 Boylston Street
Boston, MA 02116
                             MII-1-4/97/50M    05/205




[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


MFS(R) INTERMEDIATE INCOME FUND

PROSPECTUS

April 1, 1997

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) INTERMEDIATE                                      STATEMENT OF
INCOME FUND                                              ADDITIONAL INFORMATION

(A member of the MFS Family of Funds(R))                 April 1, 1997
-------------------------------------------------------------------------------


                                                                        Page
                                                                        ----
 1.  Definitions ...............................................           2
 2.  Investment Techniques .....................................           2
 3.  Investment Restrictions ...................................          11
 4.  Management of the Fund ....................................          12
        Trustees ...............................................          12
        Officers ...............................................          12
        Trustee Compensation Table .............................          13
        Investment Adviser .....................................          13
        Administrator ..........................................          14
        Custodian ..............................................          14
        Shareholder Servicing Agent ............................          14
        Distributor ............................................          14
 5.  Portfolio Transactions and Brokerage Commissions ..........          15
 6.  Shareholder Services ......................................          16
        Investment and Withdrawal Programs .....................          16
        Exchange Privilege .....................................          18
        Tax-Deferred Retirement Plans ..........................          19
 7.  Tax Status ................................................          19
 8.  Determination of Net Asset Value; Performance Information .          20
 9.  Distribution Plan .........................................          22
10.  Description of Shares, Voting Rights and Liabilities ......          23
11.  Independent Auditors and Financial Statements .............          24
     Appendix A ................................................         A-1

MFS INTERMEDIATE INCOME FUND
A Series of MFS Series Trust II
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

This Statement of Additional Information (the "SAI"), as amended or supplemented from time to time, sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS
   "Fund"                 -- MFS Intermediate Income Fund, a
                             non-diversified series of MFS
                             Series Trust II (the "Trust"), a
                             Massachusetts business trust.
                             Until June 3, 1993, the Fund was
                             known as MFS Lifetime
                             Intermediate Income Fund and was
                             known as Lifetime Intermediate
                             Income Trust prior to August 3,
                             1992. The Fund became a series
                             of the Trust on June 3, 1993.

   "MFS" or the "Adviser" -- Massachusetts Financial Services
                             Company, a Delaware corporation.

   "MFD"                  -- MFS Fund Distributors, Inc., a
                             Delaware corporation.

   "Prospectus"           -- The Prospectus of the Fund,
                             dated April 1, 1997, as amended
                             or supplemented from time to
                             time.

2.  INVESTMENT TECHNIQUES
The investment policies and techniques are described in the Prospectus. In addition, certain of the Fund's investment techniques are described in greater detail below.

LENDING OF SECURITIES
The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.


"WHEN-ISSUED" SECURITIES
The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Fund will take delivery of such securities. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it is necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made and any gain would not be tax-exempt. When the time comes to pay for "when-issued" or "forward delivery" securities, the Fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).


REPURCHASE AGREEMENTS
As described in the Prospectus, the Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange, members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors the seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

STRIPPED MORTGAGE-BACKED SECURITIES
As described in the Prospectus, the Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

FOREIGN SECURITIES
The Fund may invest up to 50% of its total assets in Foreign Government Securities of issuers considered stable by the Adviser. As discussed in the Prospectus, investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

SWAPS AND RELATED TRANSACTIONS -- The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

The Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

OPTIONS

OPTIONS ON SECURITIES -- As noted in the Prospectus, the Fund may write covered call and put options and purchase call and put options on securities. Call and put options written by the Fund may be covered in the manner set forth below.


A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.


The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

In certain instances, the Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and
(ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

YIELD CURVE OPTIONS -- The Fund may also enter into options on the yield "spread", or yield differential, between two U.S. Government Securities in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities or indices of securities, rather than the price of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities or indices. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even when the yield of one of the underlying securities or indices remains constant, if the yield spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option written by the Fund is covered if the Fund holds another call (or put) option on the yield spread between the same two securities or indices and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's maximum liability for such a covered option is the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC liquidity ceiling. See "Policies on the Use of Futures, Options and Options on Futures Contracts" below for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may enter into interest rate futures contracts and/or foreign currency futures contracts. The Fund may also enter into futures contracts based on financial indices including any index of U.S. or Foreign Government Securities (as defined in the Prospectus). (Unless otherwise specified, futures contracts on financial indices, interest rate and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income security or currency is delivered by the seller and paid for by the purchaser, or on which, in the case of certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Interest rate futures contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS -- As noted in the Prospectus, the Fund may purchase and write options to buy or sell futures contracts in which it may invest ("Options on Futures Contracts"). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodities Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The writing of a call Option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS ON FOREIGN CURRENCY
As noted in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging and non-hedging purposes. Forward Contracts may be used for hedging to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Fund intends to enter into Forward Contracts for hedging purposes similar to those described above in connection with foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. The Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. In addition, the Fund may enter into Forward Contracts for "cross hedging" purposes; e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not intend, in most instances, to hold Forward Contracts entered into until maturity, at which time it would be required to deliver or accept delivery of the underlying currency, but will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Fund will profit if the anticipated movements in foreign currency exchange rates occurs, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.


The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate Forward Contracts. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above may be restricted.


OPTIONS ON FOREIGN CURRENCIES -- As noted in the Prospectus, the Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

RISK FACTORS IN OPTIONS, FUTURES AND FORWARD TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO. The Fund's abilities effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of futures based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. The use of Forward Contracts for "cross hedging" purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if the Fund purchases a Futures Contract put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the Futures Contract put option. It is also possible that there may be a negative correlation between the index or obligation underlying a Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, the Fund may enter into transactions in Forward Contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, the Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

The trading of Futures Contracts, options and Forward Contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and Forward Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

The writing of options on securities or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions.


It should also be noted that the Fund may enter into transactions in options (except for options on foreign currencies), Futures Contracts, Options on Futures Contracts and Forward Contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid assets necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.


The Fund also may enter into transactions in Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which could expose the Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this Statement of Additional Information, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

  RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET. Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

  MARGIN. Because of low initial margin deposits made upon the opening of a futures or forward position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

  TRADING AND POSITION LIMITS. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

  RISKS OF OPTIONS ON FUTURES CONTRACTS. The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

  RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES. Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indexes, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES, OPTIONS AND OPTIONS ON FUTURES CONTRACTS. In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if as a result more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash or securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test imposed by the SEC staff. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

3.  INVESTMENT RESTRICTIONS
The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust or a series or class, as applicable, or (ii) 67% or more of the outstanding shares of the Trust or a series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or a series or class, as applicable, are represented in person or by proxy). Except for Investment Restriction (1), these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

The Fund may not:

    (1) Borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes or for a repurchase of its shares or except as contemplated by clause (8) below, and in no event shall the Fund borrow in excess of 1/3 of its assets (the Fund intends to borrow money only from banks, for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies and collateral arrangements with respect to initial and variation margin are not considered a pledge of assets).

    (2) Purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies.

    (3) Underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

    (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except currencies, currency options or futures, Forward Contracts or Futures Contracts) in the ordinary course of the business of Fund (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities).

    (5) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

    (6) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts. Forward Contracts and options on foreign currencies and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security).

    (7) Make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions.

    (8) Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options).

    (9) Invest 25% or more of its total assets in the securities of any one issuer (other than U.S. Government securities) or industry.


OTHER OPERATING POLICIES
As a non-fundamental policy, the Fund will not invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements), unless the Board of Trustees of the Fund has determined that such securities are liquid based upon trading markets for the specific security, if, as a result thereof, more than 15% of such Fund's net assets (taken at market value) would be so invested.


The Fund will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years" continuous operation.

In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities if the percentage of securities so pledged, mortgaged or hypothecated would exceed 33 1/3%.

The Fund may not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. Also, the Fund will not purchase securities issued by any other registered investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund will not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that the Fund will not purchase securities issued by an open-end investment company. The Fund also may not invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

These operating policies are not fundamental and may be changed without shareholder approval.

PORTFOLIO TURNOVER
For the fiscal years ended November 30, 1994, 1995 and 1996, the rates of portfolio turnover for the Fund were 211%, 275%, and 288%, respectively. A higher turnover rate necessarily involves greater expense to the Fund and could involve realization of capital gains that would be taxable to the shareholders. The Fund will engage in portfolio trading if it believes that a transaction, net of costs (including custodian transaction charges), will help in achieving its investment objective.

4.  MANAGEMENT OF THE FUND
The Board of Trustees of the Trust provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN*, Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman.

RICHARD B. BAILEY* (born 9/14/26)
Private Investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director.

MARSHALL N. COHAN born 11/14/26)
Private Investor.
Address: 2524 Bedford Mews Drive, Wellington, Florida.

LAWRENCE H. COHN, M.D. (born 3/11/37)
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical
  School, Professor of Surgery.
Address: 75 Francis Street, Boston, Massachusetts.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
Edmund Gibbons Limited, Chief Executive Officer; The Bank of N.T. Butterfield
  & Son Ltd., Chairman.
Address: 21 Reid Street, Hamilton, Bermuda.

ABBY M. O'NEILL (born 4/27/28)
Private Investor; Rockefeller Financial Services, Inc. (investment advisers),
  Director.
Address: 30 Rockefeller Plaza, Room 5600, New York, New York.

WALTER E. ROBB, III (born 7/9/27)
Benchmark Advisors, Inc. (corporate financial consultants), President and
  Treasurer; Benchmark Consulting Group, Inc. (office services), President; Landmark Funds (mutual fund), Trustee.
Address: 110 Broad Street, Boston, Massachusetts.

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President and
  Secretary.

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President.

J. DALE SHERRATT (born 9/23/38)
Insight Resources, Inc. (acquisition planning specialists), President.
Address: One Liberty Square, Boston, Massachusetts.

WARD SMITH (born 9/13/30)
NACCO Industries (holding company), Chairman (prior to June 1994); Sundstrand
  Corporation (diversified mechanical manufacturer), Director.
Address: 5875 Landerbrook Drive, Mayfield Heights, Ohio.

OFFICERS

LESLIE J. NANBERG,* Vice President (born 11/4/45)
Massachusetts Financial Services Company, Senior Vice President.

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President.

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary.

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel.

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President.

----------
*"Interested persons" (as defined in the Investment Company Act of 1940 (the
 "1940 Act") of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey who currently receive a fee of $1,250 per year plus $225 per meeting and $225 per committee meeting attended, together with such Trustee's out-of-pocket expenses. The Trust has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 75 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 75 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current years service and amortize past service cost.

Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

TRUSTEE COMPENSATION TABLE


                                             RETIREMENT BENEFIT        ESTIMATED         TOTAL TRUSTEE FEES
                           TRUSTEE FEES      ACCRUED AS PART OF      CREDITED YEARS        FROM FUND AND
TRUSTEE                    FROM FUND(1)       FUND EXPENSE(1)        OF SERVICE(2)        FUND COMPLEX(3)
------------------------------------------------------------------------------------------------------------
Richard B. Bailey .....       $3,050               $  894                  10                 $247,168
A. Keith Brodkin ......       --0--                --0--                  N/A                  --0--
Marshall N. Cohan .....        4,175                1,700                  13                  149,258
Dr. Lawrence Cohn .            3,725                  542                  18                  136,508
Sir David Gibbons .            3,725                1,490                  13                  136,508
Abby M. O'Neill .......        3,275                  685                  10                  123,758
Walter E. Robb, III .          4,175                1,700                  13                  149,258
Arnold D. Scott .......       --0--                --0--                  N/A                  --0--
Jeffrey L. Shames .           --0--                --0--                  N/A                  --0--
J. Dale Sherratt ......        4,175                  609                  20                  149,258
Ward Smith ............        4,175                  835                  13                  149,258
(1) For fiscal year ended November 30, 1996.
(2) Based on normal retirement age of 75.
(3) Information provided is for calendar year 1996. All Trustees receiving compensation served as
    Trustees of 41 funds within the MFS fund complex (having aggregate net assets at December 31,
    1996, of approximately $14.9 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

                                    ESTIMATED ANNUAL BENEFITS PAYABLE BY
                                          FUND UPON RETIREMENT(4)

                                                         YEARS OF SERVICE
                         ---------------------------------------------------------------------------------
 AVERAGE TRUSTEE FEES           3                    5                     7                 10 OR MORE
 ---------------------------------------------------------------------------------------------------------
        $2,745                 $412                $  686                $  961                $1,373
         3,114                  467                   778                 1,090                 1,557
         3,483                  522                   871                 1,219                 1,741
         3,852                  578                   963                 1,348                 1,926
         4,220                  633                 1,055                 1,477                 2,110
         4,589                  688                 1,147                 1,606                 2,295
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

As of February 28, 1997, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the Fund. As of February 28, 1997, MFS Service Center Inc., Audit Account Reinvestments, Attention: Todd Jundi, 500 Boylston Street, Boston, MA 02116-3740 was the record owner of 100% of the outstanding Class I shares of the Fund.


The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada.


The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement with the Fund dated as of September 1, 1993, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to the sum of 0.32% of the Fund's average daily net assets plus 5.65% of its daily gross income for its then-current fiscal year (i.e., income other than gains from the sale of securities, gains from options and futures transactions, premium income from options written and gains from foreign exchange transactions).

For the Fund's fiscal year ended November 30, 1996, MFS received $1,615,538 (of which $681,327 was based on average daily net assets and $934,211 on gross income), equivalent on an annualized basis to 0.76% of the Fund's average daily net assets under its investment advisory agreement with the Fund. For the Fund's fiscal year ended November 30, 1995, MFS received $2,071,032 (of which $860,107 was based on average daily net assets and $1,210,925 on gross income), equivalent on an annualized basis to 0.77% of the Fund's average daily net assets under its investment advisory agreement. For the Fund's fiscal year ended November 30, 1994, MFS received $2,849,997 (of which $1,194,144 was based on average daily net assets and $1,654,853 on gross income), equivalent on an annualized basis to 0.76% of the Fund's average daily net assets under its investment advisory agreement.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reductions and reimbursements in response to any amendment or rescission of the various state requirements.

The Fund pays all of the Fund's expenses (other than those assumed by the Adviser or MFD) including: Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated among the series in a manner believed by management of the Trust to be fair and equitable. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.

MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions and, in general, administering its affairs (with the exception of the services, facilities and personnel provided by the Shareholder Servicing Agent or the Custodian, see below).

The Advisory Agreement with the Fund will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days" nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the term "MFS" and that MFS may render services to others and may permit other fund clients to use the term "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.


ADMINISTRATOR
MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also serves as the dividend and distribution disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement with the Trust, dated as of September 10, 1986, as amended (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of the Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under the Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain transactions as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The commission paid to the underwriter is the difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.

During the fiscal year ended November 30, 1996, MFD received sales charges of $3,770 and dealers received sales charges of $35,040 (as their concession on gross sales charges of $38,810) for selling Class A shares of the Fund. The Fund received $4,428,702 representing the aggregate net asset value of such shares. During the fiscal year ended November 30, 1995, MFD received sales charges of $1,929 and dealers received sales charges of $11,551 (as their concession on gross sales charges of $13,480) for selling Class A shares of the Fund. The Fund received $731,149 representing the aggregate net asset value of such shares. During the fiscal year ended November 30, 1994, MFD received sales charges of $7,840 and dealers received sales charges of $57,508 (as their concession on gross sales charges of $65,348) for selling Class A shares of the Fund; the Fund received $3,061,927 representing the aggregate net asset value of such shares.

During the fiscal years ended November 30, 1996, 1995 and 1994, the CDSC imposed on redemption of Class A shares was $52, $1,884 and $0, respectively.

CLASS B AND CLASS I SHARES: MFD acts as agent in selling Class B and Class I shares of the Fund. The public offering price of Class B and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I shares are offered).

During the fiscal years ended November 30, 1996, 1995 and 1994, the CDSC imposed on redemption of Class B shares was $468,472, $874,514 and $1,681,808, respectively.

GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Funds shares.

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

5.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of MFS in a similar capacity.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving options, Futures Contracts and Options on Futures Contracts and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation, (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

For the Fund's fiscal years ended November 30, 1996, 1995 and 1994, the Fund did not pay any commissions on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations). Most of the Fund's transactions are principal transactions and thus do not involve the payment of brokerage commissions.


During the fiscal year ended November 30, 1996, the Fund acquired and owned securities issued by Goldman Sachs Group L.P., a regular broker-dealer of the Fund, in the amount of $3,245,000 as of November 30, 1996.


In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or MFS or any subsidiary of MFS. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

6.  SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with classes B and C shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36 months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends not capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month or 36-month period, as applicable) the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of class A, B and C shares of that shareholder in the MFS Funds or MFS Fixed Fund reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares with a current offering price value of $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100 except in certain limited circumstances. The aggregate withdrawals of Class B shares made in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Redemption and Repurchase of Shares Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more in the Fund may be made at any time either by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund or may exchange their shares for the same class of shares of the other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchange until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange--Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of the month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

  REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where such shares are acquired through direct purchase of reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and, if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing signed by the record owner(s) exactly as the shares are registered; if by telephone proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the Exchange usually will occur on that day if all of the requirements and restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by the Shareholder Servicing Agent may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment based on their residency and each state's income tax laws.

No CDSC is imposed on exchanges, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the Fund, subject to the conditions, if any, set forth in their respective prospectuses.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations , including certain restrictions on purchases by market timer accounts (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund are available for purchase by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:
  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code");

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain nonprofit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

An investor should consult with his tax adviser before establishing any of the tax-deferred retirement plans described above.

7.  TAX STATUS
The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains (whether paid in cash or reinvested in additional shares) are taxable to shareholders as ordinary income for federal income tax purposes. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes, without regard to the length of time the shareholders have owned their shares. Fund dividends that are declared in October, November, or December, that are payable to shareholders of record in such a month, and that are paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividends are declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).


The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. The Fund's investment in zero coupon bonds, stripped securities and certain securities purchased at a market discount will cause it to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

The Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles", and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that could alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions, to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid imposition of a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates of tax where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.


Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments made to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Residents of certain states may be subject to an intangibles tax or a personal property tax on all or a portion of the value of their shares of the Fund. Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

8.  DETERMINATION OF NET ASSET VALUE; PERFORMANCE INFORMATION

NET ASSET VALUE
The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Forward Contracts using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Debt securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations, if any, in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term securities with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Portfolio securities and over-the-counter options and Forward Contracts, for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, in its capacity as the Fund's distributor, or its agent, the Shareholder Servicing Agent, prior to the close of the business day.

PERFORMANCE INFORMATION

TOTAL RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (5% maximum for Class B shares purchased on and after January 1, 1993, but before September 1, 1993 and 4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge applicable to Class A shares (4.75% maximum) and/ or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance and which may or may not reflect the effect of the maximum sales charge or CDSC. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).

Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS -- The performance results presented in Appendix A attached hereto under the heading "Performance Results", assume an initial investment of $10,000 in Class B shares, and cover the period from August 1, 1988 through December 31, 1996. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. Any performance results or total rate of return quotation provided by the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of the Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class of the Fund over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum public offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to that class during the period, minus accrued expenses of such class for the period, by (ii) the average number of Fund shares of such class entitled to receive dividends during the period multiplied by the maximum public offering price per share of such class on the last day of the period. The Fund's yield calculations for Class A shares assume a maximum sales charge of 4.75%. For Class B shares, the Fund's yield calculations assume no CDSC is paid. Current yield quotations for each class of shares are presented in Appendix A attached hereto under the heading entitled "Performance Quotations".

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. The Fund's current distribution rate calculation for Class B shares assumes no CDSC is paid. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations".

From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.
  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933. ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first trust to invest solely in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

9.  DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A and Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.


With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended November 30, 1996, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF                     AMOUNT OF
                                  DISTRIBUTION     AMOUNT OF    DISTRIBUTION
                                   AND SERVICE      SERVICE      AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES                    BY FUND        BY MFD       BY DEALERS
-----------------                 ------------   -------------  -------------
Class A Shares                     $        0     $        0      $      0
Class B Shares                     $1,981,267     $1,543,822      $437,445

GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust's Declaration of Trust permits the Trustees of the Fund to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of each of the Trust's four series, Class A shares and Class B shares as well as Class I shares for the Fund and two other series, and Class C Shares for one of the series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees in accordance with the provisions of Section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's shares. Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort or other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

11.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Deloitte & Touche LLP are the Fund's independent auditors, providing audit services, assistance with tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

The Portfolio of Investments at November 30, 1996, the Statement of Assets and Liabilities at November 30, 1996, the Statement of Operations for the year ended November 30, 1996, the Statement of Changes in Net Assets for each of the years in the two-year period ended November 30, 1996, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A


                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                                   PERFORMANCE RESULTS -- CLASS B SHARES
                                         VALUE OF             VALUE OF            VALUE OF
                                      INITIAL $10,000       CAPITAL GAIN         REINVESTED           TOTAL
             YEAR ENDED                 INVESTMENT          DISTRIBUTIONS         DIVIDENDS           VALUE
             ----------               ---------------       ------------         ----------           -----
          December 31, 1988*              $10,116                $0                $  309            $10,425
          December 31, 1989                 9,999                 0                 1,209             11,208
          December 31, 1990                 9,767                 0                 2,235             12,002
          December 31, 1991                 9,989                 0                 3,432             13,421
          December 31, 1992                 9,387                 0                 4,352             13,739
          December 31, 1993                 9,524                 0                 5,478             15,002
          December 31, 1994                 8,384                 0                 5,654             14,038
          December 31, 1995                 9,123                 0                 7,037             16,160
          December 31, 1996                 8,965                 0                 7,811             16,776
----------
*For the period from the start of business, August 1, 1988 to December 31,  1988.

Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. No adjustment has been made for income taxes, if any, payable by shareholders.

                                                PERFORMANCE QUOTATIONS

All performance quotations are for the fiscal year ended November 30, 1996.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                 ----------------------------             ACTUAL
                                                                                          30-DAY     30-DAY
                                                                           10 YEAR         YIELD      YIELD
                                                                             OR         (INCLUDING  (WITHOUT      CURRENT
                                                                           LIFE OF          ANY       ANY       DISTRIBUTION
                                             1 YEAR         5 YEAR          FUND         WAIVERS)    WAIVERS)       RATE
                                             ------         ------         -------       --------   ---------   ------------

Class A Shares with sales charge ..........   1.53%          4.86%(1)       6.29%(1)        N/A      4.64%          6.21%
Class A Shares without sales charge .......   6.61%          5.88%(1)       6.91%(1)        N/A       N/A            N/A
Class B Shares with CDSC ..................   1.53%          4.85%          6.47%(2)        N/A       N/A            N/A
Class B Shares without CDSC(2) ............   5.52%          5.15%          6.47%(2)        N/A      3.87%          5.40%


(1) Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class A share performance has been adjusted to reflect that Class A shares generally are subject to an initial sales charge (unless the performance quotation does not give effect to the initial sales charge) whereas Class B shares generally are subject to a CDSC. Class A share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.
(2) From the initial public offering date of Class B shares on August 1, 1988.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

MAILING ADDRESS
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110




MFS(R) INTERMEDIATE
INCOME FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

[recycle symbol] Printed on recycled paper.
                                                     MII-13-4/97/525    05/205

[LOGO] MFS(SM)                                                     Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               November 30, 1996
MFS(R) INTERMEDIATE INCOME FUND

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
         AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND" (see page 27)
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Letter from the Chairman ................................................... 1
Portfolio Managers' Overview ............................................... 3
Portfolio Managers' Profiles ............................................... 5
Fund Facts ................................................................. 6
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 8
Financial Statements .......................................................10
Notes to Financial Statements ..............................................16
Independent Auditors' Report ...............................................25
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

--------------------------------------------------------------------------------

   HIGHLIGHTS

  o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 6.61%, WHILE CLASS B SHARES RETURNED 5.52%.

  o THE FUND'S ALLOCATION TO GOVERNMENT AGENCY MORTGAGE-BACKED PASS-THROUGH SECURITIES WAS INCREASED AS THIS MARKET HAS BENEFITED FROM HIGHER YIELDS, LESS PRICE SENSITIVITY, AND LOW MORTGAGE REFINANCINGS.

  o FOREIGN BOND MARKETS TURNED IN A STRONG PERFORMANCE OVER THE PAST YEAR, WITH EACH OF THE 15 DEVELOPED FOREIGN MARKETS TRACKED BY THE J.P. MORGAN INDICES OUTPERFORMING THE U.S. MARKET BY A SUBSTANTIAL MARGIN IN LOCAL CURRENCY TERMS.

  o THE FUND'S ALLOCATION TO FOREIGN BONDS WAS MAINTAINED NEAR THE 50% MAXIMUM LEVEL FOR VIRTUALLY THE ENTIRE YEAR, WITH EMPHASIS ON FOUR OF THE FIVE BEST- PERFORMING MARKETS: ITALY, SPAIN, AUSTRALIA, AND CANADA. INVESTMENTS IN FOREIGN SECURITIES MAY PROVIDE SUPERIOR RETURNS BUT ALSO INVOLVE GREATER RISKS.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of A. Keith Brodkin]

----------------------------
   A. Keith Brodkin

Dear Shareholders:
The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets through much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly rising wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. Through the middle of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by a downward bias in interest rates. Interest rates may move higher over the coming months, but we believe that, at current levels, fixed-income markets are equitably valued.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Managers' Overview, we have added new information on the Fund's holdings. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

December 12, 1996

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:
While the United States enjoyed a firm employment and growth environment during the past 12 months, many of our major trading partners experienced generally weak economic conditions. This, coupled with favorable fiscal and political developments, particularly in Europe, led to declining interest rates and created opportunities to earn attractive total returns in many of the international fixed-income markets in which the Fund has the flexibility to invest. Whereas U.S. interest rates rose during the past year, interest rates in many foreign economies declined sharply. For example, two-year U.S. Treasury yields, which were at 5.37% on December 1, 1995, increased to 5.59% by the end of November 1996, while yields on 10-year Treasuries rose from 5.75% to 6.05%. Yields on one-year government bonds in Italy, by way of comparison, declined from 11.43% to 7.56% over the same period. The ability to allocate up to 50% of its assets in international fixed-income markets benefited the Fund, helping to diversify the risk experienced in U.S.
Treasuries and adding to its performance.

  The Fund's net asset value (NAV), which stood at $8.59 for Class A shares and $8.58 for Class B shares on November 30, 1995, declined to $8.57 for both Class A and Class B shares as of November 30, 1996. When combined with the reinvestment of distributions, this represents a total return of 6.61% for Class A shares and 5.52% for Class B shares for the 12 months ended November 30, 1996. During this same period, the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years) returned 5.66%; the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years) returned 7.22%; and the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds of 12 countries with remaining maturities of at least one year) returned 7.13%.

  Our overall portfolio strategy in the past 12 months has been to maintain reduced exposure to U.S. securities in favor of the international markets. The portion of the portfolio allocated to international securities was increased from approximately 36% to about 43%. Our strategy has also been to shift the emphasis within the funds allocated to the U.S. market away from Treasuries in favor of agency and mortgage-backed securities, as we have been able to add attractive incremental yield to the portfolio in these sectors.

U.S. Government Sector
Within the U.S. portion of the portfolio, the allocation to government agency mortgage-backed pass-through securities was increased and is currently at 42.6%. Over the past year, mortgage securities have returned 7.15%, approximately 1.52% more than the relevant Treasury/government-sponsored universe. There are several factors which helped this sector's performance. First, issues held in the portfolio yield approximately 1.0% to 1.4% more than their Treasury counterparts (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Given that yield spreads have remained somewhat constant over the past year, this yield advantage has flowed through to portfolio returns. Second, the mortgage universe is less price sensitive than the Treasury universe. This factor helped maintain value during the bond market sell-off that occurred in the early part of the year. Finally, mortgage refinancings have remained quite low despite the strong housing market. Low refinancings give investors confidence that expected yields will be realized for their portfolios. Moving forward, we remain optimistic about the mortgage sector. Yield spreads versus U.S. Treasuries are attractive relative to other sectors. Foreign buyers have emerged and U.S. agencies continue to be aggressive and opportunistic buyers. The one factor to monitor closely is a new and vigorous refinancing wave. This possibility exists in an environment which has brought U.S. Treasury 10-year yields significantly through 6.0%.

  Our ability to invest in both Treasury and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

International Sector
Foreign bond markets turned in a strong performance over the past year. Each of the 15 developed foreign markets tracked by the J.P. Morgan indices outperformed the U.S. market by a substantial margin in local currency terms. The high-yielding European markets -- Italy (up 26.47%), Spain (up 23.41%), and Sweden (up 18.58%) -- led the pack, with Canada close behind. Most yield curves steepened over the year, reflecting official rate cuts induced by slow growth and benign inflation. The U.S. dollar appreciated sharply against the German mark and the Japanese yen but lost ground against the Australian, Canadian, and New Zealand dollars, as well as against the Italian lira.

  The Fund's ability to invest up to half its assets in foreign markets allowed it to reap substantial benefit from their strength. The allocation to foreign bonds was maintained near the 50% maximum level for virtually the entire year, with emphasis on four of the five best-performing markets: Italy, Spain, Australia, and Canada. The Fund also benefited from our decision to limit exposure to foreign currencies other than the Canadian, Australian, and New Zealand dollars.

  We anticipate that European markets will continue to offer the best opportunities for capital appreciation going forward. However, the view is becoming more balanced as growth in Europe picks up and U.S. growth appears to be slowing somewhat. Efforts to meet the fiscal austerity criteria of the proposed European Monetary Union (EMU) imply that continental central banks may retain a bias toward accommodative monetary policy. In this environment, we expect the higher-yielding markets to continue to outperform as long as the prospect of membership in the EMU remains alive. We also expect the dollar to remain well supported versus European currencies. Canada and Australia remain attractive by virtue of their high real (inflation-adjusted) yields and improving fundamentals. Firmer growth in the Japanese economy makes Japanese bonds unattractive at present yield levels.

Respectfully,
/s/ Steven E. Nothern               /s/ Christopher D. Piros
    Steven E. Nothern                   Christopher D. Piros
    Portfolio Manager                   Portfolio Manager


--------------------------------------------------------------------------------

   PORTFOLIO MANAGERS' PROFILES

   STEVEN NOTHERN BEGAN HIS CAREER AT MFS IN 1986 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF MIDDLEBURY COLLEGE AND BOSTON UNIVERSITY'S GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. MR. NOTHERN HAS BEEN A PORTFOLIO MANAGER OF MFS INTERMEDIATE INCOME FUND SINCE 1992.

   CHRISTOPHER PIROS JOINED MFS IN 1989 AS VICE PRESIDENT - QUANTITATIVE SERVICES IN THE FIXED INCOME DEPARTMENT. HE SERVES AS PORTFOLIO MANAGER OF MFS INTERMEDIATE INCOME FUND AND MFS INTERMEDIATE INCOME TRUST. MR. PIROS IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  FUND FACTS
  STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE CAPITAL
                          AND PROVIDE HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  AUGUST 1, 1988

  SIZE:                   $192.4 MILLION NET ASSETS AS OF NOVEMBER 30, 1996


   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
The information below and on the following page illustrates the historical performance of MFS Intermediate Income Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charges (CDSC) since the CDSC is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

The performance of Class A shares will be greater or less than the line shown, based on differences in loads and fees.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from August 1, 1988 through November 30, 1996)


                                            Lehman       J.P. Morgan
             MFS                           Brothers      Non-Dollar      Lehman
        Intermediate      Consumer       Intermediate    Government     Brothers
        Income Fund     Price Index -     Government        Bond        Mortgage
          Class B           U.S.            Index           Index         Index
        ------------    -------------    ------------    -----------    --------
 8/88     $10,000         $10,000          $10,000         $ 9,796       $10,290
11/88      10,474          10,152           10,238          11,215        11,869
11/90      11,888          11,291           12,478          12,311        13,142
11/92      13,628          11,983           15,240          14,590        16,267
11/94      14,001          12,633           16,353          17,568        17,100
11/96      16,860          13,401           19,639          22,518        21,042

AVERAGE ANNUAL TOTAL RETURNS

                                                                                                                        Life
                                                                        1 Year         3 Years         5 Years       of Fund+
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class A)
  including 4.75% sales charge                                          +1.53%         + 3.89%         + 4.86%        + 6.29%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class A)
  at net asset value                                                    +6.61%         + 5.61%         + 5.88%        + 6.91%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class B) with CDSC                        +1.53%         + 3.61%         + 4.85%        + 6.47%
-----------------------------------------------------------------------------------------------------------------------------------
MFS Intermediate Income Fund (Class B) without CDSC                     +5.52%         + 4.50%         + 5.15%        + 6.47%
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Government Bond Index**                          +7.13%         +10.97%         +10.04%        +11.34%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond
  Index**                                                               +5.66%         + 5.70%         + 6.86%        + 7.79%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Mortgage Index**                                        +7.22%         + 7.05%         + 7.25%        + 8.87%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                   +3.42%         + 2.89%         + 2.88%        + 3.70%
-----------------------------------------------------------------------------------------------------------------------------------

 + For the period from the commencement of investment operations, August 1, 1988 to November 30, 1996.
 * The Consumer Price Index is a popular measure of change in prices.
** Benchmark comparisions begin on August 1, 1988. Source: Lipper Analytical Services, Inc.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results including the contingent deferred sales charge (CDSC) reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%.

Class A share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class B share performance, which is included within the Class A share performance, including the sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. Class A share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - November 30, 1996

Bonds - 89.8%
-----------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
-----------------------------------------------------------------------------
U.S. Bonds - 52.2%
  U.S. Federal Agencies - 9.6%
    Farm Credit Systems Financial
      Assistance Co., 9.375s, 2003               $   10,000    $ 11,742,200
    Federal National Mortgage Assn.,
      6.5s, 2008                                         63          62,779
    Federal National Mortgage Assn.,
      7s, 2026                                        6,754       6,701,454
                                                               ------------
                                                               $ 18,506,433
-----------------------------------------------------------------------------
  U.S. Government Guaranteed - 42.6%
    Government National Mortgage Association - 19.7%
      GNMA, 7s, 2023 - 2026                      $   12,468    $ 12,394,345
      GNMA, 7.5s, 2023 - 2026                        13,357      13,548,972
      GNMA, 8s, 2026                                  4,773       4,919,592
      GNMA, 8.5s, 2001 - 2009                         6,827       7,140,556
                                                               ------------
                                                               $ 38,003,465
-----------------------------------------------------------------------------
    U.S. Treasury Obligations - 22.9%
      U.S. Treasury Notes, 8.75s, 1997           $    5,000    $  5,138,300
      U.S. Treasury Notes, 6.375s,
        1999                                          5,000       5,081,250
      U.S. Treasury Notes, 7.5s, 1999                 7,500       7,856,250
      U.S. Treasury Notes, 6.25s, 2001                4,000       4,068,120
      U.S. Treasury Bonds, 14.25s,
        2002                                          2,000       2,746,560
      U.S. Treasury Bonds, 12.375s,
        2004                                          3,500       4,826,710
      U.S. Treasury Bonds, 10.375s,
        2012##                                       10,800      14,264,424
                                                               ------------
                                                               $ 43,981,614
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                               $ 81,985,079
-----------------------------------------------------------------------------
Total U.S. Bonds                                               $100,491,512
-----------------------------------------------------------------------------
Foreign Bonds - 37.6%
  Australia - 9.9%
    Commonwealth of Australia, 8.75s,
      2001                              AUD           7,640    $  6,654,754
    Commonwealth of Australia, 9.75s,
      2002                                              800         731,397
    Commonwealth of Australia, 10s,
      2002                                            5,500       5,120,270
    Commonwealth of Australia, 9.5s,
      2003                                            7,100       6,534,561
                                                               ------------
                                                               $ 19,040,982
-----------------------------------------------------------------------------
  Canada - 4.8%
    Government of Canada, 7.5s, 2003    CAD           9,400    $  7,713,392
    Government of Canada, 9s, 2004                    1,700       1,516,809
                                                               ------------
                                                               $  9,230,201
-----------------------------------------------------------------------------
  Denmark - 9.8%
    Kingdom of Denmark, 6s, 1999        DKK          16,172    $  2,842,541
    Kingdom of Denmark, 9s, 2000                     24,170       4,662,507
    Kingdom of Denmark, 8s, 2001                     53,173       9,986,417
    Kingdom of Denmark, 7s, 2007                      7,855       1,356,656
                                                               ------------
                                                               $ 18,848,121
-----------------------------------------------------------------------------
  Ireland - 2.8%
    Republic of Ireland, 8s, 2000       IEP           3,000    $  5,417,902
-----------------------------------------------------------------------------
  Mexico - 1.4%
    United Mexican States, 7.563s,
      2001#                                      $    2,750    $  2,754,675
-----------------------------------------------------------------------------
  Spain - 2.6%
    Government of Spain, 10.1s, 2001    ESP         576,400    $  5,071,929
-----------------------------------------------------------------------------
  Sweden - 0.7%
    Kingdom of Sweden, 10.25s, 2000     SEK           8,200    $  1,391,937
-----------------------------------------------------------------------------
  United Kingdom - 5.6%
    United Kingdom Treasury, 9s, 2000   GBP           1,400    $  2,495,333
    United Kingdom Treasury, 7s, 2001                 1,500       2,517,567
    United Kingdom Treasury, 9.75s,
      2002                                            3,000       5,646,597
                                                               ------------
                                                               $ 10,659,497
-----------------------------------------------------------------------------
Total Foreign Bonds                                            $ 72,415,244
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $168,599,701)                    $172,906,756
-----------------------------------------------------------------------------
Short-Term Obligations - 6.8%
-----------------------------------------------------------------------------
  Bangchak Petroleum, due 2/10/97       THB          25,000    $    960,107
  Eurolira Time Deposit, due 4/21/97    ITL       6,990,000       4,632,542
  Eurolira Time Deposit, due 5/12/97              7,000,000       4,625,313
    IFCT, due 2/05/97                   THB          75,000       2,882,481
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $12,993,189)    $ 13,100,443
-----------------------------------------------------------------------------
Repurchase Agreement - 1.7%
-----------------------------------------------------------------------------
  Investment in repurchase
    agreements with Goldman Sachs,
    in a joint trading account
    ($143,939,000 par), dated
    11/29/96, due 12/02/ 96, total
    to be received by the Fund
    $3,246,531 collateralized by
    various U.S. Treasury
    obligations (with $141,990,000
    par and valued at $146,817,903),
    at Cost                                      $    3,245    $  3,245,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $184,837,890)              $189,252,199
Other Assets, Less Liabilities - 1.7%                             3,186,008
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $192,438,207
-----------------------------------------------------------------------------
 #SEC Rule 144A restriction.
##Security segregated as collateral for interest rate swaps.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
  AUD = Australian Dollars                    IEP = Irish Punts
  CAD = Canadian Dollars                      ITL = Italian Lire
  DEM = Deutsche Marks                        JPY = Japanese Yen
  DKK = Danish Kroner                         SEK = Swedish Kronor
  ESP = Spanish Pesetas                       THB = Thai Baht
  GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $184,837,890)          $189,252,199
  Cash                                                                    217
  Net receivable for forward foreign currency exchange
    contracts sold                                                    252,392
  Receivable for Fund shares sold                                      22,581
  Interest receivable                                               4,000,278
  Receivable for interest rate swaps                                  308,144
  Other assets                                                         12,919
                                                                 ------------
      Total assets                                               $193,848,730
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    208,172
  Net payable for forward foreign currency exchange contracts
    purchased                                                         211,951
  Net payable for closed forward foreign currency exchange
    contracts                                                         727,444
  Payable to affiliates -
    Management fee                                                      5,052
    Shareholder servicing agent fee                                     3,350
    Distribution fee                                                   85,858
  Accrued expenses and other liabilities                              168,696
                                                                 ------------
      Total liabilities                                          $  1,410,523
                                                                 ------------
Net assets                                                       $192,438,207
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $193,399,630
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    4,030,797
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (4,226,363)
  Accumulated distributions in excess of net investment income       (765,857)
                                                                 ------------
      Total                                                      $192,438,207
                                                                 ============
Shares of beneficial interest outstanding                         22,442,998
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $21,290,540 / 2,483,240 shares of
      beneficial interest outstanding)                              $ 8.57
                                                                    ======
  Offering price per share (100 / 95.25)                            $ 9.00
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $171,147,667 / 19,959,758 shares of
      beneficial interest outstanding)                              $ 8.57
                                                                    ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $16,534,707
                                                                  -----------

  Expenses -
    Management fee                                                $ 1,615,538
    Trustees' compensation                                             39,582
    Shareholder servicing agent fee (Class A)                          25,102
    Shareholder servicing agent fee (Class B)                         435,879
    Distribution and service fee (Class B)                          1,981,267
    Custodian fee                                                     190,109
    Auditing fees                                                      76,516
    Postage                                                            48,176
    Printing                                                           32,937
    Legal fees                                                          4,593
    Miscellaneous                                                     172,427
                                                                  -----------
      Total expenses                                              $ 4,622,126
    Fees paid indirectly                                               (6,321)
                                                                  -----------
      Net expenses                                                $ 4,615,805
                                                                  -----------
        Net investment income                                     $11,918,902
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 1,986,836
    Written option transactions                                        58,800
    Foreign currency transactions                                     861,918
    Interest rate swaps                                               337,499
    Futures contracts                                                (129,006)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 3,116,047
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $(1,289,851)
    Written options                                                   (42,826)
    Translation of assets and liabilities in foreign currencies    (3,325,433)
    Interest rate swaps                                               308,144
                                                                  -----------
      Net unrealized loss on investments and foreign currency     $(4,349,966)
                                                                  -----------
        Net realized and unrealized loss on investments and
foreign currency                                                  $(1,233,919)
                                                                  -----------
          Increase in net assets from operations                  $10,684,983
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
Year Ended November 30,                                   1996             1995
-------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment income                          $ 11,918,902     $ 15,585,592
  Net realized gain (loss) on foreign currency
    transactions                                    3,116,047        1,098,197
  Net unrealized gain (loss) on investments
    and foreign currency translation               (4,349,966)      18,956,882
                                                 ------------     ------------
    Increase in net assets from operations       $ 10,684,983      $35,640,671
                                                 ------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)            $(1,050,116)       $(465,663)
  From net investment income (Class B)            (10,868,786)     (15,003,559)
  In excess of net investment income (Class A)         (6,786)          --
  In excess of net investment income (Class B)        (70,239)          --
                                                 ------------     ------------
      Total distributions declared to
        shareholders                             $(11,995,927)    $(15,469,222)
                                                 ------------     ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                 $22,417,332      $19,596,804
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   6,417,230        7,773,413
  Cost of shares reacquired                       (80,056,025)     (98,621,737)
                                                 ------------     ------------
    Decrease in net assets from Fund share
      transactions                               $(51,221,463)    $(71,251,520)
                                                 ------------     ------------
      Total decrease in net assets               $(52,532,407)    $(51,080,071)
Net assets:
  At beginning of period                           244,970,614      296,050,685
                                                   -----------      -----------
  At end of period (including accumulated
    distributions in excess of net investment
    income of $765,857 and $3,713,924,
    respectively)                                 $192,438,207     $244,970,614
                                                  ============     ============

See notes to financial statements

Financial Highlights

-----------------------------------------------------------------------------
Year Ended November 30,               1996       1995       1994      1993*
-----------------------------------------------------------------------------
                                  Class A
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period              $ 8.59     $ 7.96     $ 8.94      $ 9.11
                                   ------     ------     ------      ------
Income from investment
  operations# -
  Net investment income            $ 0.55     $ 0.57     $ 0.59      $ 0.11
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                     (0.01)      0.61      (0.95)      (0.17)
                                   ------     ------     ------      ------
    Total from investment
      operations                   $ 0.54     $ 1.18     $(0.36)     $(0.06)
                                   ------     ------     ------      ------
Less distributions declared to shareholders -
  From net investment income(++)   $(0.56)    $(0.55)    $ --        $(0.09)
  From net realized gain on
   investments and
   foreign currency
   transactions                      --         --         --         (0.02)
  Tax return of capital              --         --         (0.62)      --
                                   ------     ------     ------      ------
    Total distributions
     declared to shareholders      $(0.56)    $(0.55)    $(0.62)     $(0.11)
                                   ------     ------     ------      ------
Net asset value - end of period    $ 8.57     $ 8.59     $ 7.96      $ 8.94
                                   ======     ======     ======      ======
Total return(+)                     6.61%     15.40%    (4.27)%     (0.66)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                        1.17%      1.14%      1.18%       1.22%+
  Net investment income             6.58%      6.81%      7.10%       6.43%+
Portfolio turnover                   288%       275%       211%        376%
Net assets at end of period
 (000 omitted)                    $21,291    $12,659     $3,432        $258

   *For the period from the commencement of offering of Class A shares,
    September 7, 1993 to November 30, 1993.
   +Annualized.
  ++Not annualized.
   #Per share data for the periods subsequent to November 30, 1992 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+)Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
(++)The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30, 1996.

See notes to financial statements

--------------------------------------------------------------------------------
Year Ended November 30,            1996      1995      1994      1993      1992
--------------------------------------------------------------------------------
                                 Class B
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period            $ 8.58    $ 7.96    $ 8.93    $ 8.88    $ 9.31
                                 ------    ------    ------    ------    ------
Income from investment
  operations# -
  Net investment income          $ 0.46    $ 0.48    $ 0.47    $ 0.47    $ 0.62
  Net realized and
   unrealized gain (loss) on
   investments and foreign
   currency transactions          (0.01)     0.61     (0.92)     0.26     (0.26)
                                 ------    ------    ------    ------    ------
    Total from investment
      operations                 $ 0.45    $ 1.09    $(0.45)   $ 0.73    $ 0.36
                                 ------    ------    ------    ------    ------
Less distributions declared
  to shareholders -
  From net investment income
(++)                             $(0.46)   $(0.47)  $  --      $(0.45)   $(0.57)
  From net realized gain on
   investments and foreign
   currency transactions           --        --        --       (0.16)    (0.15)
  From paid-in capital             --        --        --        --       (0.07)
  Tax return of capital            --        --       (0.52)    (0.07)     --
                                 ------    ------    ------    ------    ------
    Total distributions
      declared to
      shareholders               $(0.46)   $(0.47)   $(0.52)   $(0.68)   $(0.79)
                                 ------    ------    ------    ------    ------
Net asset value - end of period  $ 8.57    $ 8.58    $ 7.96    $ 8.93    $ 8.88
                                 ======    ======    ======    ======    ======
Total return                      5.52%    14.12%   (5.24)%     8.42%     3.93%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                      2.24%     2.23%     2.22%     2.15%     2.20%
  Net investment income           5.47%     5.79%     5.60%     5.19%     6.70%
Portfolio turnover                 288%      275%      211%      376%      372%
Net assets at end of period
 (000 omitted)                 $171,148  $232,312  $292,619  $466,955  $347,588

   #Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++)The Fund had distributions in excess of net investment income of $0.003 for the year ended November 30, 1996.

See notes to financial statements

-----------------------------------------------------------------------------
Year Ended November 30,                      1991      1990     1989   1988**
-----------------------------------------------------------------------------
                                          Class B
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period
                                           $ 9.23    $ 9.50   $ 9.77   $ 9.47
                                           ------    ------   ------   ------
Income from investment operations -
  Net investment income                    $ 0.58    $ 0.59   $ 0.68   $ 0.35
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                     0.32     (0.02)   (0.08)    0.10
                                           ------    ------   ------   ------
    Total from investment operations       $ 0.90    $ 0.57   $ 0.60   $ 0.45
                                           ------    ------   ------   ------
Less distributions declared to
 shareholders -
  From net investment income               $(0.56)   $(0.45)  $(0.85)  $(0.12)
  From net realized gain on investments
   and foreign currency transactions        (0.14)     --      (0.02)   (0.03)
  From paid-in capital                      (0.12)    (0.39)    --      --
                                           ------    ------   ------   ------
    Total distributions declared to
      shareholders                         $(0.82)   $(0.84)  $(0.87)  $(0.15)
                                           ------    ------   ------   ------
Net asset value - end of period            $ 9.31    $ 9.23   $ 9.50   $ 9.77
                                           ======    ======   ======   ======
Total return                               10.30%     6.59%    6.60%   14.21%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses                                  2.24%     2.33%    2.47%    2.79%+
  Net investment income                     6.65%     6.80%    7.13%   17.14%+
Portfolio turnover                           603%      579%     433%     120%
Net assets at end of period (000
 omitted)                                $196,753  $126,245  $75,039  $30,858

**For the period from the commencement of investment operations, August 1, 1988 to November 30, 1988.
 +Annualized.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar-denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investment in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts, or contracts on related options, for purposes other than hedging may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $3,025,092 was reclassified from accumulated distributions in excess of net investment income and $2,508,126 and $516,966 were reclassified to accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, due to differences between book and tax accounting for investment losses and currency transactions. At November 30, 1996, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different for tax accounting due to temporary differences in accounting for capital loss carryforward. This change had no effect on the net assets or net asset value per share.

At November 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,226,362, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of average daily net assets and 5.65% of gross investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,007 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $3,770 for the year ended November 30, 1996 as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payments of up to 0.25% per annum of the service fee will commence under the distribution plan when the value of the net assets of the Fund attributable to Class A shares first equals or exceeds $40 million. Payment of the 0.10% per annum distribution fee will commence on such date as the Trustees of the Fund may determine.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $57,872 for Class B shares for the year ended November 30, 1996. Fees incurred under the distribution plan during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $52 and $468,472 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
---------------------------------------------------------------------------
U.S. government securities                       $291,716,596  $334,988,401
                                                 ============  ============
Investments (non-U.S. government securities)     $210,524,540  $232,202,385
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $184,837,890
                                                               ============
Gross unrealized appreciation                                  $  5,668,072
Gross unrealized depreciation                                    (1,253,763)
                                                               ------------
  Net unrealized appreciation                                  $  4,414,309
                                                               ============

(5) SHARES OF BENEFICIAL INTEREST
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                   Year Ended November 30, 1996  Year Ended November 30, 1995
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold          1,756,734   $  14,794,352      1,267,467   $  10,593,433
Shares issued to
 shareholders in
 reinvestment of
 distributions          82,176         689,249         37,313         309,025
Shares reacquired     (829,744)     (6,965,804)      (261,755)     (2,164,838)
                     ---------   -------------      ---------   -------------
  Net increase       1,009,166   $   8,517,797      1,043,025   $   8,737,620
                     =========   =============      =========   =============

Class B Shares
                   Year Ended November 30, 1996  Year Ended November 30, 1995
                   ---------------------------   ----------------------------
                        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------
Shares sold            904,517    $  7,622,980      1,088,366    $  9,003,371
Shares issued to
 shareholders in
 reinvestment of
 distributions         681,076       5,727,981        909,234       7,464,388
Shares reacquired   (8,687,569)    (73,090,221)   (11,699,599)    (96,456,899)
                    ----------     -----------    -----------     -----------
  Net decrease      (7,101,976)   $(59,739,260)    (9,701,999)   $(79,989,140)
                    ==========    ============     ==========    ============

(6) LINE OF CREDIT
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $2,294.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, futures contracts and swap agreements. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1996 is as follows:

Written Option Transactions

                                                     1996 Calls                     1996 Puts
                                                     ----------------------------   ----------------------------
                                                     Principal Amounts              Principal Amounts
                                                          of Contracts                   of Contracts
                                                         (000 Omitted)   Premiums       (000 Omitted)   Premiums
----------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                             1,739   $ 11,064               4,297   $ 44,070
  Deutsche Marks/British Pounds                                  7,684     46,611                --        --
  Japanese Yen                                                     --       --                401,000     50,954
Options written -
  Australian Dollars                                             2,723     14,760                --        --
  Canadian Dollars                                                 --       --                  4,816     10,779
  Japanese Yen                                                     --       --                185,000     22,763
Options terminated in closing transactions -
  Australian Dollars                                            (4,462)   (25,824)             (1,642)   (10,036)
  Deutsche Marks/British Pounds                                 (7,684)   (46,611)               --        --
  Japanese Yen                                                     --       --               (586,000)   (73,717)
Options expired -
  Australian Dollars                                               --       --                 (2,655)   (34,034)
  Canadian Dollars                                                 --       --                 (4,816)   (10,779)
                                                                 -----   --------             -------   --------
OUTSTANDING, END OF PERIOD                                         --    $  --                   --     $  --
                                                                 =====   ========             =======   ========

Forward Foreign Currency Exchange Contracts
                                                                                    Net Unrealized
                                             Contracts to                          Contracts        Appreciation
                   Settlement Date        Deliver/Receive   In Exchange for         at Value      (Depreciation)
----------------------------------------------------------------------------------------------------------------
Sales                      2/20/97  AUD         2,288,642       $ 1,812,559      $ 1,861,719          $ (49,160)
                2/05/97 -  2/10/97  DEM           345,719           230,945          225,695              5,250
                          12/12/96  ESP     1,383,100,201        10,890,553       10,655,404            235,149
                2/05/97 -  2/10/97  JPY        51,070,958           461,748          452,923              8,825
                           2/03/97  SEK        18,660,467         2,833,783        2,781,455             52,328
                                                                -----------      -----------           --------
                                                                $16,229,588      $15,977,196          $ 252,392
                                                                ===========      ===========          =========
Purchases                  2/20/97  CAD        10,605,592       $ 7,979,261      $ 7,905,376          $ (73,885)
                          12/12/96  DEM        12,277,558         8,100,790        7,987,276           (113,514)
                           2/03/97  SEK        10,821,530         1,637,566        1,613,014            (24,552)
                                                                -----------      -----------           --------
                                                                $17,717,617      $17,505,666          $(211,951)
                                                                ===========      ===========          =========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net payable of $112,587 with Banker's Trust, $23,360 with Chase Manhattan Bank, $437,068 with Deutschebank and $283,455 with Swiss Bank Corp. and a net receivable of $129,026 with Merrill Lynch at November 30, 1996.

At November 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps
                 Notional Principal            Cash Flows               Cash Flows          Unrealized
Expiration       Amount of Contract      Paid by the Fund     Received by the Fund        Appreciation
------------------------------------------------------------------------------------------------------
10/22/01         ITL  6,990,000,000         ITL-LIBOR-BBA                   8.055%            $308,144
                                                                                              -------

At November 30, 1996, the Fund has segregated sufficient cash and/or securities to cover margin requirements on open interest rate swaps.

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Series Trust II and Shareholders of MFS Intermediate Income Fund: We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (one of the series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1996 and 1995, and the financial highlights for each of the years in the nine-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

                  --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) INTERMEDIATE INCOME FUND

TRUSTEES                                                ASSISTANT SECRETARY
A. Keith Brodkin* - Chairman and President              James R. Bordewick, Jr.*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              CUSTODIAN
Massachusetts Financial Services Company;               State Street Bank and Trust Company
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                       AUDITORS
Marshall N. Cohan - Private Investor                    Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                  INVESTOR INFORMATION
Professor of Surgery, Harvard Medical School            For MFS stock and bond market outlooks,
The Hon. Sir J. David Gibbons, KBE - Chief              call toll free: 1-800-637-4458 anytime from
Executive Officer, Edmund Gibbons Ltd.;                 a touch-tone telephone.
Chairman, Bank of N.T. Butterfield & Son Ltd.
Abby M. O'Neill - Private Investor;                     For information on MFS mutual funds,
Director, Rockefeller Financial Services, Inc.          call your financial adviser or, for an
(investment advisers)                                   information kit, call toll free:
Walter E. Robb, III - President and Treasurer,          1-800-637-2929 any business day from
Benchmark Advisors, Inc. (corporate financial           9 a.m. to 5 p.m. Eastern time (or leave
consultants); President, Benchmark Consulting           a message anytime).
Group, Inc. (office services); Trustee,
Landmark Funds (mutual funds)                           INVESTOR SERVICE
Arnold D. Scott* - Senior Executive Vice                MFS Service Center, Inc.
President, Director and Secretary,                      P.O. Box 2281
Massachusetts Financial Services Company                Boston, MA 02107-9906
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company                For general information, call toll free:
J. Dale Sherratt - President, Insight                   1-800-225-2606 any business day from
Resources, Inc.                                         8 a.m. to 8 p.m. Eastern time.
(acquisition planning specialists)
Ward Smith  - Former Chairman (until 1994),             For service to speech- or hearing-impaired,
NACCO Industries; Director, Sundstrand                  call toll free: 1-800-637-6576 any business
Corporation                                             day from 9 a.m. to 5 p.m. Eastern time.
                                                        (To use this service, your phone must be equipped
INVESTMENT ADVISER                                      with a Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                     For share prices, account balances and
Boston, MA 02116-3741                                   exchanges, call toll free: 1-800-MFS-TALK
                                                        (1-800-637-8255) anytime from a touch-tone
DISTRIBUTOR                                             telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                     WORLD WIDE WEB
Boston, MA 02116-3741                                   www.mfs.com

PORTFOLIO MANAGERS                                                                 TOP RATED SERVICE
Steven E. Nothern*                                                    For the third year in a row,
Christopher D. Piros*                                   [DALBAR         MFS earned a #1 ranking in the
                                                        LOGO]          DALBAR, Inc. Broker/Dealer
TREASURER                                                             Survey, Main Office Operations
W. Thomas London*                                                   Service Quality Category. The
                                                        firm achieved a 3.48 overall score on a
ASSISTANT TREASURER                                     scale of 1 to 4 in the 1996 survey. A total
James O. Yost*                                          of 110 firms responded, offering input on the
                                                        quality of service they received from 29
SECRETARY                                               mutual fund companies nationwide. The survey
Stephen E. Cavan*                                       contained questions about service quality in
                                                        15 categories, including "knowledge of phone
                                                        service contracts," "accuracy of transaction
                                                        processing," and "overall ease of doing
                                                        business with the firm."
*Affiliated with the Investment Adviser

MFS(R) INTERMEDIATE                                         -------------
INCOME FUND                 [DALBAR                         BULK RATE
                             LOGO]                          U.S. POSTAGE
500 Boylston Street    TOP-RATED SERVICE                    P A I D
Boston, MA 02116                                            PERMIT #55638
                                                            BOSTON, MA
                                                            -------------



   [LOGO]
   INVESTMENT MANAGEMENT
We invented the mutual fund(TM)

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                            MII-2 1/97 17M 5/205

                                     PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (A)  FINANCIAL STATEMENTS INCLUDED IN PART A:

                 For the period from the commencement of investment operations (December 29, 1986 for MFS Emerging Growth Fund ("MEG") and MFS Capital Growth Fund ("MCG") and August 1, 1988 for MFS Intermediate Income Fund ("MII") and MFS Gold & Natural Resources Fund ("MGN") to November 30, 1996:
                   Financial Highlights

               FINANCIAL STATEMENTS INCLUDED IN PART B:
                 At November 30, 1996:
                   Portfolio of Investments*
                   Statement of Assets and Liabilities*
                 For each of the two years in the period ended
                  November 30, 1996:
                   Statement of Changes in Net Assets*
                 For the year ended November 30, 1996:
                   Statement of Operations*
-------------------

* Incorporated herein by reference to the Fund's Annual Report to Shareholders, dated November 30, 1996, filed with the SEC for MII on February 3, 1997; for MEG and MCG on February 4, 1997 and for MGN on February 7, 1997.


                  (B)    EXHIBITS

                1 (a) Amended and Restated Declaration of Trust, dated
                      February 3, 1995. (3)


                  (b) Amendment to Declaration of Trust, dated February 21,
                      1996. (8)

                  (c) Amendment to Declaration of Trust, dated June 12, 1996.
                      (9)

                  (d) Amendment to Declaration of Trust, dated December 19,
                      1996. (11)


                2     Amended and Restated By-Laws, dated December 14, 1994. (3)

                3     Not Applicable.


                4     Form of Share Certificate for Classes of Shares. (7)

                5 (a) Investment Advisory Agreement for MFS Emerging Growth
                      Fund, dated August 1, 1993 as amended through August 9, 1995. (8)


                  (b) Investment Advisory Agreement for MFS Capital Growth Fund,
                      dated September 1, 1993. (3)

                  (c) Investment Advisory Agreement for MFS Intermediate Income
                      Fund, dated September 1, 1993. (3)

                  (d) Investment Advisory Agreement for MFS Gold & Natural
                      Resources Fund, dated September 1, 1993. (3)

                6 (a) Distribution Agreement between the Trust and MFS Fund
                      Distributors, Inc., dated January 1, 1995. (3)

                  (b) Dealer Agreement between MFS Fund Distributors, Inc.
                      ("MFD"), and a dealer, dated December 28, 1994 and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, dated December 28, 1994. (1)

                7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (6)

                8 (a) Custodian Agreement, dated January 28, 1988. (6)

                  (b) Amendment to Custodian Agreement, dated February 29, 1988.
                      (6)

                  (c) Amendment to Custodian Agreement, dated October 1, 1989.
                      (6)

                  (d) Amendment to the Custodian Agreement, dated October 9,
                      1991. (6)

                9 (a) Shareholder Servicing Agent Agreement, dated September
                      10, 1986. (6)


                  (b) Amendment to Shareholder Servicing Agent Agreement, dated
                      January 1, 1997, to amend fee schedule; filed herewith.

                  (c) Exchange Privilege Agreement, dated September 1, 1993, as amended and restated through and including January 1, 1997. (12)


                  (d) Loan Agreement by and among the Banks named therein, the
                      MFS Funds named therein, and The First National Bank of Boston, dated as of February 21, 1995. (2)


                  (e) Master Administrative Services Agreement dated March 1,
                      1997. (13)

                  (f) Dividend Disbursing Agent Agreement, dated February 1,
                      1986. (4)

               10 Consent and Opinion of Counsel for the fiscal year ended November 30, 1996, filed with the Rule 24f-2 Notice on January 28, 1997.

               11     Consent of Deloitte & Touche LLP; filed herewith.


               12     Not Applicable.

               13     Investment Representation Letter. (6)

               14 (a) Forms for Individual Retirement Account Disclosure
                      Statement as currently in effect. (5)

                  (b) Forms for MFS 403(b) Custodial Account Agreement as
                      currently in effect. (5)

                  (c) Forms for MFS Prototype Paired Defined Contribution Plans
                      as Trust Agreement as currently in effect. (5)


               15 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January
                      1, 1997. (10)


               16 Schedule for Computation of Performance Quotations - Average Annual Total Rate of Return, Aggregate Total Rate of Return and Standardized Yield. (1)


               17     Financial Data Schedules for each Series; filed herewith.

               18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (7)


                      Power of Attorney, dated August 11, 1994. (3)
---------------
 (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
 (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.
 (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on March 30, 1995.
 (4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
 (5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.
 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.
 (7) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed with the SEC via EDGAR on March 28, 1996.
 (9) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on August 27, 1996.
(10) Incorporated by reference to MFS Series Trust I (File No. 33-7638 and 811-4777) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on December 27, 1996.
(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on January 27, 1997.
(12) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          FOR MFS EMERGING GROWTH FUND

                       (1)                                       (2)
                  TITLE OF CLASS                       NUMBER OF RECORD HOLDERS


          Class A Shares of Beneficial Interest                179,495
                   (without par value)                (as of February 28, 1997)

          Class B Shares of Beneficial Interest                283,911
                   (without par value)                (as of February 28, 1997)

          Class C Shares of Beneficial Interest                  8,529
                   (without par value)                (as of February 28, 1997)

          Class I Shares of Beneficial Interest                      5
                   (without par value)                (as of February 28, 1997)


          FOR MFS CAPITAL GROWTH FUND

                       (1)                                       (2)
                  TITLE OF CLASS                       NUMBER OF RECORD HOLDERS


          Class A Shares of Beneficial Interest                 15,083
                   (without par value)                (as of February 28, 1997)

          Class B Shares of Beneficial Interest                 30,762
                   (without par value)                (as of February 28, 1997)

          Class I Shares of Beneficial Interest                      4
                   (without par value)                (as of February 28, 1997)


          FOR MFS INTERMEDIATE INCOME FUND

                       (1)                                       (2)
                  TITLE OF CLASS                       NUMBER OF RECORD HOLDERS


          Class A Shares of Beneficial Interest                  2,179
                   (without par value)                (as of February 28, 1997)

          Class B Shares of Beneficial Interest                  8,558
                   (without par value)                (as of February 28, 1997)

          Class I Shares of Beneficial Interest                    1
                   (without par value)                (as of February 28, 1997)


          FOR MFS GOLD & NATURAL RESOURCES FUND

                       (1)                                       (2)
                  TITLE OF CLASS                       NUMBER OF RECORD HOLDERS


          Class A Shares of Beneficial Interest                  1,585
                   (without par value)                (as of February 28, 1997)

          Class B Shares of Beneficial Interest                  2,871
                   (without par value)                (as of February 28, 1997)


ITEM 27.  INDEMNIFICATION

          The Trustees and officers of the Trust and the personnel of the Trust's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

          Reference is hereby made to (a) Article V of the Trust's Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 16, filed with the SEC on March 30, 1995 and (b) Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on October 13, 1995.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

          MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Fund (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

          MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

          Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

          MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

          MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          MFS

          The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST X
          MFS GOVERNMENT LIMITED MATURITY FUND

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

          MFS SERIES TRUST II

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST III

          A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST IV
          MFS SERIES TRUST IX

          A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VII

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SERIES TRUST VIII

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL SERIES TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS VARIABLE INSURANCE TRUST
          MFS UNION STANDARD TRUST
          MFS INSTITUTIONAL TRUST

          A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MUNICIPAL INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS MULTIMARKET INCOME TRUST
          MFS CHARTER INCOME TRUST

          A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS SPECIAL VALUE TRUST

          A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MFS/SUN LIFE SERIES TRUST

          John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          WORLD GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Senior Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

          MIL-UK

          A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

          MIL FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

          MFS MERIDIAN FUNDS

          A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

          MFD

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

          CIAI

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin          Director, Sun Life Assurance Company of
                                      Canada (U.S.), One Sun Life Executive
                                      Park, Wellesley Hills, Massachusetts
                                      Director, Sun Life Insurance and Annuity
                                      Company of New York, 67 Broad Street, New
                                      York, New York

          Donald A. Stewart         President and a Director, Sun Life Assurance
                                      Company of Canada, Sun Life Centre, 150
                                      King Street West, Toronto, Ontario, Canada
                                      (Mr. Stewart is also an officer and/or
                                      Director of various subsidiaries and
                                      affiliates of Sun Life)

          John D. McNeil            Chairman, Sun Life Assurance Company of
                                      Canada, Sun Life Centre, 150 King Street
                                      West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                      Life)

          Joseph W. Dello Russo     Director of Mutual Fund Operations, The
                                      Boston Company, Exchange Place, Boston,
                                      Massachusetts (until August, 1994)


ITEM 29.  DISTRIBUTORS

          (a) Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                               NAME                           ADDRESS

          Massachusetts Financial Services              500 Boylston Street
            Company (investment adviser)                Boston, MA  02116

          MFS Fund Distributors, Inc.                   500 Boylston Street
            (principal underwriter)                     Boston, MA  02116

          State Street Bank and                         State Street South
            Trust Company (custodian)                   5 - West
                                                        North Quincy, MA  02171

          MFS Service Center, Inc.                      500 Boylston Street
            (transfer agent)                            Boston, MA  02116

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)    Not applicable.

          (b)    Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of March, 1997.

                                          MFS SERIES TRUST II

                                          By:      JAMES R. BORDEWICK, JR.
                                                   ---------------------------
                                          Name:    James R. Bordewick, Jr.
                                          Title:   Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 27, 1997.

          SIGNATURE                                  TITLE
          ---------                                  -----

A. KEITH BRODKIN*                         Chairman, President (Principal
-------------------------------             Executive Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                         Treasurer (Principal Financial Officer
-------------------------------             and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                        Trustee
-------------------------------
Richard B. Bailey


MARSHALL N. COHAN*                        Trustee
-------------------------------
Marshall N. Cohan


LAWRENCE H. COHN, M.D.*                   Trustee
-------------------------------
Lawrence H. Cohn, M.D.


SIR J. DAVID GIBBONS*                     Trustee
-------------------------------
Sir J. David Gibbons


ABBY M. O'NEILL*                          Trustee
-------------------------------
Abby M. O'Neill


WALTER E. ROBB, III*                      Trustee
-------------------------------
Walter E. Robb, III


ARNOLD D. SCOTT*                          Trustee
-------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                        Trustee
-------------------------------
Jeffrey L. Shames


J. DALE SHERRATT*                         Trustee
-------------------------------
J. Dale Sherratt


WARD SMITH*                               Trustee
-------------------------------
Ward Smith

                                         *By:      JAMES R. BORDEWICK, JR.
                                                   ---------------------------
                                          Name:    James R. Bordewick, Jr.
                                          as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr. on
                                          behalf of those indicated pursuant to
                                          a Power of Attorney dated August 11,
                                          1994, incorporated by reference to the
                                          Registrant's Post-Effective Amendment
                                          No. 16 filed with the Securities and
                                          Exchange Commission via EDGAR on March
                                          30, 1995.

                                INDEX TO EXHIBITS

EXHIBIT NO.             DESCRIPTION OF EXHIBIT                        PAGE NO.
-----------             ----------------------                        --------

     9 (b) Amendment to Shareholder Servicing Agent Agreement dated January 1, 1997 to amend fee schedule.

    11      Consent of Deloitte & Touche LLP.

    17      Financial Data Schedules for each Series.